                                                                    EXHIBIT 10.1

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                               AQUA-CHEM, INC.

                         SECOND AMENDED AND RESTATED

                          REVOLVING CREDIT AGREEMENT

                          DATED AS OF JUNE 23, 1998

                           COMERICA BANK, AS AGENT



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
                                                                EXHIBIT 10.1



                                TABLE OF CONTENTS

                                                                                                               Page

1.       DEFINITIONS..............................................................................................1

2.       REVOLVING CREDIT........................................................................................23
                  2.1      Revolving Credit Commitment...........................................................23
                  2.2      Accrual of Interest and Maturity......................................................24
                  2.3      Requests for Advances and Requests for Refundings and Conversions of
                            Revolving Credit Advances............................................................24
                  2.4      Disbursement of Revolving Credit Advances.............................................26
                  2.5      Prime-based Advance in Absence of Election or Upon Default............................27
                  2.6      Revolving Credit Facility Fee.........................................................27
                  2.7      Reduction of Indebtedness; Revolving Credit Aggregate Commitment......................27
                  2.8      Optional Reduction or Termination of Revolving Credit Aggregate
                            Commitment...........................................................................28
                  2.9      Extension of Revolving Credit Maturity Date...........................................28

3.       LETTERS OF CREDIT.......................................................................................29
                  3.1      Letters of Credit.....................................................................29
                  3.2      Conditions to Issuance................................................................29
                  3.3      Notice................................................................................31
                  3.4      Letter of Credit Fees.................................................................31
                  3.5      Other Letter of Credit Fees...........................................................32
                  3.6      Draws and Demands for Payment Under Letters of Credit.................................32
                  3.7      Obligations Irrevocable...............................................................33
                  3.8      Risk Under Letters of Credit..........................................................34
                  3.9      Indemnification.......................................................................35
                  3.10     Right of Reimbursement................................................................36
                  3.11     Existing Letters of Credit............................................................36

4.       SWING LINE CREDIT.......................................................................................37
                  4.1      Swing Line Advances...................................................................37
                  4.2      Accrual of Interest; Margin Adjustments...............................................37
                  4.3      Requests for Swing Line Advances......................................................37
                  4.4      Disbursement of Swing Line Advances...................................................39
                  4.5      Refunding of or Participation Interest in Swing Line Advances.........................39

5.       MARGIN ADJUSTMENTS; INTEREST PAYMENTS...................................................................40
                  5.1      Margin Adjustments....................................................................40
                  5.2      Prime-based Interest Payments.........................................................41
                  5.3      Eurocurrency-based Interest Payments..................................................41
                  5.4      Quoted Rate Advance Interest Payments.................................................42
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                                                                EXHIBIT 10.1


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                                   (Continued)
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
                  5.5      Interest Payments on Conversions......................................................42
                  5.6      Interest on Default...................................................................42
                  5.7      Prepayment of Revolving Credit and Swing Line Advances................................42

6.       CONDITIONS..............................................................................................43
                  6.1      Execution of Notes and this Agreement.................................................43
                  6.2      Corporate Authority...................................................................43
                  6.3      Reaffirmation of Certain Loan Documents...............................................44
                  6.4      Real Estate Documentation.............................................................44
                  6.5      Insurance.............................................................................44
                  6.6      Compliance with Certain Documents and Agreements......................................44
                  6.7      Opinion of Counsel....................................................................44
                  6.8      Company's Certificate.................................................................45
                  6.9      Payment of Fees.......................................................................45
                  6.10     Pro Forma Balance Sheet...............................................................45
                  6.11     Existing Credit Facilities............................................................45
                  6.13     National Dynamics Acquisition Documents...............................................45
                  6.14     Subordinated Debt.....................................................................46
                  6.15     Perfection of Security Interests......................................................46
                  6.16     Other Documents and Instruments.......................................................46
                  6.17     Continuing Conditions.................................................................46

7.       REPRESENTATIONS AND WARRANTIES..........................................................................47
                  7.1      Corporate Authority...................................................................47
                  7.2      Due Authorization - Company...........................................................47
                  7.3      Due Authorization - Guarantors........................................................47
                  7.4      Liens.................................................................................47
                  7.5      Taxes.................................................................................48
                  7.6      No Defaults...........................................................................48
                  7.7      Enforceability of Agreement and Loan Documents -- Company.............................48
                  7.8      Enforceability of Loan Documents -- Guarantors........................................48
                  7.9      Compliance with Laws..................................................................48
                  7.10     Non-contravention -- Company..........................................................49
                  7.11     Non-contravention -- Guarantors.......................................................49
                  7.12     No Litigation.........................................................................49
                  7.13     Consents, Approvals and Filings, Etc..................................................49
                  7.14     Agreements Affecting Financial Condition..............................................50
                  7.15     No Investment Company or Margin Stock.................................................50
                  7.16     ERISA.................................................................................50
                  7.17     Conditions Affecting Business or Properties...........................................50
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                                                                EXHIBIT 10.1


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                                   (Continued)
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
                  7.18     Environmental and Safety Matters......................................................51
                  7.19     Subsidiaries..........................................................................51
                  7.20     Accuracy of Information...............................................................51
                  7.21     Financial Statements - Company........................................................51
                  7.22     Solvency..............................................................................52
                  7.23     Year 2000 Requirement.................................................................52

8.       AFFIRMATIVE COVENANTS...................................................................................53
                  8.1      Financial Statements..................................................................53
                  8.2      Certificates; Other Information.......................................................54
                  8.3      Payment of Obligations................................................................54
                  8.4      Conduct of Business and Maintenance of Existence......................................54
                  8.5      Maintenance of Property; Insurance....................................................55
                  8.6      Inspection of Property; Books and Records, Discussions................................55
                  8.7      Notices...............................................................................55
                  8.8      Hazardous Material Laws...............................................................56
                  8.9      Maintain Base Tangible Net Worth......................................................57
                  8.10     Fixed Charge Coverage Ratio...........................................................57
                  8.11     Senior Funded Debt to Consolidated EBITDA Ratio.......................................57
                  8.12     [Reserved]............................................................................57
                  8.13     [Reserved]............................................................................57
         Taxes    ...............................................................................................57
                  8.15     Governmental and Other Approvals......................................................57
                  8.16     Compliance with ERISA.................................................................57
                  8.17     ERISA Notices.........................................................................57
                  8.18     Security..............................................................................58
                  8.19     Defense of Collateral.................................................................58
                  8.20     Use of Proceeds.......................................................................58
                  8.21     Future Subsidiaries. .................................................................58
                  8.22     Financial Covenant Amendments.........................................................59
                  8.23     Further Assurances....................................................................59

9.       NEGATIVE COVENANTS......................................................................................60
                  9.1      Limitation on Debt....................................................................60
                  9.2      Limitation on Liens...................................................................61
                  9.3      Limitation on Guarantee Obligations...................................................62
                  9.4      Acquisitions..........................................................................62
                  9.5      Limitation on Fundamental Changes and Sale of Assets..................................62
                  9.6      Restricted Payments...................................................................64
                  9.7      Limitation on Capital Expenditures....................................................64
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                                                                EXHIBIT 10.1


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                                   (Continued)
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
                  9.8      Limitation on Investments, Loans and Advances.........................................65
                  9.9      Transactions with Affiliates..........................................................66
                  9.10     Sale and Leaseback....................................................................66
                  9.11     Limitation on Negative Pledge Clauses.................................................66
                  9.12     Prepayment of Debts...................................................................66
                  9.13     Subordinated Obligations and Subordinated Debt........................................67
                  9.14     Modification of Certain Agreements....................................................67

10.      DEFAULTS................................................................................................67
                  10.1     Events of Default.....................................................................67
                  10.2     Exercise of Remedies..................................................................70
                  10.3     Rights Cumulative.....................................................................70
                  10.4     Waiver by Company of Certain Laws.....................................................70
                  10.5     Waiver of Defaults....................................................................70
                  10.6     Set Off...............................................................................71

11.      PAYMENTS, RECOVERIES AND COLLECTIONS....................................................................71
                  11.1     Payment Procedure.....................................................................71
                  11.2     Application of Proceeds of Collateral.................................................73
                  11.3     Pro-rata Recovery.....................................................................73

12.      CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS........................................................73
                  12.1     Reimbursement of Prepayment Costs.....................................................73
                  12.2     Agent's Eurocurrency Lending Office...................................................74
                  12.3     Circumstances Affecting Eurocurrency-based Rate Availability..........................74
                  12.4     Laws Affecting Eurocurrency-based Advance Availability................................74
                  12.5     Increased Cost of Eurocurrency-based Advances.........................................75
                  12.6     Indemnity.............................................................................76
                  12.7     Other Increased Costs.................................................................76
                  12.8     Substitution of Banks.................................................................77

13.      AGENT...................................................................................................77
                  13.1     Appointment of Agent..................................................................77
                  13.2     Deposit Account with Agent............................................................78
                  13.3     Scope of Agent's Duties...............................................................78
                  13.4     Successor Agent.......................................................................79
                  13.5     Agent in its Individual Capacity......................................................79
                  13.6     Credit Decisions......................................................................79
                  13.7     Agent's Fees..........................................................................80
                  13.8     Authority of Agent to Enforce Notes and This Agreement................................80

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                                                                EXHIBIT 10.1


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                                   (Continued)
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
                  13.9     Indemnification.......................................................................80
                  13.10    Knowledge of Default..................................................................80
                  13.11    Agent's Authorization; Action by Banks................................................81
                  13.12    Enforcement Actions by the Agent......................................................81

14.      MISCELLANEOUS...........................................................................................81
                  14.1     Accounting Principles.................................................................81
                  14.2     Consent to Jurisdiction...............................................................81
                  14.3     Law of Michigan.......................................................................82
                  14.4     Interest..............................................................................82
                  14.5     Closing Costs and Other Costs; Indemnification........................................82
                  14.6     Notices...............................................................................83
                  14.7     Further Action........................................................................84
                  14.8     Successors and Assigns; Participations; Assignments...................................84
                  14.9     Indulgence............................................................................87
                  14.10    Counterparts..........................................................................87
                  14.11    Amendment and Waiver..................................................................87
                  14.12    Confidentiality.......................................................................88
                  14.13    Withholding Taxes.....................................................................88
                  14.14    Taxes and Fees........................................................................89
                  14.15    WAIVER OF JURY TRIAL..................................................................89
                  14.16    Complete Agreement; Conflicts.........................................................89
                  14.17    Severability..........................................................................89
                  14.18    Table of Contents and Headings........................................................89
                  14.19    Construction of Certain Provisions....................................................90
                  14.20    Independence of Covenants.............................................................90
                  14.21    Reliance on and Survival of Various Provisions........................................90
                  14.22    Complete Agreement; Amendment and Restatement.........................................90


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

                                                                EXHIBIT 10.1
                                TABLE OF CONTENTS
                                   (Continued)


SCHEDULES

    Schedule 1.1   Pricing Matrix
    Schedule 1.2   Percentages
    Schedule 2     Insurance Deposits (Permitted Liens)
    Schedule 3.1   Existing Letters of Credit
    Schedule 6.2 List of Jurisdictions in which Company and/or Subsidiaries do business
    Schedule 6.3   List of Jurisdictions in which to file financing statements
    Schedule 7.9   Compliance with Laws
    Schedule 7.12  Litigation
    Schedule 7.16  Employee Pension Benefit Plans
    Schedule 7.18  Environmental Matters
    Schedule 7.19  Subsidiaries
    Schedule 7.20  Contingent Obligations
    Schedule 8.8   Environmental Actions
    Schedule 8.21  Real Estate Documentation
    Schedule 9.1   Existing Debt
    Schedule 9.2   Permitted Liens
    Schedule 14.6  Notices

EXHIBITS

    A    FORM OF REQUEST FOR REVOLVING CREDIT ADVANCE
    B    FORM OF REVOLVING CREDIT NOTE
    C    FORM OF NOTICE OF LETTERS OF CREDIT
    D    FORM OF REQUEST FOR SWING LINE ADVANCE
    E    FORM OF SWING LINE NOTE
    F    FORM OF SWING LINE BANK PARTICIPATION CERTIFICATE
    G    [Reserved]
    H    FORM OF COVENANT COMPLIANCE REPORT
    I    FORM OF ASSIGNMENT AGREEMENT
    J    FORM OF SUBORDINATION PROVISIONS
    K    FORMS OF INTERCOMPANY NOTE
    L    FORM OF REAFFIRMATION OF CERTAIN LOAN DOCUMENTS


                                     - vi -

                                                                EXHIBIT 10.1



                           SECOND AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT



         This Second Amended and Restated Revolving Credit Agreement ("Agreement") is made as of the 23rd day of June, 1998, by and among the financial institutions from time to time signatory hereto (individually a "Bank," and any and all such financial institutions collectively the "Banks"), Comerica Bank, as structuring, documentation and administrative agent for the Banks (in such capacity, "Agent"), and Aqua-Chem, Inc., a Delaware corporation (the "Company");

         A. Company has requested that the Banks amend, renew and/or extend to it revolving credit and letters of credit as previously extended to Company by the Banks under that certain Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 5, 1997, by and among Company, Agent and the Banks (the "Prior Credit Agreement") on the terms and conditions set forth herein.

         B. The Banks are prepared to extend such credit as aforesaid, by amendment and renewal (but not in novation) of the Prior Credit Agreement, but only upon the terms and conditions set forth in this Agreement.

         NOW THEREFORE, in consideration of the covenants contained herein, Company, the Banks and Agent agree as follows:

         COMPANY, AGENT AND BANKS AGREE:

1.       DEFINITIONS

         For the purposes of this Agreement the following terms will have the following meanings:

         "Account Party(ies)" shall mean, with respect to any Letter of Credit, the account party or parties (which shall be the Company, individually, or a Domestic Significant Subsidiary which is a Guarantor jointly and severally with Company) named in an application to the Issuing Bank for the issuance of such Letter of Credit.

         "Account(s)" shall mean any account or account receivable as defined under the UCC, including without limitation, with respect to any Person, any right of such Person to payment for goods sold or leased or for services rendered.

         "Account Debtor" shall mean the party who is obligated on or under any Account.

         "Actual Capital Expenditures" shall mean as of any date of determination, Capital Expenditures minus that portion of such Capital Expenditures financed under Capitalized Leases or other Debt.

                                                                EXHIBIT 10.1


         "Adjusted Consolidated Tangible Net Worth" shall mean, as of any date of determination, Consolidated Tangible Net Worth as of such date plus an amount equal to the aggregate outstanding principal amount of the Subordinated Debt as of such date.

         "Advance(s)" shall mean, as the context may indicate, a borrowing requested by Company, and made by the Banks under Section 2.1 hereof or requested by the Company and made by the Swing Line Bank under Section 4.1 hereof, including without limitation any readvance, refunding or conversion of such borrowing pursuant to Section 2.3 or 4.5 hereof, any advance in respect of a Letter of Credit under Section 3.6 hereof (including without limitation the unreimbursed amount of any draws under any Letters of Credit), and shall include, as applicable, a Eurocurrency-based Advance, a Prime-based Advance, and a Quoted Rate Advance.

         "Affected Lender" shall have the meaning set forth in Section 12.8.

         "Affiliate" shall mean, with respect to any Person, any other Person or group acting in concert in respect of the first Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with such first Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person or group of Persons, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise. Unless otherwise specified to the contrary herein, or the context requires otherwise, Affiliate shall refer to the Company's Affiliates.

         "Agent" shall mean Comerica Bank, in its capacity as agent for the Banks hereunder, or any successor agent appointed in accordance with Section
13.4 hereof.

         "Agent's Fees" shall mean those agency, and other fees and expenses required to be paid by Company to Agent under Section 13.7 hereof.

         "Alternate Base Rate" shall mean, for any day, an interest rate per annum equal to the Federal Funds Effective Rate in effect on such day, plus one percent (1%).

         "Applicable Evaluation Date" shall mean the last day of the Company's most recent fiscal year (i) which ended prior to the applicable date an event or transaction proposed to be undertaken by the Company is to be tested hereunder and (ii) for which the Banks have received audited financial statements pursuant to Section 8.1(a) hereof; provided, however, that until the Company has delivered the financial statements required under Section 8.1(a) hereof for its fiscal year ending March 31, 1999, (x) the Applicable Evaluation Date shall be June 23, 1998 and (y) all such evaluations shall be based on the Closing Pro Forma Balance Sheet.

         "Applicable Facility Fee Percentage" shall mean as of any date of determination thereof, the applicable percentage used to calculate the Revolving Credit Facility Fee due and payable

                                                                EXHIBIT 10.1

hereunder, determined by reference to the appropriate columns in the pricing matrix attached to this Agreement as Schedule 1.1.

         "Applicable Interest Rate" shall mean the Eurocurrency-based Rate, the Prime-based Rate, or the Quoted Rate, as selected by Company from time to time subject to the terms and conditions of this Agreement.

         "Applicable L/C Fee Percentage" shall mean, as of any date of determination thereof, the applicable percentage used to calculate the Letter of Credit Fees due and payable hereunder, determined by reference to the appropriate columns in the pricing matrix attached to this Agreement as Schedule 1.1.

         "Asset Disposition" shall mean the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise of any of the following: (a) any of the equity interest or stock of the Company or any of its Subsidiaries or (b) any or all of the assets of the Company or its Subsidiaries other than sales of Inventory in the ordinary course of business.

         "Asset Sale" shall mean the sale, transfer or other disposition by the Company or any Subsidiary of any asset to any Person, other than sales, transfers or other dispositions of inventory in the ordinary course of business; provided, however that Asset Sales shall not include assets damaged, destroyed or condemned which the Company or such Subsidiary has replaced, or has begun the process of replacing, within 180 days of such damage, destruction or condemnation with the proceeds of insurance.

         "Banks" shall mean Comerica Bank and the other Banks signatory hereto and such other financial institutions from time to time parties hereto as lenders and shall include the Swing Line Bank and any assignee which becomes a Bank pursuant to Section 14.8 hereof.

         "Base Tangible Net Worth" shall mean (i) $70,000,000 plus (ii) (on a cumulative basis) for each fiscal quarter ending on or after the Effective Date, the sum of (A) fifty percent (50%) of Consolidated Net Income (if positive), earned in each fiscal quarter commencing after the Effective Date and (B) one hundred percent (100%) of the cash proceeds of the issuance of any Equity Interests of Company (net of reasonable and customary costs and expenses of issuance) during such fiscal quarter.

         "Business Day" shall mean any day on which commercial banks are open for domestic and international business in Detroit, London and New York.

         "CapEx Limit" shall mean for fiscal years ending March 31, 1999 and March 31, 2000, $8,000,000 and for each fiscal year thereafter, the greater of $7,000,000 or three percent (3%) of the Company's Consolidated revenues (determined according to GAAP) for the immediately preceding fiscal year but in any event not to exceed $10,000,000.00.

                                                                EXHIBIT 10.1

         "Capital Expenditures" shall mean, for any period of determination, the amount capitalized as capital expenditures for the period in question, under GAAP, as property, plant, and equipment or similar fixed asset accounts, plus deposits made during such period in connection with property, plant, and equipment; less deposits of a prior period included above.

         "Capitalized Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) with respect to which the discounted present value of the rental obligations of such Person as lessee thereunder, in conformity with GAAP, is required to be capitalized on the balance sheet of that Person.

         "CB-Kramer" shall mean CB-Kramer Sales and Service, Inc., a Delaware corporation, and the wholly-owned Subsidiary of Company.

         "Closing Pro Forma Balance Sheet" is defined in Section 6.10 hereof.

         "Collateral" shall mean all property or rights in which a security interest, mortgage, lien or other encumbrance for the benefit of the Banks is or has been granted or arises or has arisen, under or in connection with this Agreement, the other Loan Documents, or otherwise.

         "Collateral Documents" shall mean the Pledge Agreement, the Parent Pledge Agreement, the Security Agreement, the Mortgages, and all of the other acknowledgments, certificates, stock powers, financing statements, instruments and other security documents executed by Company or any Domestic Subsidiary in favor of the Agent for the benefit of the Banks and delivered to the Agent, as security for the Indebtedness, in connection with this Agreement, the other Loan Documents, in each case, as such collateral documents may be amended or otherwise modified from time to time.

         "Comerica Bank" shall mean Comerica Bank, a Michigan banking corporation, its successors or assigns.

         "Commonly Controlled Entity" shall mean an entity, whether or not incorporated, which is under common control with the Company within the meaning of Section 4001 of ERISA or which is part of a group which includes the Company and which is treated as a single employer under Section 414 of the Internal Revenue Code.

         "Company" is defined in the Preamble.

         "Consolidated" or "Consolidating" shall mean, when used with reference to any financial term in this Agreement, the aggregate for two or more Persons of the amounts signified by such term for all such Persons determined on a consolidated basis in accordance with GAAP. Unless otherwise specified herein, references to Consolidated financial statements or data of Company includes consolidation with its Subsidiaries in accordance with GAAP.

                                                                EXHIBIT 10.1


         "Consolidated EBITDA" shall mean net income (or loss) of the Company and its Subsidiaries, for the period in question, on a Consolidated basis but excluding: (a) the income (or loss) of any Person (other than
Subsidiaries of the Company) in which the Company or any of its Subsidiaries has an ownership interest, unless received by the Company or its Subsidiaries in a cash distribution; and (b) the income (or loss) of any Person accrued prior to the date it became a Subsidiary of the Company or is merged into or consolidated with the Company, plus the sum of the following: (i) any provision for (or less any benefit from) income and franchise taxes included in the determination of net income; (ii)
Interest Expense net of interest income, deducted in the determination of net income; (iii) depreciation deducted in the determination of net income;
(iv) amortization deducted in determining net income; (v) losses (or less gains) from Asset Dispositions or other non-cash items included in the determination of net income (excluding sales, expenses or losses related to current assets) and all restructuring charges related to the closing of
the Company's   Greenville,   Mississippi   manufacturing   facility  (as
permitted hereunder); (vi) extraordinary losses (or less gains), as defined under GAAP, net of related tax effects included in the determination of net income; (vii) other expense (as set forth in the Company's financial statements); (viii) less other income; and (ix) expenses of the transactions completed pursuant to the Transaction Documents included in the determination of net income provided that such expenses were included in the Initial Pro Forma Balance Sheet (as defined in the Prior Credit Agreement) and in the Closing Pro Forma Balance Sheet, as the case may be, or disclosed in the notes thereto.

         "Consolidated Fixed Charges" shall mean Interest Expense for the preceding four quarters, plus any provision for (benefit from) income or franchise taxes included in the determination of net income for such period, plus scheduled payments of principal with respect to all Debt (including the principal portion of scheduled payments of Capitalized Lease obligations) of the Company and its Subsidiaries for the immediately succeeding four quarters, plus all rental and lease expenses of the Company and its Subsidiaries for the preceding four quarters; in each case determined (without duplication) on a Consolidated basis.

         "Consolidated Funded Debt" shall mean as of any date of determination, the sum, without duplication, of (a) all indebtedness of Company and its Consolidated Subsidiaries for borrowed money (including all Subordinated Debt) or for the deferred purchase price of property or services as of such date (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of Company and its Consolidated Subsidiaries under Capitalized Leases as of such date, (c) all obligations of Company and its Consolidated Subsidiaries in respect of letters of credit, acceptances or similar obligations issued or created for the account of Company or any of its Consolidated Subsidiaries as of such date, (d) all liabilities secured by any lien on any property owned by Company or its Consolidated Subsidiaries as of such date even though Company or such Subsidiaries, as applicable, have not assumed or otherwise become liable for the payment thereof, (e) all Guarantee Obligations of Company and its Consolidated Subsidiaries as of such date, and (f) all other contingent obligations of the Company and its Consolidated Subsidiaries which should be classified as liabilities in accordance with GAAP (but excluding pending litigation not yet reduced to judgment), in each case determined in accordance with GAAP.

                                                                EXHIBIT 10.1

         "Consolidated Net Income" shall mean, for any period of determination, the net income (but not loss) of Company and its consolidated Subsidiaries for such period, determined in accordance with GAAP.

         "Consolidated Net Worth" shall mean as of any date all amounts that would be included under stockholders' equity on a Consolidated balance sheet of Company and its consolidated Subsidiaries determined in accordance with GAAP.

         "Consolidated Tangible Net Worth" shall mean, as of any applicable date of determination, the difference between (i) net book value of all assets of the Company and its Consolidated Subsidiaries (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill and similar intangible assets), minus (ii) all Debt of Company and its Consolidated Subsidiaries, in each case as reflected on the balance sheet of the Company's most recently delivered financial statements.

         "Contractual Obligation" shall mean as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Covenant Compliance Report" shall mean the report to be furnished by Company to the Agent pursuant to Section 8.2(a) hereof, in the form of attached Exhibit H and certified by a Responsible Officer, in which report Company shall set forth, among other things, detailed calculations and the resultant ratios or financial tests with respect to the financial covenants contained in Sections
8.9 through 8.13, and Sections 9.1, 9.5(d) and 9.7(b) of this Agreement and shall calculate the ratio of Consolidated Funded Debt to Consolidated EBITDA.

         "De Minimis Matters" shall mean environmental or other matters, the existence of which and any liability which may result therefrom, would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial condition or businesses of the Company and its Subsidiaries (taken as a whole) or on the ability of the Company and Subsidiaries (taken as a whole) to pay their debts, as such debts become due.

         "Debt" shall mean, as of any applicable date of determination, all items of indebtedness, obligation or liability of a Person, whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, joint or several, that should be classified as liabilities in accordance with GAAP, including without limitation, any items so classified on a balance sheet and any reimbursement obligations in respect of letters of credit, obligations in respect of bankers acceptances, provided, however that for purposes of calculating the aggregate Debt of such Person and its Subsidiaries (if any), the direct and indirect and absolute and contingent obligations of such Person (whether direct or contingent) shall be determined without duplication.

         "Default" shall mean any event which with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement.

                                                                EXHIBIT 10.1

         "Dollars" and the sign "$" shall mean lawful money of the United States of America.

         "Domestic Significant Subsidiary(ies)" shall mean any Domestic Subsidiary which is also a Significant Subsidiary.

         "Domestic Subsidiary(ies)" shall mean those direct or indirect Subsidiaries of the Company incorporated under the laws of the United States of America, or any state thereof.

         "Effective Date" shall mean the date on which all the conditions precedent set forth in Sections 6.1 through 6.16 have been satisfied.

         "Environmental Reserve" shall mean an initial amount of $1,000,000, to be held back from availability to the Company of Advances of the Revolving Credit, subject to reductions in such holdback in amounts approved from time to time by the Majority Banks (based on the estimated costs set forth on Schedules 8.8A and 8.8B hereto or such other cost information acceptable to the Majority Banks), from time to time, upon completion of Environmental Tasks in accordance with Section 8.8 hereof, such reductions to become effective upon determination by the Majority Banks that the applicable Environmental Tasks have been completed in accordance with this Agreement (such determination to be in the sole discretion of the Majority Banks and promptly confirmed in writing to Company, if and when such determination has been made).

         "Environmental Tasks" shall mean those environmental compliance and remediation measures set forth (and identified as Environmental Tasks) on Schedules 8.8A and 8.8B hereto which Company is obligated to conduct and complete pursuant to Section 8.8 hereof.

         "Equity Interests" means, with respect to any Person, any and all shares, share capital, interests, participations, warrants, options or other equivalents (however designated) of capital stock of a corporation and any and all equivalent ownership interests in a Person (other than a corporation).

         "Equity Partners" shall mean Whitney Equity Partners, L.P., a Delaware limited partnership.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor act or code and the regulations in effect from time to time thereunder.

         "Eurocurrency-based Advance" shall mean an Advance which bears interest at the Eurocurrency-based Rate.

         "Eurocurrency-based Rate" shall mean, with respect to any Eurocurrency-Interest Period, the per annum interest rate which is equal to the sum of the Margin plus the quotient of:

         (A) the per annum interest rate at which deposits in eurodollars are offered to Agent's Eurocurrency Lending Office by other prime banks in the eurodollar market in an amount comparable to the relevant Eurocurrency-based Advance and for a period

                                                                EXHIBIT 10.1



                  equal to the relevant Eurocurrency-Interest Period at approximately 11:00 a.m. Detroit time two (2) Business Days prior to the first day of such Eurocurrency-Interest Period, divided by

         (B) an amount equal to one minus the stated maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) that is specified on the first day of such Eurocurrency-Interest Period by the Board of Governors of the Federal Reserve System (or any successor agency thereto) for determining the maximum reserve requirement with respect to eurodollar funding (currently referred to as "eurocurrency liabilities" in Regulation D of such Board) maintained by a member bank of such System, all as conclusively determined (absent manifest error) by the Agent, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

         "Eurocurrency-Interest Period" shall mean the Interest Period applicable to a Eurocurrency-based Advance.

         "Eurocurrency Lending Office" shall mean, (a) with respect to the Agent, Agent's office located at Grand Cayman, British West Indies or such other branch or branches of Agent, domestic or foreign, as it may hereafter designate as a Eurocurrency Lending Office by notice to Company and the Banks, and (b) as to each of the Banks, its office, branch or affiliate located at its address set forth in Agent's administrative questionnaire completed by such Bank (or identified thereon as a Eurocurrency Lending Office), or at such other office, branch or affiliate of such Bank as it may hereafter designate as its Eurocurrency Lending Office by notice to Company and Agent.

         "Event of Default" shall mean each of the Events of Default specified in Section 10.1 hereof.

         "Existing Letters of Credit" means those letters of credit listed on
Schedule 3.1 hereto which were issued by the Agent for the account of the Account Parties listed on such schedule before the Effective Date, as such letters of credit may be amended, modified, or supplemented from time to time in accordance with the terms hereof and thereof.

         "Federal Funds Effective Rate" shall mean, for any day, a fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it, all as conclusively determined by the Agent, such sum to be rounded upward, if necessary, to the nearest whole multiple of 1/16th of 1%.

         "Fees" shall mean the Revolving Credit Facility Fee, the Letter of Credit Fees, the Agent's Fees, and the other fees and charges payable by Company to the Banks or Agent hereunder.

                                                                EXHIBIT 10.1



         "Financial Statements" shall mean all those balance sheets, earnings statements and other financial data (whether of the Company or the Subsidiaries) which have been furnished to the Agent or the Banks for the purposes of, or in connection with, this Agreement and the transactions contemplated hereby.

         "Fixed Charge Coverage Ratio" shall mean, for any period of determination, a ratio (A) the numerator of which shall be equal to Consolidated EBITDA plus all rental and lease expenses of the Company and its Subsidiaries for such period, and (B) the denominator of which is Consolidated Fixed Charges for such period.

         "Foreign Subsidiary(ies)" shall mean all of the Company's direct or indirect Subsidiaries other than the Domestic Subsidiaries.

         "GAAP" shall mean generally accepted accounting principles in the United States of America, as in effect on the date hereof, consistently applied.

         "Governmental Obligations" means noncallable direct general obligations of the United States of America or obligations the payment of principal of and interest on which is unconditionally guaranteed by the United States of America.

         "Guarantee Obligation" shall mean as to any Person (the "guaranteeing person") any obligation of the guaranteeing person in respect of any obligation of another Person (including, without limitation, any bank under any letter of credit), the creation of which was induced by a reimbursement agreement, counter indemnity or similar obligation issued by the guaranteeing person, in either case guaranteeing or in effect guaranteeing any Debt, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith.

                                                                EXHIBIT 10.1



         "Guarantor(s)" shall mean the Parent and each Domestic Significant Subsidiary of the Company and each Person otherwise becoming a Domestic Significant Subsidiary of the Company subsequent to the date hereof or otherwise entering into a Guaranty (by joinder agreement or otherwise) from time to time and shall as of the date of execution of this Agreement consist of the Domestic Subsidiaries listed on Schedule 7.19 hereto.

         "Guaranty" shall mean the Guaranty made by each of the Guarantors in favor of the Agent for the ratable benefit of the Banks in connection with the Prior Agreement (or to be made by execution of a Joinder Agreement substantially in the form of the Joinder Agreement attached as "Exhibit A" to such Guaranty), as amended or otherwise modified from time to time.

         "Hazardous Material" shall mean and include any hazardous, toxic or dangerous waste, substance or material defined as such in (or for purposes of) the Hazardous Material Laws.

         "Hazardous Material Law(s)" shall mean all laws, codes, ordinances, rules, regulations, orders, decrees and directives issued by any federal, state, provincial, local, foreign or other governmental or quasi-governmental authority or body (or any agency, instrumentality or political subdivision thereof) pertaining to any hazardous, toxic or dangerous waste, substance or material on or about any facilities owned, leased or operated by Company or any of its Subsidiaries, or any portion thereof including, without limitation, those relating to soil, surface, subsurface ground water conditions and the condition of the ambient air; and any state and local laws and regulations pertaining to any hazardous, toxic or dangerous waste, substance or material and/or asbestos; any so-called "superfund" or "superlien" law; and any other federal, state, provincial, foreign or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

         "Hedging Transaction" means each interest rate swap transaction, basis swap transaction, forward rate transaction, commodity swap transaction, equity transaction, equity index transaction, foreign exchange transaction, cap transaction, floor transaction (including any option with respect to any of these transactions and any combination of any of the foregoing) entered into by the Company from time to time pursuant to an Interest Rate Protection Agreement; provided that such transaction is entered into for risk management purposes and not for speculative purposes.

         "Hereof", "hereto", "hereunder" and similar terms shall refer to this Agreement and not to any particular paragraph or provision of this Agreement.

         "Indebtedness" shall mean all indebtedness and liabilities (including without limitation interest, fees and other charges) arising under this Agreement or any of the other Loan Documents, whether direct or indirect, absolute or contingent, of Company or any Subsidiary to any of the Banks or to the Agent, in any manner and at any time, whether evidenced by the Notes, arising under any Guaranty or any of the other Loan Documents, due or hereafter to become due, now owing or that may hereafter be incurred by Company or any Subsidiary to, any of the Banks or the Agent, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest

                                                                EXHIBIT 10.1


according to the rates and terms specified, or as provided by law, any payment obligations, if any, under Hedging Transactions evidenced by Interest Rate Protection Agreements, and any and all consolidations, amendments, renewals, replacements, substitutions or extensions of any of the foregoing; provided, however that for purposes of calculating the Indebtedness outstanding under the Notes or any of the other Loan Documents, the direct and indirect and absolute and contingent obligations of the Company and the Subsidiaries (whether direct or contingent) shall be determined without duplication.

         "Initial Acquisition" shall mean the acquisition by merger, pursuant to the terms and conditions of the Agreement and Plan of Reorganization, of the Company by the Parent.

         "Initial Acquisition Documents" shall mean the Agreement and Plan of Reorganization, the Securities Purchase Agreement, the Warrant, the Registration Rights Agreement, the Stockholders' and Members' Agreement, the Contribution Agreement, the Miller Employment Agreement, the Certificate of Designation, the Certificate of Merger, the Agreement and Plan of Merger (each such term, to the extent not defined herein, as defined in the Original Credit Agreement), and the Certificate of Amendment to the Certificate of Incorporation of the Company dated as of the date hereof ("Restated Articles"), together with all other documents and instruments executed and delivered in connection with the Initial Acquisition, each as amended to the date hereof and as the same may be further amended or otherwise modified from time to time in compliance with the terms of this Agreement.

         "Intercompany Loan" shall mean any loan (or advance in the nature of a loan) by the Company or any 100% Significant Subsidiary to another 100% Significant Subsidiary and/or any loan (or advance in the nature of a loan) by Aqua-Chem International, Inc. to the Company; provided, however that each such loan or advance is subordinated in right of payment and priority to the Indebtedness on terms and conditions satisfactory to Agent and the Banks; and provided further however that, all such loans shall be evidenced by Intercompany Notes (copies or originals of which shall have been delivered to Agent), which notes, except for Intercompany Notes issued to a Foreign Subsidiary, shall be pledged to the Agent for the benefit of the Banks as security for the Indebtedness hereunder.

         "Intercompany Loans, Advances or Investments" shall mean any Intercompany Loan and any advance or investment by the Company or any 100% Significant Subsidiary (including without limitation any guaranty of obligations or indebtedness to third parties) to or in another 100% Significant Subsidiary.

         "Intercompany Note" shall mean an Intercompany Note evidencing Intercompany Loans substantially in the form of Exhibit K-1 or K-2, as applicable, and otherwise on terms and conditions satisfactory to the Agent and the Banks.

         "Interest Coverage Ratio" shall mean, for any period of determination, a ratio (A) the numerator of which shall be equal to EBITDA for such period and
(B) the denominator of which shall be Interest Expense for such period less amortization of capitalized fees and expenses incurred

                                                                EXHIBIT 10.1

with respect to the Transaction Documents included in the calculation of such Interest Expense, less interest paid in kind and included in the calculation of such Interest Expense.

         "Interest Expense" shall mean, with respect to the Company and its Subsidiaries on a consolidated basis for any period, the sum of (a) gross interest expense of the Company and its Subsidiaries for such period determined on a Consolidated basis in accordance with GAAP consistently applied, including
(i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, (iii) the portion of any payments or accruals with respect to Capitalized Lease obligations allocable to interest expense and (iv) all commissions paid to factors during such period, and (b) any other capitalized interest of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

         "Interest Period" shall mean (a) with respect to a Eurocurrency-based Advance, one (1), two (2), three (3) or six (6) months (or any lesser or greater number of days agreed to in advance by Company, Agent and the Banks) as selected by Company pursuant to Section 2.3, provided, however, that any Eurocurrency-Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and (b) with respect to a Swing Line Advance, shall mean a period of one (1) to thirty (30) days agreed to in advance by Company and the Swing Line Bank as selected by Company pursuant to
Section 4.3. Each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day, and no Interest Period which would end after the Revolving Credit Maturity Date, shall be permitted with respect to any Advance.

         "Interest Rate Protection Agreement" means any interest rate swap, cap, floor, collar, forward rate agreement, foreign currency agreement or other rate protection transaction, or any combination of such transaction or agreements or any option with respect to any such transactions or agreements now existing or hereafter entered into between Company and any Bank or an Affiliate of a Bank.

         "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Inventory" shall have the meaning assigned to such term in the UCC in effect on the date of this Agreement.

         "Investment" shall mean, when used with respect to any Person, (a) any loan, investment or advance made by such Person to any other Person (including, without limitation, any contingent obligation) in respect of any capital stock, Debt, obligation or liability of such other Person and (b) any other investment made by such Person (however acquired) in stock or other ownership interests

                                                                EXHIBIT 10.1



in any other Person, including, without limitation, any investment made in exchange for the issuance of shares of stock of such Person.

         "Issuing Bank" shall mean Comerica Bank in its capacity as issuer of one or more Letters of Credit hereunder.

         "Issuing Office" shall mean Issuing Bank's office located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226-3289 or such other office as Issuing Bank shall designate as its Issuing Office.

         "Joinder Agreement (Guaranty)" shall mean a joinder agreement substantially in the form attached as "Exhibit A" to the form of the Guaranty, to be executed and delivered by any Person required to be a Guarantor pursuant to Section 8.21 of this Agreement.

         "Joint Venture" shall mean any corporation, partnership, association, joint stock company, business trust or other combined enterprise, other than a Consolidated Subsidiary, in which (or to which) the Company or any of its Subsidiaries has made a loan, investment or advance or has an ownership stake or interest, whether in the nature of share capital, partnership or equity interest or otherwise.

         "Letter of Credit Agreement" shall mean, in respect of each Letter of Credit, the application and related documentation satisfactory to the Issuing Bank of an Account Party or Account Parties requesting Issuing Bank to issue such Letter of Credit, as amended from time to time.

         "Letter of Credit Fees" shall mean the letter of credit fees and the facing fees payable to Agent for the accounts of the Banks (including the Issuing Bank) in connection with Letters of Credit pursuant to Section 3.4 hereof.

         "Letter of Credit Obligations" shall mean at any date of determination, the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, (b) the aggregate face amount of all Letters of Credit requested but not yet issued as of such date and (c) the aggregate amount of Reimbursement Obligations which have not been reimbursed by the Company as of such date.

         "Letter of Credit Payment" shall mean any amount paid or required to be paid by the Issuing Bank in its capacity hereunder as issuer of a Letter of Credit as a result of a draft or other demand for payment under any Letter of Credit.

         "Letter(s) of Credit" shall mean any standby or trade letters of credit issued by Issuing Bank at the request of or for the account of an Account Party or Account Parties pursuant to Article 3 hereof and shall include Existing Letters of Credit.

         "Lien" shall mean any pledge, assignment, hypothecation, mortgage, security interest, deposit arrangement, option, trust receipt, conditional sale or title retaining contract, sale and leaseback transaction, financing statement or comparable notice or other filing or recording,

                                                                EXHIBIT 10.1

Capitalized Lease, subordination or any claim or right, or any other type of lien, charge, encumbrance, preferential or priority arrangement or other claim or right, whether based on common law or statute.

         "Loan Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Guaranty(ies), the Collateral Documents, the Subordination Agreement, the Reaffirmation of Certain Loan Documents, any Interest Rate Protection Agreement and any other documents, certificates, instruments or agreements executed pursuant to or in connection with any such document or this Agreement, as such documents may be amended from time to time.

         "Lyonnaise and Gestra" shall mean Lyonnaise American Holding Company, Inc. and Gestra Corporation, N.V.

         "Majority Banks" shall mean at any time Banks holding 66-2/3% of the aggregate principal amount of the Indebtedness then outstanding under the Notes (provided that, for purposes of determining Majority Banks hereunder, Indebtedness outstanding under the Swing Line Notes shall be allocated among the Banks based upon their respective Percentages), or, if no Indebtedness is then outstanding, Banks holding 66-2/3% of the Percentages.

         "Margin" shall mean, as of any date of determination thereof, the applicable interest rate margin determined in accordance with the provisions of
Section 5.1 hereof by reference to the appropriate columns in the pricing matrix attached to this Agreement as Schedule 1.1.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, operations, property, or financial condition of the Company and its Subsidiaries taken as a whole, (b) the ability of the Company to perform its obligations under this Agreement, the Notes or any other Loan Document to which it is a party, or (c) the validity or enforceability of this Agreement, any of the Notes or any of the other Loan Documents or the rights or remedies of the Agent or the Banks hereunder or thereunder.

         "Mortgages" shall mean the mortgages of real property owned by the Company in Wisconsin, Tennessee and Georgia delivered in connection with the Original Credit Agreement, the mortgages of real property acquired pursuant to the National Dynamics Acquisition and any mortgage of real property owned by the Company or any Domestic Subsidiary delivered after the Effective Date, in each case as such mortgages may be amended or otherwise modified from time to time and "Mortgage" shall mean any of them.

         "Multiemployer Plan" shall mean a Pension Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "National Dynamics" shall mean National Dynamics Corporation, a Nebraska corporation.

                                                                EXHIBIT 10.1

         "National Dynamics Acquisition" shall mean the acquisition by the Company of certain assets and the assumption of certain liabilities, pursuant to the terms and conditions of the National Dynamics Asset Purchase Agreement.

         "National Dynamics Acquisition Documents" shall mean the National Dynamics Asset Purchase Agreement together with all other documents and instruments executed and delivered in connection with the National Acquisition.

         "National Dynamics Asset Purchase Agreement" shall mean that certain asset purchase agreement dated as of May 28, 1998 by and among the Company, National Dynamics and certain shareholders of National Dynamics, as such agreement may be amended (subject to the terms hereof) from time to time.

         "Notes" shall mean the Revolving Credit Notes and the Swing Line Note.

         "Original Credit Agreement" shall mean that certain Revolving Credit and Term Loan Agreement dated as of July 31, 1997, by and among Company, Agent and the financial institutions signatory thereto.

         "Parent" shall mean Rush Creek, LLC, a Wisconsin limited liability company.

         "Parent Operating Agreement" shall mean the Rush Creek LLC Operating Agreement dated as of July 31, 1997, as amended (subject to the terms hereof) from time to time.

         "Parent Pledge Agreement" shall mean the Parent Pledge Agreement executed and delivered by Parent in favor of the Agent in connection with the Original Credit Agreement, as amended or otherwise modified from time to time.

         "Percentage" shall mean, with respect to any Bank, its percentage share, as set forth on Schedule 1.2 hereto, of the Revolving Credit Aggregate Commitment and Letters of Credit, as the context indicates, as such Exhibit may be revised from time to time by Agent in accordance with provisions of Section 14.8.

         "Permitted Acquisition" shall mean any acquisition by the Company or any Subsidiary of all or substantially all of the assets of another Person, or of a division or line of business of another Person, or shares of stock or other ownership interests of another Person which satisfies and/or is conducted in accordance with the following requirements:

                  (a) Such acquisition is of a business or Person engaged in a line of business which is compatible with, or complementary to, the business of the Company, or is engaged in a business using systems or techniques not unlike those of the Company or any Subsidiary;

                                                                EXHIBIT 10.1

                  (b) The Company shall have delivered to the Agent and the Banks not less than thirty (30) nor more than ninety (90) days prior to the date of such acquisition, notice of such acquisition together with Pro Forma Projected Financial Information;

                  (c) Both immediately before and after such acquisition no Default or Event of Default shall have occurred and be continuing;

                  (d) The board of directors (or other Person(s) exercising similar functions) of the seller of the assets or issuer of the shares of stock or other ownership interests being acquired shall not have disapproved such transaction or recommended that such transaction be disapproved; and

                  (e) All governmental, quasi-governmental, agency, regulatory or similar licenses, authorizations, exemptions, qualifications, consents and approvals necessary or appropriate under any laws applicable to Company or any of its Subsidiaries, or the acquisition target for or in connection with the proposed acquisition and all necessary or appropriate non-governmental and other third-party approvals which, in each case, are material to such acquisition shall have been obtained, and all necessary or appropriate declarations, registrations or other filings with any court, governmental or regulatory authority, securities exchange or any other person have been made, and evidence thereof satisfactory in form and substance to Agent and the Majority Banks shall have been delivered, or caused to have been delivered, by Company to Agent;

                  (f) There are no actions, suits or proceedings pending or, to the knowledge of Company threatened against or affecting the acquisition target in any court or before or by any governmental department, agency or instrumentality, an adverse decision in which would materially adversely affect the financial condition of the acquisition target or the ability of the target company to enter into or perform its obligations in connection with the proposed acquisition, nor are any actions, suits, or proceedings pending, or to the knowledge of Company threatened against Company or any of its Subsidiaries which would materially adversely affect the ability of the Company or any of its Subsidiaries to enter into or perform their respective obligations in connection with the proposed acquisition;

                  (g) The Company shall have delivered or caused to be delivered to the Agent evidence that the Company will, as of the effective date of the acquisition (and giving effect thereto), be in compliance with
         Section 7.23 hereof (mutatis mutandis);

                  (h) The Company shall have delivered or caused to be delivered to the Agent such information as any Bank may reasonably request to evidence that the Company will, as of the effective date of the acquisition (and giving effect thereto), be in compliance with Section
         7.18 hereof (mutatis mutandis);

                                                                EXHIBIT 10.1


                  (i) The Company shall have delivered or caused to be delivered to Agent a list of any new Liens resulting from the acquisition, which Liens shall be Liens permitted pursuant to Section 9.2 hereof; and

                  (j) In the event that value of such proposed acquisition, computed on the basis of total acquisition consideration paid or incurred, or to be paid or incurred, by the Company or the acquiring Subsidiary with respect thereto, including all Debt (other than trade payables and other liabilities which do not constitute Debt for money borrowed incurred in the ordinary course of business) which is assumed or to which such assets, businesses or ownership interests or shares, or any Person so acquired, is subject (but excluding from the calculation of the value of such acquisition the value of any common or preferred shares transferred as a part of such acquisition) is greater than or equal to ten percent (10%) of Adjusted Consolidated Tangible Net Worth as of the Applicable Evaluation Date, then subject to the satisfaction by the Company of the Special Conditions.

         "Permitted Investments" shall mean with respect to any Person:

                  (a) Governmental Obligations;

                  (b) Obligations of a state of the United States, the District of Columbia or any possession of the United States, or any political subdivision thereof, which are described in Section 103(a) of the Internal Revenue Code and are graded in any of the highest three (3) major grades as determined by at least one Rating Agency; or secured, as to payments of principal and interest, by a letter of credit provided by a financial institution or insurance provided by a bond insurance company which in each case is itself or its debt is rated in one of the highest three (3) major grades as determined by at least one Rating Agency;

                  (c) Banker's acceptances, commercial accounts, demand deposit accounts, certificates of deposit, or depository receipts issued by or maintained with any Bank or a bank, trust company, savings and loan association, savings bank or other financial institution whose deposits are insured by the Federal Deposit Insurance Corporation and whose reported capital and surplus equal at least $250,000,000, provided that such minimum capital and surplus requirement shall not apply to demand deposit accounts maintained by the Company or any of its Subsidiaries in the ordinary course of business;

                  (d) Commercial paper rated at the time of purchase within the two highest classifications established by not less than two Rating Agencies, and which matures within 270 days after the date of issue;

                  (e) Secured repurchase agreements against obligations itemized in paragraph (a) above, and executed by a bank or trust company or by members of the association of primary dealers or other recognized dealers in United States government securities, the market value of which must be maintained at levels at least equal to the amounts advanced; and

                                                                EXHIBIT 10.1

                  (f) Any fund or other pooling arrangement which exclusively purchases and holds the investments itemized in (a) through (e) above.

         "Permitted Liens" shall mean with respect to any Person:

                  (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of such Person in conformity with GAAP;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's, landlord's liens or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

                  (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements, in an aggregate amount for all such items not to exceed $4,000,000 at any one time;

                  (d) deposits to secure (i) the performance of bids, trade contracts (other than for borrowed money), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature at any one time or (ii) the performance of leases permitted hereunder, in each case given or incurred on terms, in amounts and otherwise in the ordinary course of business, but in an aggregate amount at any time outstanding for all such items under clauses (i) and
         (ii) of this subparagraph not to exceed seven and one-half percent (7-1/2%) of Adjusted Consolidated Tangible Net Worth as of the Applicable Evaluation Date; and

                  (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of such Person.

         "Permitted Subordinated Debt" shall mean (a) the Subordinated Debt and
(b) any other unsecured Debt created, issued or incurred by the Company that (i) has a stated maturity date extending beyond the Revolving Credit Maturity Date in effect as of the date such Debt is incurred, (ii) has no amortization (in the case of public Debt) and (in the case of all other Debt) has an average life to maturity which exceeds the maturity of the Revolving Credit as then in effect,
(iii) has terms that are no more restrictive than the terms of this Agreement and (iv) is subordinated in right of payment and priority to the Indebtedness on terms and conditions satisfactory to the Agent and the Majority Banks; provided that subordination provisions substantially in the form of those contained in the Subordinated Debt Documents (but only as to additional public Debt) or in the form attached hereto as Exhibit J shall be deemed to be satisfactory to Agent and the Majority Banks hereunder.

                                                                EXHIBIT 10.1

         "Person" shall mean a natural person, corporation, limited liability company, partnership, limited liability partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government or any agency or political subdivision thereof or other entity of any kind.

         "Pledge Agreement" shall mean the Pledge Agreement executed and delivered by the Company and its Domestic Significant Subsidiaries in favor of the Agent in connection with the Original Credit Agreement or to be executed and delivered pursuant to Section 8.21 hereof, as amended or otherwise modified from time to time.

         "Prime-based Advance" shall mean an Advance which bears interest at the Prime-based Rate.

         "Prime-based Rate" shall mean, for any day, that rate of interest which is equal to the sum of the Margin plus the greater of (i) the Prime Rate, and
(ii) the Alternate Base Rate.

         "Prime Rate" shall mean the per annum rate of interest announced by the Agent, at its main office from time to time as its "prime rate" (it being acknowledged that such announced rate may not necessarily be the lowest rate charged by the Agent to any of its customers), which Prime Rate shall change simultaneously with any change in such announced rate.

         "Prior Credit Agreement" is defined in Recital A.

         "Pro Forma Projected Financial Information" shall mean, as to any proposed acquisition, a statement executed by a Responsible Officer of the Company (supported by reasonable detail) setting forth the total consideration to be paid or incurred in connection with the proposed acquisition and, pro forma combined projected financial information for the Company and its consolidated Subsidiaries and the acquisition target (if applicable), consisting of projected balance sheets as of the proposed effective date of the acquisition or the closing date and as of the end of at least the next succeeding five (5) fiscal years of Company following the acquisition and projected statements of income for each of those years, including sufficient detail to permit calculation of the amounts and the ratios described in Sections 8.9 through 8.13 hereof, as projected as of the effective date of the acquisition and for those fiscal years and accompanied by (i) a statement setting forth a calculation of the ratios and amounts so described, (ii) a statement in reasonable detail specifying all material assumptions underlying the projections and (iii) such other information as any Bank shall reasonably request.

         "Purchasing Lender" shall have the meaning set forth in Section 12.8.

         "Quoted Rate" shall mean the rate of interest per annum offered by the Swing Line Bank in its sole discretion with respect to a Swing Line Advance.

         "Quoted Rate Advance" means any Swing Line Advance which bears interest at the Quoted Rate.

                                                                EXHIBIT 10.1


         "Rating Agency" shall mean Moody's Investor Services, Standard and Poor's Ratings Group or any other nationally recognized statistical rating organization which is acceptable to the Agent.

         "Reaffirmation of Certain Loan Documents" shall mean the Reaffirmation of Certain Loan Documents, substantially in the form of Exhibit L, as executed and delivered by the Company and the Significant Subsidiaries, as amended or otherwise modified from time to time.

         "Reimbursement Obligation(s)" shall mean the obligation of an Account Party or Account Parties under each Letter of Credit Agreement to reimburse the Issuing Bank for each payment made by the Issuing Bank under the Letter of Credit issued pursuant to such Letter of Credit Agreement, together with all other sums, fees, charges and amounts which may be owing to the Issuing Bank under such Letter of Credit Agreement.

         "Request for Revolving Credit Advance" shall mean a Request for Revolving Credit Advance issued by Company under Section 2.3 of this Agreement in the form annexed hereto as Exhibit A, as amended or otherwise modified.

         "Request for Swing Line Advance" shall mean a Request for Swing Line Advance issued by Company under Section 4.3 of this Agreement in the form attached hereto as Exhibit D, as amended or otherwise modified.

         "Requirement of Law" shall mean as to any Person, the certificate of incorporation and bylaws, the partnership agreement or other organizational or governing documents of such Person and any law, treaty, rule or regulation or determination of an arbitration or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Responsible Officer" shall mean the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility; or with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

         "Restated Articles" is defined in the definition of Initial Transaction Documents.

         "Revolving Credit" shall mean the revolving credit loan to be advanced to the Company by the Banks pursuant to Article 2 hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the Revolving Credit Aggregate Commitment.

         "Revolving Credit Advance" shall mean a borrowing requested by Company and made by the Banks under Section 2.1 of this Agreement, including without limitation any readvance, refunding or conversion of such borrowing pursuant to
Section 2.3 hereof and any advance in respect of a Letter of Credit under
Section 3.6 hereof, and shall include, as applicable, a Eurocurrency-based Advance and/or a Prime-based Advance.

                                                                EXHIBIT 10.1

         "Revolving Credit Aggregate Commitment" shall mean Forty Five Million Dollars ($45,000,000), subject to reduction or termination under Section 2.8 or
10.2 hereof, minus the aggregate amount of the Environmental Reserve.

         "Revolving Credit Facility Fee" shall mean the fees payable to Agent for distribution to the Banks pursuant to Section 2.6 hereof.

         "Revolving Credit Maturity Date" shall mean the earlier to occur of (i) July 1, 2003, as such date may be extended from time to time pursuant to Section
2.9 hereof, and (ii) the date on which the Revolving Credit Aggregate Commitment shall be terminated pursuant to Section 2.8 or Section 10.2 hereof.

         "Revolving Credit Notes" shall mean the revolving credit notes described in Section 2.1 hereof, made by Company to each of the Banks in the form annexed to this agreement as Exhibit B, as such notes may be amended or supplemented from time to time, and any other notes issued in substitution, replacement or renewal thereof from time to time.

         "Securities Purchase Agreement" shall mean the Amended and Restated Securities Purchase Agreement dated as of July 31, 1997 by and among the Parent, the Company, CB-Kramer, the Whitney Subordinated Debt Fund, L.P. and Equity Partners, as amended from time to time in accordance with the terms of this Agreement.

         "Security Agreement" shall mean the Security Agreement executed and delivered by the Company and each Domestic Significant Subsidiary in favor of the Agent in connection with the Original Credit Agreement, or to be executed and delivered pursuant to Section 8.21 hereof, as amended or otherwise modified from time to time.

         "Senior Funded Debt" shall mean, as of any date of determination, Consolidated Funded Debt other than Subordinated Debt.

         "Significant Subsidiary(ies)" shall mean, as of any date of determination, any Subsidiary which has total assets in excess of $50,000 (or, in the case of a Foreign Significant Subsidiary (the equivalent in any foreign currency) determined by Agent as of the end of the most recent fiscal quarter of the Company.

         "Special Conditions" shall mean those special terms and conditions required to be satisfied prior to or concurrently with the consummation of a Permitted Acquisition, as follows:

                  (a) the Company shall have delivered or caused to be delivered to Agent and each of the Banks not less than thirty (30) nor more than ninety (90) days prior to the date of such acquisition, a draft copy of the letter of intent and, when available, all other material acquisition documents (including, as soon as available, a copy of the purchase agreement) to be executed and delivered pursuant thereto;

                                                                EXHIBIT 10.1


                  (b) the Company shall have delivered or caused to be delivered to Agent and each of the Banks not less than thirty (30) nor more than ninety (90) days prior to the date of such acquisition, detail setting forth the acquisition price with supporting documentation, the acquisition target's most recent audited financial statements, and historical financial information (including income statement, balance sheet and cash flows) covering at least three complete fiscal years of the acquisition target prior to the effective date of the acquisition or the entire credit history of the acquisition target, whichever period is shorter (provided, however, that, if the financial information referred to in this subparagraph (e) is not available, Company shall furnish Agent with financial information otherwise reasonably satisfactory to the Majority Banks, and provided further that, to the extent following the delivery of such financial statements (but prior to such acquisition) there shall have occurred a material adverse change in the financial condition of the acquisition target (or in the condition, financial or otherwise, of the business, results or operations thereof), the Company shall furnish updated financial information to Agent and the Banks which shall be entitled to reapprove such acquisition under subparagraph (e) hereof); and

                  (c) Prior to its consummation, the Majority Banks shall have approved in writing the proposed acquisition.

         "Subordinated Debt" shall mean Debt of the Company and other obligations under the Subordinated Debt Documents and any other Debt of the Company which has been subordinated in right of payment and priority to the Indebtedness, all on terms and conditions satisfactory to the Agent and the Banks.

         "Subordinated Debt Documents" shall mean and include (a) the Subordinated Notes, and (b) any other documents evidencing Subordinated Debt, in each case, as the same may be amended, modified or supplemented from time to time in compliance with the terms of this Agreement.

         "Subordinated Notes" shall mean the unsecured eleven and one quarter percent (11.25%) Senior Subordinated Notes, due 2008, issued by the Company pursuant to the Indenture (the "Indenture"), to be dated as of June 23, 1998 between the Company and United States Trust Company of New York, as trustee, as amended (subject to the terms hereof) from time to time.

         "Subordination Agreement" shall mean the Subordination Agreement dated as of July 31, 1997 by the Whitney Subordinated Debt Fund, L.P., the Parent, Equity Partners, the other Subordinated Creditors (as defined therein), the Company and CB-Kramer in favor of the Agent, for and on behalf of the Banks, as the same may be amended or otherwise modified from time to time in compliance with the terms thereof and of this Agreement.

         "Subsidiary(ies)" shall mean any other corporation, association, joint stock company, business trust, limited liability company or any other business entity of which more than fifty percent (50%) of the outstanding voting stock, share capital, membership or other interests, as the case may be, is owned either directly or indirectly by any Person or one or more of its Subsidiaries, or the management of which is otherwise controlled, directly, or indirectly through one or more

                                                                EXHIBIT 10.1

intermediaries, or both, by any Person and/or its Subsidiaries. Unless otherwise specified to the contrary herein, Subsidiary(ies) shall refer to the Company's Subsidiary(ies).

         "Super-majority Banks" shall mean at any time Banks holding 75% of the aggregate principal amount of the Indebtedness then outstanding under the Notes (provided that, for purposes of determining Super-majority Banks hereunder, Indebtedness outstanding under the Swing Line Notes shall be allocated among the Banks based upon their respective Percentages), or, if no Indebtedness is then outstanding, Banks holding 75% of the Percentages.

         "Swing Line Advance" shall mean a borrowing made by Swing Line Bank to Company pursuant to Section 4.1 hereof.

         "Swing Line Bank" shall mean Comerica Bank in its capacity as lender under Article 4 of this Agreement.

         "Swing Line Credit" shall mean the revolving credit loan to be advanced to the Company by the Swing Line Bank pursuant to Article 4 hereof, in an aggregate amount (subject to the terms hereof), not to exceed, at any one time outstanding, the amount set forth in Section 4.1.

         "Swing Line Note" shall mean the swing line note described in Section
4.1 hereof, made by Company to Swing Line Bank in the form annexed hereto as Exhibit E, as such Note may be amended or supplemented from time to time, and any notes issued in substitution, replacement or renewal thereof from time to time.

         "Transaction Documents" shall mean collectively, this Agreement, the Notes, the other Loan Documents, the Subordinated Debt Documents, Initial Acquisition Documents and the National Dynamics Acquisition Documents.

         "Uniform Commercial Code" or "UCC" shall mean the Uniform Commercial Code of any applicable state, and, unless specified otherwise the Uniform Commercial Code as in effect in the State of Michigan.

         "Whitney Subordinated Debt" shall mean the Subordinated Debt as defined under the Prior Credit Agreement.

2.       REVOLVING CREDIT

         2.1 Revolving Credit Commitment. Subject to the terms and conditions of this Agreement (including Section 2.3 hereof), each Bank severally and for itself alone agrees to make Advances of the Revolving Credit to Company from time to time on any Business Day during the period from the Effective Date hereof until (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed at any one time outstanding each such Bank's Percentage of the Revolving Credit Aggregate Commitment. All of such Advances hereunder shall be evidenced by the

                                                                EXHIBIT 10.1

Revolving Credit Notes, under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement.

         2.2 Accrual of Interest and Maturity. The Revolving Credit Notes, and all principal and interest outstanding thereunder, shall mature and become due and payable in full on the Revolving Credit Maturity Date, and each Advance evidenced by the Revolving Credit Notes from time to time outstanding hereunder shall, from and after the date of such Advance, bear interest at its Applicable Interest Rate. The amount and date of each Revolving Credit Advance, its Applicable Interest Rate, its Interest Period, and the amount and date of any repayment shall be noted on Agent's records, which records may be kept electronically and which will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Agent to record any such information shall not relieve Company of its obligation to repay the outstanding principal amount of such Advance, all interest accrued thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the Loan Documents.

         2.3 Requests for Advances and Requests for Refundings and Conversions of Revolving Credit Advances. Company may request a Revolving Credit Advance, refund any Revolving Credit Advance in the same type of Revolving Credit Advance or convert any Revolving Credit Advance to any other type of Revolving Credit Advance only after delivery to Agent of a Request for Revolving Credit Advance executed by a person authorized by the Company to make such requests on behalf of Company subject to the following and to the remaining provisions hereof:

                  (a) each such Request for Revolving Credit Advance shall set forth the information required on the Request for Revolving Credit Advance including without limitation:

                         (i) the proposed date of Revolving Credit Advance, which must be a Business Day;

                        (ii) whether the Revolving Credit Advance is a refunding or conversion of an outstanding Revolving Credit Advance; and

                       (iii) whether such Revolving Credit Advance is to be a Prime-based Advance or a Eurocurrency-based Advance, and, except in the case of a Prime-based Advance, the Interest Period applicable thereto;

                  (b) each such Request for Revolving Credit Advance shall be delivered to Agent by 11:00 a.m. (Detroit time) three (3) Business Days prior to the proposed date of Revolving Credit Advance, except in the case of a Prime-based Advance, for which the Request for Revolving Credit Advance must be delivered by 10 a.m. (Detroit time) on such proposed date;

                  (c) the principal amount of such requested Revolving Credit Advance, plus the principal amount of all other Advances then outstanding hereunder, plus the Letter of Credit

                                                                EXHIBIT 10.1


         Obligations, less the principal amount of any outstanding Swing Line Advance or Revolving Credit Advance to be refunded by the requested Revolving Credit Advance shall not exceed the then applicable Revolving Credit Aggregate Commitment;

                  (d) (x) in the case of a Prime-based Advance, the principal amount of the initial funding of such Advance, as opposed to any refunding or conversion thereof, shall be at least One Million Dollars ($1,000,000) and (y) in the case of a Eurocurrency-based Advance, the principal amount of such Advance, plus the amount of any other outstanding Indebtedness under this Agreement to be then combined therewith having the same Interest Period shall be at least Two Million Dollars ($2,000,000) and at any one time there shall not be in effect more than four (4) Interest Periods with respect to the Revolving Credit;

                  (e) each Request for Revolving Credit Advance shall constitute and include a certification by the Company as of the date thereof that:

                         (i) both before and after the Revolving Credit Advance, the obligations of the Company and the Guarantors set forth in this Agreement and the other Loan Documents, as applicable, are valid, binding and enforceable obligations of such parties;

                        (ii) to the best knowledge of Company all conditions to Advances of the Revolving Credit have been satisfied;

                       (iii) there is no Default or Event of Default in existence, and none will exist upon the making of the Advance;

                        (iv) the representations and warranties contained in this Agreement and the other Loan Documents (except in the case of refundings or conversions of outstanding Advances) are true and correct in all material respects and shall be true and correct in all material respects as of and immediately after the making of the Advance; and

                         (v) the execution of such Revolving Credit Advance will not violate the material terms and conditions of any material contract, agreement or other borrowing of Company or any of its Subsidiaries.

         Agent, acting on behalf of the Banks, may, at its option, lend under this Section 2 upon the telephone request of an authorized officer of Company and, in the event Agent, acting on behalf of the Banks, makes any such Advance upon a telephone request, the requesting officer shall, if so requested by Agent, fax to Agent, on the same day as such telephone request, a Request for Advance. Company hereby authorizes Agent to disburse Advances under this Section
2.3 pursuant to the telephone instructions of any person purporting to be a person identified by name on a written list of persons authorized by the Company to make Requests for Advance on behalf of the Company. Notwithstanding the foregoing, the Company acknowledges that Company shall bear all risk of loss

                                                                EXHIBIT 10.1

resulting from disbursements made upon any telephone request. Each telephone request for an Advance shall constitute a certification of the matters set forth in the Request for Advance form as of the date of such requested Advance.

         2.4      Disbursement of Revolving Credit Advances.

                  (a) Upon receiving any Request for a Revolving Credit Advance from Company under Section 2.3 hereof, Agent shall promptly notify each Bank by wire, telecopy, telex or by telephone (confirmed by wire, telecopy or telex) of the amount of such Revolving Credit Advance to be made and the date such Advance is to be made by said Bank pursuant to its Percentage of the Revolving Credit Advance. Unless such Bank's commitment to make Revolving Credit Advances hereunder shall have been suspended or terminated in accordance with this Agreement, each Bank shall send the amount of its Percentage of the Advance in same day funds in Dollars to Agent at the office of Agent located at One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226-3289 not later than 3:00 p.m. (Detroit time) on the date of such Advance.

                  (b) Subject to submission of a Request for Revolving Credit Advance delivered in accordance with Section 2.3 hereof by Company without exceptions noted in the compliance certification therein and to the other terms and conditions hereof, Agent shall make available to Company the aggregate of the amounts so received by it from the Banks under this Section 2.4, in like funds, not later than 4:00 p.m. (Detroit time) on the date of such Revolving Credit Advance by credit to an account of Company maintained with Agent or to such other account or third party as Company may reasonably direct.

                  (c) Unless Agent shall have been notified by any Bank prior to the date of any proposed Revolving Credit Advance that such Bank does not intend to make available to Agent such Bank's Percentage of the Revolving Credit Advance, Agent may assume that such Bank has made such amount available to Agent on such date, as aforesaid and may, in its sole discretion and without obligation to do so, in reliance upon such assumption, make available to Company a corresponding amount. If such amount is not in fact made available to Agent by such Bank in accordance with Section 2.4(a), as aforesaid, Agent shall be entitled to recover such amount on demand from such Bank. If such Bank does not pay such amount forthwith upon Agent's demand therefor, the Agent shall promptly notify Company, and Company shall pay such amount to Agent. Agent shall also be entitled to recover from such Bank or from Company, as the case may be but without duplication, interest on such amount in respect of each day from the date such amount was made available by Agent to Company to the date such amount is recovered by Agent, at a rate per annum equal to:

                (i) in the case of such Bank, the Federal Funds Effective Rate for the first two (2) Business Days such amount remains unpaid and at the rate of interest applicable to the Revolving Credit Advances thereafter; or

                                                                EXHIBIT 10.1



               (ii) in the case of Company, the rate of interest then applicable to the Revolving Credit Advance.

         The obligation of any Bank to make any Revolving Credit Advance hereunder shall not be affected by the failure of any other Bank to make any Revolving Credit Advance hereunder, and no Bank shall have any liability to the Company, the Agent, any other Bank, or any other party for another Bank's failure to make any loan or Revolving Credit Advance hereunder.

         2.5 Prime-based Advance in Absence of Election or Upon Default. If, as to any outstanding Eurocurrency-based Advance, Agent has not received payment on the last day of the Interest Period applicable thereto, or does not receive a timely Request for Revolving Credit Advance meeting the requirements of Section
2.3 hereof with respect to the refunding or conversion of such Advance, or, subject to Section 5.6 hereof, if on such day a Default or Event of Default shall exist, the principal amount thereof which is not then prepaid shall be converted automatically to a Prime-based Advance and the Agent shall thereafter promptly notify Company of said action.

         2.6 Revolving Credit Facility Fee. From the Effective Date to the Revolving Credit Maturity Date, the Company shall pay to the Agent on behalf of Banks a Revolving Credit Facility Fee quarterly in arrears commencing October 1, 1998 (in respect of the prior fiscal quarter or portion thereof), and on the first day of each fiscal quarter thereafter. The Revolving Credit Facility Fee shall be the sum of the Applicable Facility Fee Percentage times the Revolving Credit Aggregate Commitment (whether used or unused) then in effect without giving effect to any reductions therein based on the amount of the Environmental Reserve, computed on a daily basis. The Revolving Credit Facility Fee shall be computed on the basis of a year of three hundred sixty (360) days and assessed for the actual number of days elapsed. Whenever any payment of the Revolving Credit Facility Fee shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next Business Day. Upon receipt of such payment, Agent shall make prompt payment to each Bank of its share of the Revolving Credit Facility Fee based upon its respective Percentage. It is expressly understood that the Revolving Credit Facility Fees described in this Section are not refundable under any circumstances.

         2.7 Reduction of Indebtedness; Revolving Credit Aggregate Commitment. If at any time and for any reason the aggregate principal amount of Swing Line Advances and Revolving Credit Advances hereunder to Company, plus the Letter of Credit Obligations which shall be outstanding at such time, shall exceed the Revolving Credit Aggregate Commitment then in effect, the Company shall immediately reduce any pending request for an Advance on such day by the amount of such excess and, to the extent any excess remains thereafter, immediately repay an amount of the Indebtedness equal to such excess and, to the extent such Indebtedness consists of Letter of Credit Obligations, provide cash collateral on the basis set forth in Section 10.2 hereof. Company acknowledges that, in connection with any repayment required hereunder, it shall also be responsible for the reimbursement of any prepayment or other costs required under Section
12.1 hereof; provided, however, that Company shall, in order to reduce any such prepayment costs and expenses, first prepay such portion of the Indebtedness then carried as a Prime-based Advance, if any.

                                                                EXHIBIT 10.1

         2.8 Optional Reduction or Termination of Revolving Credit Aggregate Commitment. The Company may, upon at least five (5) Business Days' prior written notice to Agent, permanently reduce the Revolving Credit Aggregate Commitment in whole at any time, or in part from time to time, without premium or penalty, provided that: (i) each partial reduction of the Revolving Credit Aggregate Commitment shall be in an aggregate amount equal to at least Two Million Dollars ($2,000,000) or a larger integral multiple of One Million Dollars ($1,000,000);
(ii) each reduction shall be accompanied by the payment of the Revolving Credit Facility Fee, if any, accrued to the date of such reduction; (iii) the Company shall prepay in accordance with the terms hereof the amount, if any, by which the sum of the aggregate unpaid principal amount of Swing Line Advances and Revolving Credit Advances, plus the Letter of Credit Obligations, exceeds the then applicable Revolving Credit Aggregate Commitment, taking into account the aforesaid reductions thereof, together with accrued but unpaid interest on the principal amount of such prepaid Advances to the date of prepayment; (iv) if the termination or reduction of the Revolving Credit Aggregate Commitment requires the prepayment of a Eurocurrency-based Advance or Quoted Rate Advance, the termination or reduction may be made only on the last Business Day of the then current Interest Period applicable to such Advance; and (v) no reduction shall reduce the amount of the Revolving Credit Aggregate Commitment to an amount which is less than the Letter of Credit Obligations at such time. Reductions of the Revolving Credit Aggregate Commitment and any accompanying prepayments of the Revolving Credit Notes shall be distributed by Agent to each Bank in accordance with such Bank's Percentage thereof, and will not be available for reinstatement by or readvance to the Company and any accompanying prepayments of the Swing Line Notes shall be distributed by Agent to the Swing Line Bank and will not be available for reinstatement by or readvance to the Company. Any reductions of the Revolving Credit Aggregate Commitment hereunder shall reduce each Bank's portion thereof proportionately (based upon the applicable Percentages), and shall be permanent and irrevocable. Any payments made pursuant to this Section shall be applied first to outstanding Prime-based Advances under the Revolving Credit, next to Swing Line Advances which bear interest at the Prime-based Rate, next to Quoted Rate Advances and then to Eurocurrency-based Advances.

         2.9 Extension of Revolving Credit Maturity Date. (a) Provided that no Default or Event of Default has occurred and is continuing, Company may, by written notice to Agent (with sufficient copies for each Bank) (which notice shall be irrevocable and which shall not be deemed effective unless actually received by Agent) prior to August 1, but not before July 1, of each fiscal year, request that the Banks extend the then applicable Revolving Credit Maturity Date to a date that is one year later than the Revolving Credit Maturity Date then in effect (each such request, a "Request"). Each Bank shall, not later than August 31st of such fiscal year, give written notice to the Agent stating whether such Bank is willing to extend the Revolving Credit Maturity Date as requested. If Agent has received the aforesaid written approvals of such Request from each of the Banks, then, effective upon the date of Agent's receipt of all such written approvals from the Banks, as aforesaid, the Revolving Credit Maturity Date shall be so extended for an additional one year period, the term Revolving Credit Maturity Date shall mean such extended date and Agent shall promptly notify the Company that such extension has occurred.

                                                                EXHIBIT 10.1

                  (b) If (i) any Bank gives the Agent written notice that it is unwilling to extend the Revolving Credit Maturity Date as requested or (ii) any Bank fails to provide written approval to Agent of such a Request on or before August 31st of such fiscal year, then (w) the Banks shall be deemed to have declined to extend the Revolving Credit Maturity Date, (x) the then-current Revolving Credit Maturity Date shall remain in effect (with no further right on the part of Company to request extensions thereof under this Section 2.9), and
(y) the commitments of the Banks to make Advances of the Revolving Credit hereunder shall terminate on the Revolving Credit Maturity Date then in effect, and Agent shall promptly notify Company thereof.

3.       LETTERS OF CREDIT

         3.1 Letters of Credit. Subject to the terms and conditions of this Agreement, Issuing Bank shall through its Issuing Office, at any time and from time to time from and after the date hereof until thirty (30) days prior to the Revolving Credit Maturity Date, upon the written request of an Account Party accompanied by a duly executed Letter of Credit Agreement, and such other documentation related to the requested Letter of Credit as the Issuing Bank may reasonably require, issue Letters of Credit for the account of such Account Party, in an aggregate amount for all Letters of Credit issued hereunder at any one time outstanding not to exceed an amount equal to the then applicable Revolving Credit Aggregate Commitment minus the aggregate principal amount of Revolving Credit Advances plus Swing Line Advances at such time outstanding plus the aggregate amount of Reimbursement Obligations which have not reimbursed by the Company as of such date. Each Letter of Credit shall be in a minimum face amount of Five Thousand Dollars ($5,000) (or such lesser amount as the Issuing Bank, in its sole discretion, may permit) and shall have an expiration date not later than the earlier of (i) twenty four months from the date of issuance thereof, and (ii) ten (10) Business Days prior to the Revolving Credit Maturity Date. The submission of all applications and the issuance of each Letter of Credit hereunder shall be subject in all respects to the Uniform Customs and Practices for Documenting Credits of the International Chamber of Commerce, 1993 Revisions, ICC Publication No. 500. Each Application for Letter of Credit shall have noted on the first page thereof, or shall be deemed to have noted thereon:

                  "Note: This application is entered into in accordance with that certain Aqua-Chem, Inc. Second Amended and Restated Revolving Credit Agreement dated as of June 23, 1998, as amended or otherwise modified from time to time (the "Credit Agreement") among the Banks signatory thereto, Comerica Bank, as Agent for the Banks and Aqua-Chem, Inc., and in the event of a conflict between this application and the Credit Agreement, the terms and conditions of the Credit Agreement shall govern."


         3.2 Conditions to Issuance. No Letter of Credit shall be issued at the request and for the account of any Account Party unless, as of the date of issuance of such Letter of Credit:

                  (a) the face amount of the Letter of Credit requested, plus the Letter of Credit Obligations, does not exceed an amount equal to
         (i) the then applicable Revolving Credit

                                                                EXHIBIT 10.1

         Aggregate Commitment minus (ii) the aggregate principal amount of Revolving Credit Advances and Swing Line Advances at such time outstanding;

                  (b) the obligations of Company and the Subsidiaries set forth in this Agreement and the Loan Documents are valid, binding and enforceable obligations of Company and each of the Subsidiaries and the valid, binding and enforceable nature of this Agreement and the other Loan Documents has not been disputed by Company or any of the Subsidiaries;

                  (c) both immediately before and immediately after issuance of the Letter of Credit requested, no Default or Event of Default exists;

                  (d) the representations and warranties contained in this Agreement and the other Loan Documents are true in all material respects as if made on such date;

                  (e) the execution of the Letter of Credit Agreement with respect to the Letter of Credit requested will not violate the terms and conditions of any material contract, agreement or other borrowing of Company or any Subsidiary;

                  (f) the Account Party requesting the Letter of Credit shall have delivered to Issuing Bank at its Issuing Office (with a copy sent by Account Party to the Agent), not less than three (3) Business Days prior to the requested date for issuance (or such shorter time as the Issuing Bank, in its sole discretion, may permit), the Letter of Credit Agreement related thereto, together with such other documents and materials as may be required pursuant to the terms thereof, and the terms of the proposed Letter of Credit shall be satisfactory to Issuing Bank and its Issuing Office;

                  (g) no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain Issuing Bank from issuing the requested Letter of Credit, or any Bank from taking an assignment of its Percentage thereof pursuant to Section
         3.6 hereof, and no law, rule, regulation, request or directive (whether or not having the force of law) shall prohibit or request that Issuing Bank refrain from issuing, or any Bank refrain from taking an assignment of its Percentage of, the Letter of Credit requested or letters of credit generally;

                  (h) there shall have been no introduction of or change in the interpretation of any law or regulation that would make it unlawful or unduly burdensome for the Issuing Bank to issue or for any Bank to take an assignment of its Percentage of the requested Letter of Credit, no declaration of a general banking moratorium by banking authorities in the United States, Michigan or the respective jurisdictions in which the Banks, the applicable Account Party and the beneficiary of the requested Letter of Credit are located (each a "Banking Authority"), and no establishment of any new material restrictions by any Banking Authority on transactions involving letters of credit or on banks materially affecting the issuance of letters of credit by banks; and

                                                                EXHIBIT 10.1

                  (i) Issuing Bank shall have received the facing fee required in connection with the issuance of such Letter of Credit pursuant to
         Section 3.4(b) hereof.

Each Letter of Credit Agreement submitted to Issuing Bank pursuant hereto shall constitute the certification by the Company and the Account Party of the matters set forth in this Section 3.2 (a) through (f). The Issuing Bank shall be entitled to rely on such certification without any duty of inquiry.

         3.3 Notice. The Issuing Bank will deliver to the Agent, concurrently or promptly following its delivery of any Letter of Credit, a true and complete copy of each Letter of Credit. Promptly upon its receipt thereof, Agent shall give notice, substantially in the form attached as Exhibit C, to each Bank of the issuance of each Letter of Credit, specifying the amount thereof and the amount of such Bank's Percentage thereof.

         3.4 Letter of Credit Fees. Company shall pay to the Agent for distribution to the Issuing Bank and the Banks in accordance with the Percentages, Letter of Credit Fees as follows:

                  (a) A per annum letter of credit fee with respect to the undrawn amount of each Letter of Credit issued pursuant hereto in the amount of the Applicable L/C Fee Percentage (determined with reference to Schedule 1.1 of this Agreement), exclusive of the facing fee to be paid to Issuing Bank under Section 3.4(b) hereof.

                  (b) A facing fee of the greater of (i) one eighth percentage point (1/8%) per annum on the undrawn amount of each Letter of Credit and (ii) $150.00, to be paid by the Company to the Issuing Bank for its own account.

                  (c) If any change in any law or regulation or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or cause to be deemed applicable any reserve, special deposit, limitation or similar requirement against letters of credit issued by or participated in, or assets held by, or deposits in or for the account of, Issuing Bank or any Bank or (ii) impose on Issuing Bank or any of the Banks any other condition regarding this Agreement or the Letters of Credit, and the result of any event referred to in clause
         (i) or (ii) above shall be to increase in an amount deemed material by Issuing Bank or such Bank the cost or expense to Issuing Bank or the Banks of issuing or maintaining or participating in any of the Letters of Credit (which increase in cost or expense shall be determined by the Issuing Bank's or such Bank's reasonable allocation of the aggregate of such cost increases and expense resulting from such events), then, upon demand by the Issuing Bank or such Bank, as the case may be, the Company shall, within thirty days following demand for payment, pay to Issuing Bank or such Bank, as the case may be, from time to time as specified by the Issuing Bank or such Bank, additional amounts which shall be sufficient to compensate the Issuing Bank or such Bank for such increased cost and expense, together with interest on each such amount from thirty days after the date demanded until payment in full thereof at the Prime-based Rate. A certificate as to such increased cost or expense incurred by the Issuing Bank

                                                                EXHIBIT 10.1

         or such Bank, as the case may be, as a result of any event mentioned in clause (i) or (ii) above, shall be promptly submitted to the Company and shall be conclusive evidence, absent manifest error, as to the amount thereof.

                  (d) All payments by the Company to the Agent for distribution to the Issuing Bank or the Banks under this Section 3.4 shall be made in Dollars and in immediately available funds at the principal office of the Agent or such other office of the Agent as may be designated from time to time by written notice to the Company by the Agent. The fees described in clause (a) above shall be nonrefundable under all circumstances and shall be payable quarterly in advance (or such lesser period, if applicable, for Letters of Credit issued with stated expiration dates of less than one year) upon the issuance of each such Letter of Credit, and shall be calculated on the basis of a 360 day year and assessed for the actual number of days from the date of the issuance thereof to the stated expiration thereof.

         3.5 Other Letter of Credit Fees. In connection with the Letters of Credit, and in addition to the Letter of Credit Fees, the Company and the applicable Account Party shall pay, for the sole account of the Issuing Bank, standard documentation, administration, payment and cancellation charges assessed by Issuing Bank or its Issuing Office, at the times, in the amounts and on the terms set forth or to be set forth from time to time in the standard fee schedule of Issuing Office in effect from time to time.

         3.6 Draws and Demands for Payment Under Letters of Credit.

                  (a) The Company and each applicable Account Party agree to pay to the Agent for the account of the Issuing Bank, on the day on which the Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, an amount equal to the amount paid by the Issuing Bank in respect of such draft or other demand under such Letter of Credit and all reasonable expenses paid or incurred by the Issuing Bank relative thereto. Unless the Company or the applicable Account Party shall have made such payment to the Agent for the account of the Issuing Bank on such day, upon each such payment by the Issuing Bank, the Agent shall be deemed to have disbursed to the Company, and the Company shall be deemed to have elected to substitute for its Reimbursement Obligation, a Prime-based Advance from the Banks in an amount equal to the amount so paid by the Issuing Bank in respect of such draft or other demand under such Letter of Credit. Such Prime-based Advance shall be disbursed notwithstanding any failure to satisfy any conditions for disbursement of any Advance set forth in Article 2 hereof and, to the extent of the Prime-based Advance so disbursed, the Reimbursement Obligation of the Company or the applicable Account Party to the Agent under this Section 3.6 shall be deemed satisfied.

                  (b) If the Issuing Bank shall honor a draft or other demand for payment presented or made under any Letter of Credit, the Issuing Bank shall provide notice thereof to the Company and the applicable Account Party on the date such draft or demand is honored, and to each Bank on such date unless the Company or applicable Account Party shall have satisfied its Reimbursement Obligation under Section 3.6(a) by payment to the Agent on

                                                                EXHIBIT 10.1

         such date. The Issuing Bank shall further use reasonable efforts to provide notice to the Company or applicable Account Party prior to honoring any such draft or other demand for payment, but such notice, or the failure to provide such notice, shall not affect the rights or obligations of the Issuing Bank with respect to any Letter of Credit or the rights and obligations of the parties hereto, including without limitation the obligations of the Company or applicable Account Party under Section 3.6(a) hereof.

                  (c) Upon issuance by the Issuing Bank of each Letter of Credit hereunder, each Bank shall automatically acquire a pro rata risk participation interest in such Letter of Credit and related Letter of Credit Payment based on its respective Percentage. Each Bank, on the date a draft or demand under any Letter of Credit is honored, shall make its Percentage share of the amount paid by the Issuing Bank, and not reimbursed by the Company or applicable Account Party by payment to the Agent on such day, available in immediately available funds at the principal office of the Agent for the account of the Issuing Bank. If and to the extent such Bank shall not have made such pro rata portion available to the Agent, such Bank, the Company and the applicable Account Party severally agree to pay to the Issuing Bank forthwith on demand such amount together with interest thereon, for each day from the date such amount was paid by the Issuing Bank until such amount is so made available to the Agent for the account of the Issuing Bank at a per annum rate equal to the interest rate applicable during such period to the related Advance disbursed under Section 3.6(a) in respect of the Reimbursement Obligation of the Company and the applicable Account Party. If such Bank shall pay such amount to the Agent for the account of the Issuing Bank together with such interest, such amount so paid shall constitute a Prime-based Advance by such Bank disbursed in respect of the Reimbursement Obligation of the Company or applicable Account Party under Section 3.6(a) for purposes of this Agreement, effective as of the date such amount was paid by the Issuing Bank. The failure of any Bank to make its pro rata portion of any such amount paid by the Issuing Bank available to the Agent for the account of the Issuing Bank shall not relieve any other Bank of its obligation to make available its pro rata portion of such amount, but no Bank shall be responsible for failure of any other Bank to make such pro rata portion available to the Agent for the account Issuing Bank.

                  (d) Nothing in this Agreement shall be construed to require or authorize any Bank other than the Issuing Bank to issue any Letter of Credit, it being recognized that the Issuing Bank shall be the sole issuer of Letters of Credit under this Agreement.

         3.7 Obligations Irrevocable. The obligations of Company and any Account Party to make payments to Agent for the account of the Issuing Bank or of the Banks with respect to Reimbursement Obligations under Section 3.6 hereof, shall be unconditional and irrevocable and not subject to any qualification or exception whatsoever, including, without limitation:

                  (a) Any lack of validity or enforceability of any Letter of Credit or any documentation relating to any Letter of Credit or to any transaction related in any way to such Letter of Credit (the "Letter of Credit Documents");

                                                                EXHIBIT 10.1

                  (b) Any amendment, modification, waiver, consent, or any substitution, exchange or release of or failure to perfect any interest in collateral or security, with respect to any of the Letter of Credit Documents;

                  (c) The existence of any claim, setoff, defense or other right which the Company or any Account Party may have at any time against any beneficiary or any transferee of any Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Issuing Bank or any other Bank or any other person or entity, whether in connection with any of the Letter of Credit Documents, the transactions contemplated herein or therein or any unrelated transactions;

                  (d) Any draft or other statement or document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect;

                  (e) Absent gross negligence or willful misconduct on the part of the Issuing Bank or Banks, any failure, omission, delay or lack on the part of the Agent, the Issuing Bank or any other Bank or any party to any of the Letter of Credit Documents to enforce, assert or exercise any right, power or remedy conferred upon the Agent, the Issuing Bank, any other Bank or any such party under this Agreement, any of the Loan Documents or any of the Letter of Credit Documents, or any other acts or omissions on the part of the Agent, the Issuing Bank, any other Bank or any such party; or

                  (f) Absent gross negligence or willful misconduct on the part of the Issuing Bank or Banks, any other event or circumstance that would, in the absence of this Section 3.7, result in the release or discharge by operation of law or otherwise of Company or any Account Party from the performance or observance of any obligation, covenant or agreement contained in Section 3.6.

No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature which Company or any Account Party has or may have against the beneficiary of any Letter of Credit shall be available hereunder to Company or any Account Party against the Agent, the Issuing Bank or any other Bank. Nothing contained in this Section 3.7 shall be deemed to prevent Company or the Account Parties, after satisfaction in full of the absolute and unconditional obligations of Company and the Account Parties hereunder, from asserting in a separate action any claim, defense, set off or other right which they (or any of them) may have against Agent, the Issuing Bank or any Bank.

         3.8 Risk Under Letters of Credit. (a) In the handling of Letters of Credit and any security therefor, or any documents or instruments given in connection therewith, and notwithstanding the granting of risk participation hereunder, the Issuing Bank shall have the sole right to take or refrain from taking any and all actions under or upon the Letters of Credit.

                                                                EXHIBIT 10.1

                  (b) Subject to other terms and conditions of this Agreement, Issuing Bank shall issue the Letters of Credit and shall hold the documents related thereto in its own name and shall make all collections thereunder and otherwise administer the Letters of Credit in accordance with Issuing Bank's regularly established practices and procedures and, Issuing Bank will have no further obligation with respect thereto. In the administration of Letters of Credit, Issuing Bank shall not be liable for any action taken or omitted on the advice of counsel, accountants, appraisers or other experts selected by Issuing Bank with due care and Issuing Bank may rely upon any notice, communication, certificate or other statement from Company, any Account Party, beneficiaries of Letters of Credit, or any other Person which Issuing Bank believes to be authentic. Issuing Bank, will, upon request, furnish the Banks with copies of Letter of Credit Agreements, Letters of Credit and documents related thereto.

                  (c) In connection with the issuance and administration of Letters of Credit and the assignments hereunder, Issuing Bank makes no representation and shall, subject to Section 3.7 hereof, have no responsibility with respect to (i) the obligations of Company or any Account Party or, the validity, sufficiency or enforceability of any document or instrument given in connection therewith, (ii) the financial condition of, any representations made by, or any act or omission of Company, the applicable Account Party or any other Person, or (iii) any failure or delay in exercising any rights or powers possessed by Issuing Bank in its capacity as issuer of Letters of Credit, in the absence of its gross negligence or willful misconduct. Each of the Banks expressly acknowledge that they have made and will continue to make their own evaluations of Company's creditworthiness without reliance on any representation of Issuing Bank or Issuing Bank's officers, agents and employees.

                  (d) If at any time Agent or the Issuing Bank shall recover any part of any unreimbursed amount for any draw or other demand for payment under a Letter of Credit, or any interest thereon, Agent or the Issuing Bank, as the case may be, shall receive same for the pro rata benefit of the Banks in accordance with their respective Percentage interests therein and shall promptly deliver to each Bank its share thereof, less such Bank's pro rata share of the costs of such recovery, including court costs and attorney's fees. If at any time any Bank shall receive from any source whatsoever any payment on any such unreimbursed amount or interest thereon in excess of such Bank's Percentage share of such payment, such Bank will promptly pay over such excess to Agent, for redistribution in accordance with this Agreement.

         3.9 Indemnification. (a) The Company and each Account Party hereby indemnifies and agrees to hold harmless the Banks, the Issuing Bank and the Agent, and their respective officers, directors, employees and agents, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever which the Banks, the Issuing Bank or the Agent or any such Person may incur or which may be claimed against any of them by reason of or in connection with any Letter of Credit, and none of the Issuing Bank, any Bank or the Agent or any of their respective officers, directors, employees or agents shall be liable or responsible for: (i) the use which may be made of any Letter of Credit or for any acts or omissions of any beneficiary in connection therewith; (ii) the validity, sufficiency or genuineness of documents or of any

                                                                EXHIBIT 10.1

endorsement thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (iii) payment by the Issuing Bank to the beneficiary under any Letter of Credit against presentation of documents which do not strictly comply with the terms of any Letter of Credit (unless such payment resulted from the gross negligence or willful misconduct of the Issuing Bank), including failure of any documents to bear any reference or adequate reference to such Letter of Credit; (iv) any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit; or (v) any other event or circumstance whatsoever arising in connection with any Letter of Credit; provided, however, that with respect to subparagraphs (a)(i) through
(a)(v) hereof, Company and Account Parties shall not be required to indemnify the Issuing Bank, the other Banks and the Agent and such other persons, and the Issuing Bank shall be liable to the Company and the Account Parties to the extent, but only to the extent, of any direct, as opposed to consequential or incidental, damages suffered by Company and the Account Parties which were caused by the Issuing Bank's gross negligence, willful misconduct or wrongful dishonor of any Letter of Credit after the presentation to it by the beneficiary thereunder of a draft or other demand for payment and other documentation strictly complying with the terms and conditions of such Letter of Credit.

         (b) It is understood that in making any payment under a Letter of Credit the Issuing Bank will rely on documents presented to it under such Letter of Credit as to any and all matters set forth therein without further investigation and regardless of any notice or information to the contrary. It is further acknowledged and agreed that Company or an Account Party may have rights against the beneficiary or others in connection with any Letter of Credit with respect to which the Banks are alleged to be liable and it shall be a condition of the assertion of any liability of the Banks under this Section that Company or applicable Account Party shall contemporaneously pursue all remedies in respect of the alleged loss against such beneficiary and any other parties obligated or liable in connection with such Letter of Credit and any related transactions.

         3.10 Right of Reimbursement. Each Bank agrees to reimburse the Issuing Bank on demand (by payment to the Agent for the account of the Issuing Bank), pro rata in accordance with their Percentages, for (i) the reasonable out-of-pocket costs and expenses of the Issuing Bank to be reimbursed by Company or any Account Party pursuant to any Letter of Credit Agreement or any Letter of Credit, to the extent not reimbursed by Company or Account Party and (ii) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, fees, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Issuing Bank (in its capacity as issuer of any Letter of Credit) in any way relating to or arising out of this Agreement, any Letter of Credit, any documentation or any transaction relating thereto, or any Letter of Credit Agreement, except to the extent that such liabilities, losses, costs or expenses were incurred by Issuing Bank as a result of Issuing Bank's gross negligence or willful misconduct or wrongful dishonor of any Letter of Credit.

         3.11 Existing Letters of Credit. Each Existing Letter of Credit shall be deemed for all purposes of this Agreement to be a Letter of Credit, and each application submitted in connection with each Existing Letter of Credit shall be deemed for all purposes of this Agreement to be a Letter

                                                                EXHIBIT 10.1




of Credit Agreement. On the Effective Date of this Agreement, the Agent shall be deemed automatically to have sold and transferred, and each other Bank shall be deemed automatically, irrevocably, and unconditionally to have purchased and received from the Agent, without recourse or warranty, an undivided interest and participation (on the terms set forth herein), to the extent of such other Bank's Percentage, in each Existing Letter of Credit and the applicable reimbursement obligations with respect thereto and any security therefor or guaranty pertaining thereto. Notwithstanding the foregoing, Letter of Credit Fees paid under the Prior Credit Agreement shall not be recalculated, redistributed or reallocated by Company, Agent or the Banks.

4.       SWING LINE CREDIT

         4.1 Swing Line Advances. The Swing Line Bank shall, on the terms and subject to the conditions hereinafter set forth (including Section 4.3), make one or more advances (each such advance being a "Swing Line Advance") to Company from time to time on any Business Day during the period from the date hereof to (but excluding) the Revolving Credit Maturity Date in an aggregate amount not to exceed Four Million Dollars ($4,000,000) at any time outstanding; provided, however, that after giving effect to all Swing Line Advances and all Revolving Credit Advances requested to be made on such date, the sum of the aggregate principal amount of all outstanding Revolving Credit Advances, Swing Line Advances and Letter of Credit Obligations shall not exceed the then applicable Revolving Credit Aggregate Commitment. All Swing Line Advances shall be evidenced by the Swing Line Note, under which advances, repayments and readvances may be made, subject to the terms and conditions of this Agreement. Each Swing Line Advance shall mature and the principal amount thereof shall be due and payable by Company on the last day of the Interest Period applicable thereto. In no event whatsoever shall any outstanding Swing Line Advance be deemed to reduce, modify or affect any Bank's commitment to make Revolving Credit Advances based upon its Percentage.

         4.2 Accrual of Interest; Margin Adjustments. Each Swing Line Advance shall, from time to time after the date of such Advance, bear interest at its Applicable Interest Rate. The amount and date of each Swing Line Advance, its Applicable Interest Rate, its Interest Period, and the amount and date of any repayment shall be noted on Agent's records, which records will be conclusive evidence thereof, absent manifest error; provided, however, that any failure by the Agent to record any such information shall not relieve Company of its obligation to repay the outstanding principal amount of such Advance, all interest accrued thereon and any amount payable with respect thereto in accordance with the terms of this Agreement and the Loan Documents.

         4.3 Requests for Swing Line Advances. Company may request a Swing Line Advance only after delivery to Swing Line Bank of a Request for Swing Line Advance executed by a person authorized by the Company to make such requests on behalf of Company, subject to the following and to the remaining provisions hereof:

                  (a) each such Request for Swing Line Advance shall set forth the information required on the Request for Swing Line Advance including without limitation:

                                                                EXHIBIT 10.1

                                 (i) the proposed date of Swing Line Advance,
                  which must be a Business Day;

                                 (ii) whether such Swing Line Advance is to be a
                  Prime-based Advance or Quoted Rate Advance; and

                                 (iii) the duration of the Interest Period
                  applicable thereto;

                  (b) each such Request for Swing Line Advance shall be delivered to Swing Line Bank by 12:00 p.m. (Detroit time) on the proposed date of the Swing Line Advance;

                  (c) the principal amount of such requested Swing Line Advance, plus the principal amount of all other Revolving Credit Advances and Swing Line Advances then outstanding hereunder, plus the Letter of Credit Obligations, shall not exceed the then applicable Revolving Credit Aggregate Commitment;

                  (d) the principal amount of such Swing Line Advance shall be at least Two Hundred Fifty Thousand Dollars ($250,000);

                  (e) each Request for Swing Line Advance, once delivered to Swing Line Bank, shall not be revocable by Company, and shall constitute and include a certification by the Company as of the date thereof that:

                                  (i) both before and after the Swing Line
                  Advance, the obligations of the Company and the Guarantors set forth in this Agreement and the Loan Documents, as applicable, are valid, binding and enforceable obligations of such parties;

                                 (ii) to the best knowledge of Company all
                  conditions to Advances have been satisfied;

                                (iii) there is no Default or Event of Default in
                  existence, and none shall exist upon the making of the Swing Line Advance; and

                                 (iv) the representations and warranties
                  contained in this Agreement and the Loan Documents are true and correct in all material respects and shall be true and correct in all material respects as of and immediately after the making of the Swing Line Advance.

Swing Line Bank shall promptly deliver to Agent by telecopier a copy of any Request for Swing Line Advance received.

         Swing Line Bank, may, at its option, lend under this Section 4.3 upon the telephone request of an authorized officer of Company and, in the event Swing Line Bank makes any such Advance

                                                                EXHIBIT 10.1

upon a telephone request, the requesting officer shall, if so requested by Swing Line Bank, fax to Swing Line Bank, on the same day as such telephone request, a Request for Swing Line Advance. Company hereby authorizes Swing Line Bank to disburse Advances under this Section 4 pursuant to the telephone instructions of any person purporting to be a person identified by name on a written list of persons authorized by the Company to make Requests for Advance on behalf of the Company. Notwithstanding the foregoing, the Company acknowledges that Company shall bear all risk of loss resulting from disbursements made upon any telephone request. Each telephone request for an Advance shall constitute a certification of the matters set forth in the Request for Swing Line Advance form as of the date of such requested Advance.

         4.4 Disbursement of Swing Line Advances. Subject to submission of an executed Request for Swing Line Advance by Company without exceptions noted in the compliance certification therein and to the other terms and conditions hereof, Swing Line Bank shall make available to Company the amount so requested, in same day funds, not later than 4:00 p.m. (Detroit time) on the date of such Swing Line Advance by credit to an account of Company maintained with Swing Line Bank or to such other account or third party as Company may reasonably direct. Swing Line Bank shall promptly notify Agent of any Swing Line Advance by telephone, telex or telecopier.

         4.5 Refunding of or Participation Interest in Swing Line Advances.

                  (a) The Swing Line Bank at any time in its sole and absolute discretion, may on behalf of the Company (which hereby irrevocably directs the Swing Line Bank to act on its behalf) request each Bank (including the Swing Line Bank in its capacity as a Bank) to make a Prime-based Advance of the Revolving Credit in an amount equal to such Bank's Percentage of the principal amount of the Swing Line Advances (the "Refunded Swing Line Advances") outstanding on the date such notice is given; provided that (i) at any time as there shall be a Swing Line Advance outstanding for more than thirty days, the Swing Line Bank shall, on behalf of the Company (which hereby irrevocably directs the Agent to act on its behalf), promptly request each Bank (including the Swing Line Bank) to make a Revolving Credit Advance in an amount equal to such Bank's Percentage of the principal amount of such outstanding Swing Line Advance, (ii) Swing Line Advances may be prepaid by the Company in accordance with the provisions of Section 5.7 or Section 12.1 hereof and (iii) Quoted Rate Advances which are converted to Revolving Credit Advances at the request of the Agent at a time when no Default or Event of Default has occurred and is continuing shall not be subject to Section 5.7 and no losses, costs or expenses may be assessed by the Swing Line Bank against the Company or the other Banks as a consequence of any such conversion covered by this clause
         (iii). Unless any of the events described in Section 10.1(j) shall have occurred (in which event the procedures of paragraph (b) of this Section 4.5 shall apply) and regardless of whether the conditions precedent set forth in this Agreement to the making of a Revolving Credit Advance are then satisfied, each Bank shall make the proceeds of its Revolving Credit Advance available to the Agent for the ratable benefit of the Swing Line Bank at the office of the Agent specified in
         Section 2.4(a) prior to 11:00 a.m. Detroit time, in funds immediately available on the Business Day next succeeding the date such

                                                                EXHIBIT 10.1

         notice is given. The proceeds of such Revolving Credit Advances shall be immediately applied to repay the Refunded Swing Line Advances.

                  (b) If, prior to the making of a Revolving Credit Advance pursuant to paragraph (a) of this Section 4.5, one of the events described in Section 10.1(j) shall have occurred, each Bank will, on the date such Revolving Credit Advance was to have been made, purchase from the Swing Line Bank an undivided participating interest in the Refunded Swing Line Advance in an amount equal to its Percentage of such Refunded Swing Line Advance. Each Bank will immediately transfer to the Agent, in immediately available funds, the amount of its participation and upon receipt thereof the Agent will deliver to such Bank a Swing Line Bank Participation Certificate in the form of Exhibit F dated the date of receipt of such funds and in such amount.

                  (c) Each Bank's obligation to make Revolving Credit Advances and to purchase participation interests in accordance with clauses (a) and (b) above shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which such Bank may have against Swing Line Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Company or any other Person; (iv) any breach of this Agreement by the Company or any other Person; (v) any inability of the Company to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which such participating interest is to be purchased; or (vi) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing. If any Bank does not make available to the Agent the amount required pursuant to clause (a) or (b) above, as the case may be, the Agent shall be entitled to recover such amount on demand from such Bank, together with interest thereon for each day from the date of non-payment until such amount is paid in full at the Federal Funds Effective Rate for the first two Business Days and at the Alternate Base Rate thereafter.

5.       MARGIN ADJUSTMENTS; INTEREST PAYMENTS

         5.1 Margin Adjustments. Adjustments in the Margin, based on the ratio of Consolidated Funded Debt to Consolidated EBITDA set forth in the pricing matrix attached to this Agreement as Schedule 1.1, applicable to Eurocurrency-based Advances, the Applicable Facility Fee Percentage and the Applicable L/C Fee Percentage, shall be implemented on a quarterly basis as follows:

                  (a) Such adjustments shall be given prospective effect only, effective (i) as to all Prime-based Advances outstanding hereunder, the Applicable Facility Fee Percentage and the Applicable L/C Fee Percentage, upon the required date of delivery of the financial statements under Sections 8.1(a) and 8.1(b) hereunder, in each case establishing applicability of the appropriate adjustment, and (ii) as to each Eurocurrency-based Advance outstanding hereunder, effective upon the expiration of the applicable Interest Period(s), if any, in effect on the date of the delivery of such financial statements, in each case with no retroactivity or

                                                                EXHIBIT 10.1

         claw-back. In the event Company fails timely to deliver the financial statements required under Section 8.1(a) or 8.1(b), then from the date delivery of such financial statements was required until such financial statements are delivered, the margins and fee percentages shall be those set forth under the Level V Column of the pricing matrix attached to this Agreement as Schedule 1.1.

                  (b) With respect to Eurocurrency-based Advances outstanding hereunder, an adjustment hereunder, after becoming effective, shall remain in effect only through the end of the applicable Interest Period(s) for such Eurocurrency-based Advances if any; provided, however, that upon any change in the Margin level then in effect, as aforesaid, or the occurrence of any other event which under the terms hereof causes such adjustment no longer to be applicable, then any such subsequent adjustment or no adjustment, as the case may be, shall be effective (and said pricing shall thereby be adjusted up or down, as applicable) with the commencement of each Interest Period following such change or event, all in accordance with the preceding subparagraph.

                  (c) Such Margin adjustments under this Section 5.1 shall be made irrespective of, and in addition to, any other interest rate adjustments hereunder.

                  (d) From the date hereof until the required date of delivery under Section 8.1(b) of the Company's financial statements for the fiscal quarter ending June 30, 1998, the margins and fee percentages shall be those set forth under the Level V column of the pricing matrix attached to this Agreement as Schedule 1.1.

         5.2 Prime-based Interest Payments. Interest on the unpaid balance of all Prime-based Advances from time to time outstanding shall accrue until paid at a per annum interest rate equal to the Prime-based Rate, and shall be payable in immediately available funds quarterly commencing on the first day of the fiscal quarter next succeeding the fiscal quarter during which the initial Advance is made and on the first day of each fiscal quarter thereafter. Interest accruing at the Prime-based Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed, and in such computation effect shall be given to any change in the interest rate resulting from a change in the Prime-based Rate on the date of such change in the Prime-based Rate.

         5.3 Eurocurrency-based Interest Payments. Interest on each Eurocurrency-based Advance having a related Eurocurrency-Interest Period of 3 months or less shall accrue at its Eurocurrency- based Rate and shall be payable in immediately available funds on the last day of the Interest Period applicable thereto. Interest shall be payable in immediately available funds on each Eurocurrency-based Advance outstanding from time to time having a Eurocurrency-Interest Period of 6 months or longer, at intervals of 3 months after the first day of the applicable Interest Period, and shall also be payable on the last day of the Interest Period applicable thereto. Interest accruing at the Eurocurrency-based Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to, but not including, the last day thereof.

                                                                EXHIBIT 10.1

         5.4 Quoted Rate Advance Interest Payments. Interest on each Quoted Rate Advance shall accrue at its Quoted Rate and shall be payable in immediately available funds on the last day of the Interest Period applicable thereto. Interest accruing at the Quoted Rate shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed from the first day of the Interest Period applicable thereto to, but not including the last day thereof.

         5.5 Interest Payments on Conversions. Notwithstanding anything to the contrary in Sections 5.2 and 5.3, all accrued and unpaid interest on any Advance refunded or converted pursuant to Section 2.3 hereof shall be due and payable in full on the date such Advance is refunded or converted.

         5.6 Interest on Default. Notwithstanding anything to the contrary set forth in Sections 5.2, 5.3 and 5.4, in the event and so long as any Event of Default shall exist under this Agreement, interest shall be payable daily on the principal amount of all Advances from time to time outstanding (and, to the extent delinquent, on all other monetary obligations of Company hereunder and under the other Loan Documents) at a per annum rate equal to the Applicable Interest Rate (calculated on the basis of the maximum Margins) in respect of each such Advance, plus, in the case of Eurocurrency-based Advances and Quoted Rate Advances, two percent (2%) per annum for the remainder of the then existing Interest Period, if any, and at all other such times and for all Prime-based Advances, at a per annum rate equal to the Prime-based Rate, plus two percent (2%).

         5.7 Prepayment of Revolving Credit and Swing Line Advances. Company may prepay all or part of the outstanding balance of any Prime-based Revolving Credit Advance(s) at any time, provided that the amount of any partial prepayment shall be at least Five Hundred Thousand Dollars ($500,000) and the aggregate balance of Prime-based Revolving Credit Advance(s) remaining outstanding, if any, shall be at least One Million Dollars ($1,000,000) and the aggregate amount outstanding under all Swing Line Advances, if any, shall be at least Two Hundred Fifty Thousand Dollars ($250,000). Company may prepay all or part of any Eurocurrency-based Revolving Credit Advance (subject to not less than three (3) Business Days' notice to Agent) only on the last day of the Interest Period applicable thereto, provided that the amount of any such partial prepayment shall be at least Five Hundred Thousand Dollars ($500,000), and the unpaid portion of such Advance which is refunded or converted under Section 2.3 shall be at least Two Million Dollars ($2,000,000). Company may prepay Quoted Rate Advances only on the last day of the Interest Period applicable thereto. Any prepayment made in accordance with this Section shall be without premium, penalty or prejudice to the right to reborrow under the terms of this Agreement. Any other prepayment of all or any portion of the Revolving Credit, whether by acceleration, mandatory or required prepayment or otherwise, shall be subject to
Section 12.1 hereof, but otherwise without premium, penalty or prejudice. All prepayments of Revolving Credit Advances shall be made to the Agent for distribution ratably to the Banks.

                                                                EXHIBIT 10.1

6.       CONDITIONS

         The obligations of Banks to make Advances or loans pursuant to this Agreement and the obligation of the Issuing Bank to issue Letters of Credit are subject to the following conditions:

         6.1 Execution of Notes and this Agreement. Company shall have executed and delivered to Agent for the account of each Bank, the Revolving Credit Notes, the Swing Line Note, this Agreement and the other Loan Documents to which it is a party (including all schedules, exhibits, certificates, opinions, financial statements and other documents to be delivered pursuant hereto), and such Notes, and this Agreement and the other Loan Documents shall be in full force and effect.
         6.2 Corporate Authority. Agent shall have received, with a counterpart thereof for each Bank:

                  (a) In connection with the Company, a certificate of Responsible Officer as to:

                         (i) resolutions of the board of directors of the
                  Company evidencing approval of the transactions contemplated by this Agreement and the Notes and authorizing the execution and delivery thereof and the borrowing of Advances and the requesting of Letters of Credit hereunder,

                        (ii) the incumbency and signature of the officers of the
                  Company executing any Loan Document,

                       (iii) a certificate of good standing or continued
                  existence (or the equivalent thereof) from the State of Delaware, and from every state or other jurisdiction listed on
                  Schedule 6.2 hereof if issued by such jurisdiction, subject to the limitations (as to qualification and authorization to do business) contained in Section 7.1, and

                        (iv) copies of Company's articles of incorporation and
                  bylaws or other constitutional documents, as in effect on the Effective Date;

                  (b) in connection with each Guarantor, a certificate from an authorized officer of such Guarantor as to:

                         (i) resolutions of the board of directors or members or
                  managers, as the case may be, of each such Guarantor evidencing approval of the transactions contemplated by the Loan Documents to which such Guarantor is a party and authorizing the execution and delivery thereof,

                        (ii) the incumbency and signature of the officers or
                  members or managers, as the case may be, of such Guarantor executing any Loan Document to which such Guarantor is a party,

                                                                EXHIBIT 10.1

                       (iii) a certificate of good standing from the state or
                  other jurisdiction of such Guarantor's incorporation, and from every state or other jurisdiction in which such Guarantor is qualified to do business, if issued by such jurisdiction, subject to the limitations (as to qualification and authorization to do business) contained in Section 7.1, hereof, and

                        (iv) copies of Guarantor's articles of incorporation and
                  bylaws or other constitutional documents, as in effect on the Effective Date.

         6.3 Reaffirmation of Certain Loan Documents. The Agent shall have received a Reaffirmation of Certain Loan Documents, including the Pledge Agreement, the Subsidiary Pledge Agreement, the Parent Pledge Agreement, the Security Agreement and the Guaranty, in the form of Exhibit L, executed and delivered by each of the Company, CB-Kramer, Parent, the Domestic Significant Subsidiaries and the Guarantors.

         6.4 Real Estate Documentation. (a) With respect each Mortgage executed and delivered in connection with the Original Credit Agreement, a Reaffirmation of Certain Loan Documents, if applicable or an amendment to such Mortgage reflecting the transactions contemplated by this Agreement; and (b) with respect to each parcel of real property in Nebraska and Texas acquired pursuant to the National Dynamics Acquisition, (i) a Mortgage in form and substance satisfactory to Agent and the Banks, together with the other real estate documentation listed on Schedule 8.21 hereto, and (ii) written environmental audits or risk assessments acceptable to Agent and the Banks prepared at Company's expense by an environmental engineer or auditing firm experienced in such matters and reasonably acceptable to Agent and the Banks.

         6.5 Insurance. The Agent shall have received evidence satisfactory to it that the Company has obtained the insurance policies required by Section 8.5 hereof and that such insurance policies are in full force and effect.

         6.6 Compliance with Certain Documents and Agreements. The Company and each Guarantor (and any of their respective Subsidiaries or Affiliates) shall have each performed and complied in all material respects with all agreements and conditions contained in this Agreement, other Loan Documents, or any agreement or other document executed thereunder and required to be performed or complied with by each of them (as of the applicable date) and none of such parties shall be in material default in the performance or compliance with any of the terms or provisions hereof or thereof.

         6.7 Opinion of Counsel. Company and each Guarantor shall furnish Agent prior to the initial Advance under this Agreement, and with signed copies for each Bank, opinions of counsel to the Company and such Guarantor, dated the date hereof, and covering such matters as reasonably required by and otherwise reasonably satisfactory in form and substance to the Agent and each of the Banks.

                                                                EXHIBIT 10.1


         6.8 Company's Certificate. The Agent shall have received, prior to the initial Advance under this Agreement (with a signed counterpart for each Bank), a certificate of a Responsible Officer of Company dated the date of the making of Advances hereunder, stating that to the best of his or her knowledge after due inquiry, (a) the conditions of paragraphs 6.1, 6.3, 6.5, 6.6, 6.11 and 6.13 hereof have been fully satisfied; (b) the representations and warranties made by Company, each Guarantor or any other party to any of the Loan Documents (excluding the Agent and Banks) in this Agreement or any of the other Loan Documents, and the representations and warranties of any of the foregoing which are contained in any certificate, document or financial or other statement furnished at any time hereunder or thereunder or in connection herewith or therewith shall have been true and correct in all material respects when made and shall be true and correct in all material respects on and as of the Effective Date; and (c) no Default or Event of Default shall have occurred and be continuing, and there shall have been no material adverse change in the financial condition, properties, business, results or operations of the Company and its Subsidiaries taken as a whole from March 31, 1998 to the date of the making of the first borrowing hereunder.


         6.9 Payment of Fees. Company shall have paid to the Agent all interest, fees, costs and expenses accrued to the Effective Date for which reimbursement is then owing under the Prior Credit Agreement, and all fees, costs and expenses required to be paid to Agent upon execution of this Agreement.

         6.10 Pro Forma Balance Sheet. The Company shall have delivered to the Agent a pro forma consolidated balance sheet of the Company and its Subsidiaries (the "Closing Pro Forma Balance Sheet"), certified by the chief financial officer of the Company that it fairly presents the pro forma adjustments reflecting the consummation of the transactions (including the National Dynamics Acquisition) contemplated by this Agreement, including all material fees and expenses in connection therewith, subject to normal year end adjustments.

         6.11 Existing Credit Facilities. All existing Debt (including the Term Loan as that term was defined in the Prior Agreement), other than Debt expressly permitted hereunder and Loans hereunder to be made or continued on the Effective Date, together with all interest, all prepayment premiums and other amounts due and payable with respect thereto, shall have been paid in full and the related commitments terminated.

         6.12 Lessors' Acknowledgments. Agent has received lessors' acknowledgments, in form and substance acceptable to the Agent and the Banks, in connection with the property in Illinois and Wisconsin leased by Company.

         6.13 National Dynamics Acquisition Documents. The Agent shall have received executed copies of the National Dynamics Acquisition Documents, certified by a Responsible Officer of the Company. The National Dynamics Acquisition Documents shall be in form and substance satisfactory to the Agent and the Majority Banks and each of the National Dynamics Acquisition Documents shall have been duly authorized, executed and delivered by each of the parties thereto and shall be in full force and effect. No material term or provision of the National Dynamic Acquisition Documents shall have been modified, and no material condition to consummation of

                                                                EXHIBIT 10.1

the National Dynamics Acquisition shall have been waived, in either case in a manner detrimental to the Company, by any of the parties thereto. The Company shall have in all material respects done and performed such acts and observed such covenants which it is required to do or perform under the National Dynamics Acquisition Documents and in order to consummate the National Dynamics Acquisition on or prior to the Effective Date. The Company shall have delivered, or caused to be delivered to the Agent, National Dynamics' audited financial statements as of the end of the most recent fiscal year end.

         6.14 Subordinated Debt. On or before the Effective Date, the Agent shall have received evidence that the Subordinated Notes shall have been issued in an aggregate amount not less than $125,000,000 and the Whitney Subordinated Debt (as such term is defined in the Prior Agreement) has been repaid in full.

         6.15 Perfection of Security Interests. The Agent shall have received
(i) the results of searches of the Uniform Commercial Code (or equivalent) filings made with respect to the Company and its Subsidiaries (and National Dynamics and any of its subsidiaries which shall be transferring assets to Company (herein, the "National Dynamics Parties") under the National Dynamics Acquisition Documents) in those jurisdictions in which property to be acquired pursuant to the National Dynamics Acquisition which will become Collateral is located and in the jurisdictions in which the Company, any Subsidiary or any of the National Dynamics Parties maintains its chief executive office (any filings which shall have been disclosed pursuant to such search shall be either permitted under Section 9.2 hereof or shall be released) and (ii) any documents (including, without limitation, financing statements, amendments to financing statements and assignments of financing statements, and stock powers) required to be filed in connection with the Security Agreement or the Pledge Agreements to create, in favor of the Agent (for and on behalf of the Banks), a perfected security interest in the Collateral thereunder shall have been delivered to the Agent in a proper form for filing in each office in each jurisdiction listed in
Schedule 6.3 and with the United States Patent and Trademark Office, or other office, as the case may be.

         6.16 Other Documents and Instruments. The Agent shall have received, with a photocopy for each Bank, such other instruments and documents as each of the Banks may reasonably request in connection with the making of Advances or issuance of Letters of Credit hereunder, and all such instruments and documents shall be satisfactory in form and substance to Agent and each Bank.

         6.17 Continuing Conditions. The obligations of the Banks to make Advances (including the initial Advance) under this Agreement and the obligation of the Issuing Bank to issue any Letters of Credit shall be subject to the continuing conditions that:

         (a) All conditions of Sections 6.1 through 6.16 shall have been and remain satisfied as of the date of the Advance or the request for the Letter of Credit;

         (b) No Default or Event of Default shall exist as of the date of the Advance or the request for the Letter of Credit; and

                                                                EXHIBIT 10.1

         (c) Each of the representations and warranties contained in this Agreement and in each of the other Loan Documents shall be true and correct in all material respects as of the date of the Advance or Letter of Credit.

7.       REPRESENTATIONS AND WARRANTIES

         Company represents and warrants and such representations and warranties shall be deemed to be continuing representations and warranties until the Revolving Credit Maturity Date and thereafter until the expiration of all Letters of Credit and the final payment in full of the Indebtedness and the performance by Company of all other obligations under this Agreement:

         7.1 Corporate Authority. Company is a corporation duly organized and existing in good standing under the laws of the State of Delaware; each Subsidiary is a corporation or other business entity duly organized and existing in good standing under the laws of the jurisdiction of its incorporation; the Parent is a limited liability company duly organized and existing under the laws of Wisconsin; and each of the Company, its Subsidiaries and the Parent is duly qualified and authorized to do business as a foreign corporation in each jurisdiction where the character of its assets or the nature of its activities makes such qualification necessary and where failure to be so qualified would have a material adverse effect on their respective businesses.

         7.2 Due Authorization - Company. Execution, delivery and performance of this Agreement, the Reaffirmation of Certain Loan Documents, the other Loan Documents and any other documents and instruments required under or in connection with this Agreement or the other Loan Documents (or to be so executed and delivered), and the issuance of the Notes by Company are within its corporate powers, have been duly authorized, are not in contravention of law or the terms of the Company's organizational documents and, except as have been previously obtained or as referred to in Section 7.13, below, do not require the consent or approval, material to the transactions contemplated by this Agreement and the other Loan Documents, of any governmental body, agency or authority.

         7.3 Due Authorization - Guarantors. Execution, delivery and performance of the Reaffirmation of Certain Loan Documents, any other Loan Documents and all other documents and instruments required of Guarantors under or in connection with this Agreement and the other Loan Documents (or to be so executed and delivered), and to which each Guarantor is a party, are within the corporate powers or limited liability company of each such Guarantor, have been duly authorized, are not in contravention of law or the terms of such Guarantor's organizational documents, and, except as have been previously obtained (or as referred to in Section 7.13 below), do not require the consent or approval, material to the transactions contemplated by this Agreement and the other Loan Documents, of any governmental body, agency or authority not previously obtained.

         7.4 Liens. There are no security interests in, liens, mortgages, or other encumbrances on and no financing statements on file with respect to any of the property owned, pledged, mortgaged

                                                                EXHIBIT 10.1

or otherwise encumbered (or to be encumbered) by Company, any of the Guarantors or any of the Subsidiaries except for Liens permitted pursuant to Section 9.2.

         7.5 Taxes. Company, each of the Guarantors, and each of the Subsidiaries has filed on or before their respective due dates or within the applicable grace periods, all federal, state and foreign tax returns which are required to be filed or has obtained extensions for filing such tax returns and is not delinquent in filing such returns in accordance with such extensions and has paid all taxes which have become due pursuant to those returns or pursuant to any assessments received by any such party, as the case may be, to the extent such taxes have become due, except to the extent such tax payments are being actively contested in good faith by appropriate proceedings and with respect to which adequate provision has been made on the books of Company, such Guarantor or such Subsidiary as may be required by GAAP.

         7.6 No Defaults. There exists no material default under the provisions of any instrument evidencing any indebtedness for borrowed money of the Company, any Guarantor or any Subsidiary which is permitted hereunder or of any agreement relating thereto.

         7.7 Enforceability of Agreement and Loan Documents -- Company. This Agreement, each of the other Loan Documents to which Company is a party, and all other certificates, agreements and documents executed and delivered by Company under or in connection herewith or therewith have each been duly executed and delivered by its duly authorized officers and constitute the valid and binding obligations of Company, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in law or equity).

         7.8 Enforceability of Loan Documents -- Guarantors. The Loan Documents to which each of the Guarantors is a party, and all certificates, documents and agreements executed in connection therewith by the Guarantors have each been duly executed and delivered by the duly authorized officers or members or managers, as the case may be, of the Guarantors and constitute the valid and binding obligations of such Guarantors, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or similar laws affecting the enforcement of creditor's rights, generally and by general principles of equity (regardless of whether enforcement is considered in a proceeding in law or equity).

         7.9 Compliance with Laws. Except as disclosed on Schedule 7.9, each of the Company, each of the Guarantors and each of the Subsidiaries has complied with all applicable federal, state and local laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) except to the extent that failure to comply therewith would not materially interfere with the conduct of the business of Company, each of the Guarantors and each of the Subsidiaries taken as a whole, or would not have a Material Adverse Effect; except for such matters as are not likely to have a Material Adverse Effect, and except as set forth in Schedule 7.9 hereof,

                                                                EXHIBIT 10.1

and without limiting the generality of Section 7.12, there have been no past, and there is no pending or threatened, litigation, action, proceeding or controversy affecting the Company, any of the Guarantors or any of the Subsidiaries, and no pending or threatened complaint, notice or inquiry to the Company, any of the Guarantors or any of the Subsidiaries, regarding potential liability of the Company, any of the Guarantors or any of the Subsidiaries, or any officer, director, agent or employee of the Company, any of the Guarantors or any of the Subsidiaries; and, to the knowledge of the Company, no facts or situation exists that could form the basis for any such litigation, action, proceeding, controversy, complaint, notice or inquiry.

         7.10 Non-contravention -- Company. The execution, delivery and performance of this Agreement and the other Loan Documents and any other documents and instruments required under or in connection with this Agreement by Company are not in contravention of the terms of any indenture, agreement or undertaking to which Company or any of its Subsidiaries is a party or by which its or their properties are bound or affected where such violation would reasonably be expected to have a Material Adverse Effect.

         7.11 Non-contravention -- Guarantors. The execution, delivery and performance of those Loan Documents signed by the Guarantors, and any other documents and instruments required under or in connection with this Agreement or any other Loan Document by the Guarantors are not in contravention of the terms of any indenture, agreement or undertaking to which any Guarantor or Company is a party or by which it or its properties are bound or affected where such violation would reasonably be expected to have a Material Adverse Effect.

         7.12 No Litigation. Except for De Minimis Matters or as set forth on
Schedule 7.12 hereof, there is no suit, action, proceeding, including, without limitation, any bankruptcy proceeding, or governmental investigation pending against or to the knowledge of Company, affecting Company, any Guarantor or any Subsidiary (other than any suit, action or proceeding in which Company, such Guarantor or such Subsidiary is the plaintiff and in which no counterclaim or cross-claim against Company, such Guarantor or such Subsidiary has been filed), nor has Company, any Guarantor or any Subsidiary or any of its or their officers, members, managers, or directors, as the case may be, been subject to any suit, action, proceeding or governmental investigation as a result of which any such officer, member, manager or director is or may be entitled to indemnification by Company or a Guarantor or a Subsidiary, as applicable, which suits, if resolved adversely to Company, such Guarantor or such Subsidiary, are reasonably likely to have a Material Adverse Effect. Except as set forth on
Schedule 7.12, there is not outstanding against Company or any Subsidiary any judgment, decree, injunction, rule, or order of any court, government, department, commission, agency, instrumentality or arbitrator nor is Company, any Guarantor or any Subsidiary in violation of any applicable law, regulation, ordinance, order, injunction, decree or requirement of any governmental body or court where such violation would reasonably be expected to have a Material Adverse Effect.

         7.13 Consents, Approvals and Filings, Etc. Except as have been previously obtained, no authorization, consent, approval, license, qualification or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority or any

                                                                EXHIBIT 10.1


securities exchange or any other person or party (whether or not governmental) is required in connection with the execution, delivery and performance: (i) by Company of this Agreement, the Agreement and Plan of Reorganization, any of the other Loan Documents to which it is a party, or any other documents or instruments to be executed and or delivered by Company in connection therewith or herewith; (ii) by any Guarantor, of any of the other Loan Documents to which such Subsidiary is a party, or (iii) by Company or any of the Guarantors, of the liens, pledges, mortgages, security interests or other encumbrances granted, conveyed or otherwise established (or to be granted, conveyed or otherwise established) by or under this Agreement or the other Loan Documents, except for such filings to be made concurrently herewith as are required by the Collateral Documents to perfect liens in favor of the Agent. All such authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations which have previously been obtained or made, as the case may be, are in full force and effect and are not the subject of any attack, or to the knowledge of Company threatened attack (in any material respect) by appeal or direct proceeding or otherwise.

         7.14 Agreements Affecting Financial Condition. Neither the Company, nor any Guarantor nor any Subsidiary is party to any agreement or instrument or subject to any charter or other corporate restriction which has a Material Adverse Effect.

         7.15 No Investment Company or Margin Stock. Neither the Company, nor any Guarantor nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. Neither the Company, nor any Guarantor nor any Subsidiary is engaged principally, or as one of its important activities, directly or indirectly, in the business of extending credit for the purpose of purchasing or carrying margin stock. None of the proceeds of any of the Advances will be used by the Company nor any Subsidiary to purchase or carry margin stock or will be made available by the Company or any of its Subsidiaries in any manner to any other Person to enable or assist such Person in purchasing or carrying margin stock. Terms for which meanings are provided in Regulation U of the Board of Governors of the Federal Reserve System or any regulations substituted therefor, as from time to time in effect, are used in this paragraph with such meanings.

         7.16 ERISA. Neither Company, nor any Guarantor nor any Subsidiary maintains or contributes to any Pension Plan subject to Title IV of ERISA, except as set forth on Schedule 7.16 hereto; and there is no accumulated funding deficiency within the meaning of ERISA, or any existing liability with respect to any of the Pension Plans owed to the Pension Benefit Guaranty Corporation or any successor thereto, and no "reportable event" or "prohibited transaction", as defined in ERISA, has occurred with respect to any Pension Plan, and all such Pension Plans are in material compliance with the requirements of the Internal Revenue Code and ERISA.

         7.17 Conditions Affecting Business or Properties. Neither the respective businesses nor the properties of Company, nor any Guarantor nor any Subsidiary is affected by any fire, explosion, accident, strike, lockout or other dispute, drought, storm, hail, earthquake, embargo, Act of God or other casualty (whether or not covered by insurance).

                                                                EXHIBIT 10.1

         7.18 Environmental and Safety Matters. Except as set forth in Schedules
7.18 and 7.12 and except for such matters as are not likely to have a Material Adverse Effect:

                  (a) all facilities and property (including underlying groundwater) owned or leased by the Company or any of its Subsidiaries, have been, and continue to be, owned or leased by the Company and the Subsidiaries in material compliance with all Hazardous Material Laws;

                  (b) to the best knowledge of the Company, there have been no past, and there are no pending or threatened

                                  (i) claims, complaints, notices or requests
                  for information received by the Company or any of its Subsidiaries with respect to any alleged violation of any Hazardous Material Law, or

                                 (ii) complaints, notices or inquiries to the
                  Company or any of its Subsidiaries regarding potential liability under any Hazardous Material Law; and

                  (c) no conditions exist at, on or under any property now or previously owned or leased by the Company or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to liability under any Hazardous Material Law.

         7.19 Subsidiaries. As of the Effective Date, and except as disclosed on
Schedule 7.19 hereto, the Company has no Domestic Subsidiaries, Foreign Subsidiaries or Significant Subsidiaries.

         7.20 Accuracy of Information. (a) Each of the Company's financial statements previously furnished to Agent and the Banks prior to the date of this Agreement, has been prepared in accordance with GAAP and is complete and correct in all material respects and fairly presents (subject to year-end adjustments in the case of interim statements) the financial condition of Company and the results of its operations for the periods covered thereby.

                  (b) Since March 31, 1998 through the Effective Date there has been no material adverse change in the financial condition of Company or its Subsidiaries taken as a whole; to the best knowledge of Company, neither Company nor any of its Subsidiaries has any contingent obligations (including any liability for taxes) not disclosed by or reserved against in the March 31, 1998 balance sheets, as applicable, except as set forth on Schedule 7.20 hereof, and at the present time there are no unrealized or anticipated losses from any present commitment of Company or any of its Subsidiaries which in the aggregate is likely to have a Material Adverse Effect.

         7.21 Financial Statements - Company. The Company has heretofore delivered to the Banks consolidated financial statements of the Company audited by KPMG Peat Marwick, including a balance sheet and statements of income, cash flow and stockholders' equity of the Company and its Subsidiaries, audited by KPMG Peat Marwick for the fiscal year ending December 31, 1996, audited by Arthur Anderson LLP for the fiscal year ending December 31, 1997 and on an unaudited basis

                                                                EXHIBIT 10.1

for its fiscal year ending March 31, 1998. Such financial statements were prepared in accordance with GAAP consistently applied and fairly present the financial position and results of operations of the Company and its Subsidiaries for the periods covered thereby.

         7.22 Solvency. As of the Effective Date of the Prior Agreement, after giving effect to the Acquisition and the other transactions contemplated by the Prior Agreement, the Company and each of its Subsidiaries was solvent, was able to pay its indebtedness as it matures and had capital sufficient to carry on its business and all business in which it was about to engage. After giving effect to the consummation of the transactions contemplated by this Agreement, the Company and each of its Subsidiaries will each be solvent, able to pay its indebtedness as it matures and will have capital sufficient to carry on its business and all business in which it is about to engage. This Agreement is being executed and delivered by the Company to Agent and the Banks in good faith and in exchange for fair, equivalent consideration. Neither of the Company nor any of its Subsidiaries is insolvent, nor will either the Company or any Subsidiary be rendered insolvent by its execution and delivery to Agent and the Banks of this Agreement or by the consummation of the transactions contemplated by this Agreement, and the capital and monies remaining in the Company and its Subsidiaries are not now and will not become so unreasonably small as to preclude the Company or its Subsidiaries from carrying on their businesses. Neither the Company nor any Subsidiary intends to nor does management of the Company or any Subsidiary believe it will incur debts beyond its ability to pay as they mature. Neither the Company nor any Subsidiary contemplates filing a petition in bankruptcy or for an arrangement or reorganization under the Bankruptcy Code, nor does the Company or any Subsidiary have any knowledge of any threatened bankruptcy or insolvency proceedings against Company or any Subsidiary.

         7.23 Year 2000 Requirement. The Company and its Subsidiaries have reviewed the areas in their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis the risk that computer applications used by the Company and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999. Any reprogramming required to permit the proper functioning, in and following the year 2000, of (i) the Company's and its Subsidiaries' computer systems and
(ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Company's or any Subsidiary's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by July 31, 1999. The cost to the Company and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its Subsidiaries (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Company and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Company and its Subsidiaries to conduct their business without Material Adverse Effect.

                                                                EXHIBIT 10.1

8.       AFFIRMATIVE COVENANTS

         Company covenants and agrees that it will, and, as applicable, it will cause each of its Subsidiaries, until the Revolving Credit Maturity Date and thereafter until expiration of all Letters of Credit and final payment in full of the Indebtedness and the performance by the Company of all other obligations under this Agreement and the other Loan Documents:

         8.1 Financial Statements. Furnish to the Agent with sufficient copies for each Bank:

                  (a) as soon as available, but in any event within 105 days after the end of each fiscal year of the Company (i) a copy of the audited Consolidated financial statements of the Company as at the end of such year and the related audited statements of income, statement of stockholders' equity and cash flows for such year setting forth in comparative form the figures for the previous year, certified as being fairly stated in all material respects by a nationally recognized certified public accountant satisfactory to the Agent and the Banks and
         (ii) a copy of the Company prepared Consolidating financial statements of the Company for such year setting forth in comparative form the figures for the same period for the previous calendar year and certified by a Responsible Officer as being fairly stated in all material respects;

                  (b) as soon as available, but in any event not later than 45 days after the end of each fiscal quarter, including the last fiscal quarter of the fiscal year, the unaudited Consolidated and Consolidating financial statements of the Company as at the end of such fiscal quarter and the related unaudited statements of income, statement of stockholders' equity and cash flows of the Company for the portion of the fiscal year through the end of such fiscal quarter, setting forth in each case in comparative form the figures for the previous year, and certified by a Responsible Officer as being fairly stated in all material respects; and

                  (c) as soon as available, but in any event not later than 30 days after the end of each month, including the last month of the fiscal year, except the last month of each fiscal quarter (including the last month of the fiscal year) which shall be delivered not later than 45 days after the end of each month, the unaudited Consolidated financial statements of the Company as at the end of such month and the related unaudited statements of income and cash flows of the Company for the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects;

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP throughout the periods reflected therein and with prior periods (except as approved by such officer and disclosed therein), provided however that the financial statements delivered pursuant to clauses (b) and (c) hereof will not be required to include footnotes and will be subject to year-end adjustments, in accordance with GAAP.

                                                                EXHIBIT 10.1

         8.2 Certificates; Other Information. Furnish to the Agent with sufficient copies for each Bank:

                  (a) Together with the financial statements required under
         Section 8.1(b), a Covenant Compliance Certificate;

                  (b) Together with the financial statements delivered pursuant to Section 8.1(a), annual financial projections for the Company in form reasonably acceptable to the Agent and the Banks;

                  (c) Within 30 days after and as of the end of each March and September of each year, a litigation status report in the form satisfactory to the Agent and the Banks;

                  (d) On or before the required dates of delivery thereunder, such other financial statements, projections, reports, supplements, filings, notices, releases, and other information or materials required to be delivered by Company to the holders of the Subordinated Debt, as and to the extent requested in writing from time to time by Agent or the Majority Banks; and

                  (e) promptly and in form to be reasonably satisfactory to Majority Banks, such additional financial and/or other information, or other reports as any Bank may from time to time reasonably request.

         8.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company.

         8.4 Conduct of Business and Maintenance of Existence.

                  (a) Continue to engage solely in the business as now conducted by it or in other lines of business compatible with, or complementary thereto, and preserve, renew and keep in full force and effect its existence;

                  (b) take all reasonable action to maintain all material rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to
         Section 9.4; and

                  (c) comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                                                                EXHIBIT 10.1

         8.5 Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and maintain insurance coverage on its physical assets and against other business risks in such amounts and of such types as are customarily carried by companies similar in size and nature (including without limitation casualty and public liability and property damage insurance), and in the event of acquisition of additional property, real or personal, or of incurrence of additional risks of any nature, increase such insurance coverage in such manner and to such extent as prudent business judgment and present practice or any applicable Requirements of Law would dictate; and in the case of all policies covering any Collateral, all such insurance policies shall provide that the loss payable thereunder shall be payable to Company, and to the Agent for the benefit of the Banks (Agent as mortgagee, or, in the case of personal property interests, lender loss payee) as their respective interests may appear, all said policies, copies thereof or certificates evidencing the same, including all endorsements thereto, to be deposited with Agent.

         8.6 Inspection of Property; Books and Records, Discussions.

         Permit Agent and each Bank, through their authorized attorneys, accountants and representatives (a) to examine Company's and each Subsidiary's books, accounts, records, ledgers and assets and properties of every kind and description wherever located at all reasonable times during normal business hours, upon oral or written request of Agent or such Bank; (b) at any time and from time to time, at the request of the Majority Banks, to conduct full or partial collateral audits of the Company and its Subsidiaries to be completed by an appraiser as may be selected by Agent and the Majority Banks, with all reasonable costs and expenses of such audits to be reimbursed by Company (provided that Company shall not be required to reimburse for the cost of more than one full audit per year, except to the extent of any audits conducted after the occurrence and during the continuance of any Default or Event of Default); and (c) permit Agent and each Bank or their authorized representatives, at reasonable times and intervals, to visit all of their respective offices, discuss their respective financial matters with their respective officers and independent certified public accountants, and, by this provision, Company authorizes such accountants to discuss the finances and affairs of Company and its Subsidiaries (provided that Company is given an opportunity to participate in such discussions) and examine any of its or their books and other corporate records. Notwithstanding the foregoing, all information furnished to the Agent or the Banks hereunder shall be subject to the undertaking of the Banks set forth in Section 14.12 hereof.

         8.7 Notices. Promptly give notice to the Agent of:

                  (a) the occurrence of any Default or Event of Default of which the Company or any Subsidiaries has knowledge;

                  (b) any (i) default or event of default under any Contractual Obligation of the Company or any Subsidiary or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any Subsidiary and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, would have a Material Adverse Effect;

                                                                EXHIBIT 10.1


                  (c) the following events, as soon as possible and in any event within 30 days after the Company knows or has reason to know thereof:
         (i) the occurrence or expected occurrence of any "reportable event" as defined in ERISA with respect to any Pension Plan, or any withdrawal from or the termination, reorganization or insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the Pension Benefit Guaranty Corporation or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from or the terminating, reorganization or insolvency of any Pension Plan;

                  (d) a material adverse change in the business, operations, property, or financial condition of the Company or any of its Subsidiaries taken as a whole;

                  (e) promptly after becoming aware of the taking by the Internal Revenue Service or any foreign taxing jurisdiction of a written tax position which could reasonably be expected to have a Material Adverse Effect upon the Company (or any such tax position taken by the Company) setting forth the details of such position and the financial impact thereof; and

                  (f) not less than 30 days prior to the proposed effective date thereof, copies of any proposed amendments, restatements or other modification to the Initial Acquisition Documents, or the Parent Operating Agreement.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

         8.8 Hazardous Material Laws.

                  (a) Use and operate all of its facilities and properties in material compliance with all material Hazardous Material Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Hazardous Material Laws;

                  (b) Promptly notify Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries received by the Company or any of its Subsidiaries of a material nature relating to its facilities and properties or compliance with Hazardous Material Laws, and shall promptly cure and have dismissed with prejudice to the satisfaction of the Majority Banks any actions and proceedings relating to compliance with Hazardous Material Laws to which the Company or any of its Subsidiaries is named as a party;

                  (c) Provide such information and certifications which any Bank may reasonably request from time to time to evidence compliance with this Section 8.8; and

                                                                EXHIBIT 10.1

                  (d) perform (or cause to be performed) and continue (or cause to be continued) to completion, on or before the applicable compliance date(s) set forth therein, all such actions as are described in Schedules 8.8A and 8.8B hereof; provided however that Company represents and warrants that those actions required to have been completed by terms of Schedule 8.8A prior to the Effective Date have been completed as of the Effective Date.

         8.9 Maintain Base Tangible Net Worth. Maintain an Adjusted Consolidated Tangible Net Worth at the end of each fiscal quarter of not less than the Base Tangible Net Worth.

         8.10 Fixed Charge Coverage Ratio. Maintain, as of the end of each fiscal quarter, for the four fiscal quarters then ended, a Fixed Charge Coverage Ratio of not less than 1.25 to 1.0

         8.11 Senior Funded Debt to Consolidated EBITDA Ratio. Maintain, as of the end of each fiscal quarter, for the four fiscal quarters then ended, a ratio of Senior Funded Debt to Consolidated EBITDA of not more than 3.5 to 1.0.

         8.12 [Reserved].

         8.13 [Reserved].

         8.14 Taxes. Pay and discharge all taxes and other governmental charges, and all material contractual obligations calling for the payment of money, before the same shall become overdue, unless and to the extent only that such payment is being contested in good faith by appropriate proceedings and is reserved for, as required by GAAP on its balance sheet, or where the failure to pay any such matter could not have a Material Adverse Effect.

         8.15 Governmental and Other Approvals. Apply for, obtain and/or maintain in effect, as applicable, all authorizations, consents, approvals, licenses, qualifications, exemptions, filings, declarations and registrations (whether with any court, governmental agency, regulatory authority, securities exchange or otherwise) which are necessary in connection with the execution, delivery and performance: (i) by Company, of this Agreement, the other Loan Documents, or any other documents or instruments to be executed and/or delivered by Company in connection therewith or herewith; and (ii) by each of the Subsidiaries, of the Loan Documents to which it is a party.

         8.16 Compliance with ERISA. Comply in all material respects with all requirements imposed by ERISA as presently in effect or hereafter promulgated or the Internal Revenue Code, including, but not limited to, the minimum funding requirements of any Pension Plan.

         8.17 ERISA Notices. Promptly notify Agent upon the occurrence of any of the following events:

                  (a) the termination of any Pension Plan subject to Subtitle C of Title IV of ERISA;

                                                                EXHIBIT 10.1

                  (b) the appointment of a trustee by a United States District Court to administer any Pension Plan subject to Title IV of ERISA;

                  (c) the commencement by the Pension Benefit Guaranty Corporation, or any successor thereto, of any proceeding to terminate any Pension Plan subject to Title IV of ERISA;

                  (d) the failure of the Company or any Subsidiary to make any payment in respect of any Pension Plan required under Section 412 of the Internal Revenue Code;

                  (e) the withdrawal of the Company or any Subsidiary from any multiemployer plan (as defined in Section 3(37) of ERISA; or

                  (f) the occurrence of a "reportable event" which is required to be reported by the Company under Section 4043 of ERISA or a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code which is likely to have a Material Adverse Effect.

         8.18 Security. Take such actions as the Majority Banks may from time to time reasonably request to establish and maintain first perfected security interests in and Liens on all of its Collateral, subject only to Permitted Liens and other liens permitted under Section 9.2 hereof.

         8.19 Defense of Collateral. Defend the Collateral from any Liens other than Liens permitted by Section 9.2.

         8.20 Use of Proceeds. Use all Advances of the Revolving Credit for working capital financing and for Permitted Acquisitions. Company shall not use any portion of the proceeds of any such advances for the purpose of purchasing or carrying any "margin stock" (as defined in Regulation G of the Board of Governors of the Federal Reserve System) in any manner which violates the provisions of Regulation G, T, U or X of said Board of Governors or for any other purpose in violation of (x) any applicable statute or regulation or (y) the terms and conditions of this Agreement.

         8.21 Future Subsidiaries.

         (a) With respect to each Person which becomes a Significant Subsidiary subsequent to the Effective Date, (A) within thirty days of the date such Significant Subsidiary is created or acquired, cause such new Subsidiary to execute and deliver to the Agent (i) in the case of each Domestic Significant Subsidiary, a Joinder Agreement whereby such Domestic Significant Subsidiary becomes obligated as a Guarantor under the Guaranty, (ii) in the case of each Domestic Subsidiary, a joinder agreement whereby each such Subsidiary becomes obligated under the Security Agreement, in each case accompanied by such supporting documentation, including without limitation corporate authority items, certificates and opinions of counsel, as reasonably required by Agent and the Majority Banks, (iii) in each case where the payee thereunder is the Company or a

                                                                EXHIBIT 10.1

Domestic Subsidiary, the executed original Intercompany Note(s) which shall be substantially in the form of Exhibit K hereto (to perfect the pledge of such notes pursuant to the Security Agreement) and (B) in the case of each Domestic Significant Subsidiary described in clause (A) above which owns or acquires any parcel of real estate located in the United States with an individual value in excess of $500,000 (i) within thirty days of the date such Domestic Significant Subsidiary is created or acquired or within thirty days of the date such real estate is acquired, as the case may be, deliver to the Agent a written environmental audit or risk assessment acceptable to the Agent and the Banks prepared at the Company's expense by an engineer or auditing firm experienced in such matters reasonably acceptable to the Agent and the Banks with respect to the subject real estate; and (ii) within thirty days following the request of the Majority Banks, a Mortgage together with the real estate documentation listed on Schedule 8.21 hereof; and

         (b) With respect to the share capital (or other ownership interests) of each Domestic or direct Foreign Significant Subsidiary which is created or acquired subsequent to the date hereof, the Company shall execute, or cause to be executed, and deliver to the Agent a stock pledge encumbering (i) 100% of the share capital of each Domestic Significant Subsidiary and (ii) 65% of the share capital of each direct Foreign Significant Subsidiary, in each case, together with such supporting documentation, including without limitation corporate authority items, certificates and opinions of counsel, as reasonably required by the Agent and the Majority Banks.

         8.22 Financial Covenant Amendments. In the event that, at any time while this Agreement is in effect, the Company shall issue any indebtedness for borrowed money otherwise permitted under this Agreement and such indebtedness shall include, or be issued pursuant to a trust indenture or other agreement which includes, financial or other covenants which are not substantially similar to the financial or other covenants set forth in this Agreement, the Company shall so advise the Agent in writing; provided that the covenants in the Subordinated Debt Documents shall be deemed not to constitute "More Favorable Terms" (as such term is defined herein) for the purposes of this Section 8.22. Such notice shall be accompanied by a copy of the applicable agreement containing such financial or other covenants. The Agent shall promptly furnish a copy of such notice and the applicable agreement to each of the Banks. If the Majority Banks determine in their sole discretion that some or all of the financial or other covenants set forth in such agreement are more favorable to the lender thereunder than the financial or other covenants (as applicable) set forth in this Agreement ("More Favorable Terms") and that the Majority Banks desire that this Agreement be amended to incorporate the More Favorable Terms, then the Agent shall give written notice of such determination to the Company. Thereupon, and in any event within thirty (30) days following the date of notice by Agent to the Company, Company and the Banks shall enter into an amendment to this Agreement incorporating, on terms and conditions acceptable to the Majority Banks, the More Favorable Terms.

         8.23 Further Assurances. Execute and deliver or cause to be executed and delivered to Agent within a reasonable time following Agent's request, and at the Company's expense, such other documents or instruments as Agent may reasonably require to effectuate more fully the purposes of this Agreement or the other Loan Documents.

                                                                EXHIBIT 10.1

9.       NEGATIVE COVENANTS.

         Company covenants and agrees that, until the Revolving Credit Maturity Date and thereafter until expiration of all Letters of Credit and final payment in full of the Indebtedness and the performance by Company and the Subsidiaries of all other obligations under this Agreement and the other Loan Documents, it will not, and will not permit any of the Subsidiaries, to:

         9.1 Limitation on Debt. Create, incur, assume or suffer to exist any Debt, except:

                  (a) Indebtedness in respect of the Notes, the Letters of Credit and other obligations of the Company or any Subsidiary under this Agreement and the other Loan Documents to which it is a party;

                  (b) any Debt set forth in Schedule 9.1(b) attached hereto and any renewals or refinancing of such Debt in amounts not exceeding the scheduled amounts (less any required amortization according to the terms thereof), on substantially the same terms and otherwise in compliance with this Agreement;

                  (c) Debt of the Company or a Subsidiary other than pursuant to this Agreement and other than Debt set forth in Schedule 9.1(c) attached hereto incurred to finance the acquisition of fixed or capital assets(whether pursuant to a loan or a Capitalized Lease) in an aggregate amount at any time outstanding not to exceed two and one-half percent (2 1/2%) of Adjusted Consolidated Tangible Net Worth as of the Applicable Evaluation Date, and any renewals or refinancing of such Debt in amounts not exceeding the scheduled amounts (less any required amortization according to the terms thereof), on substantially the same terms and otherwise in compliance with this Agreement;

                  (d) Debt required to be repaid under Section 6.10 hereof and covered by a cash escrow arrangement established thereunder, pending the payment and discharge in full of such Debt and letters of credit disclosed in Schedule 9.1(b) hereto and covered by a Letter of Credit issued hereunder;

                  (e) Debt in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with Section 8.14;

                  (f) current unsecured trade, utility or nonextraordinary accounts payable (including without limitation, short term Debt owed to vendors), and payment or performance bonds, in each case arising in the ordinary course of Company's or such Subsidiary's businesses;

                  (g) loans to officers and employees permitted under section 9.8(c) hereof;

                  (h) Permitted Subordinated Debt;

                                                                EXHIBIT 10.1

                  (i) Indebtedness under any Interest Rate Protection
         Agreements;

                  (j) Intercompany Loans from the Company to 100% Subsidiaries, but only to the extent permitted under the other applicable terms and limitations of this Agreement, including but not limited to Section 9.8 hereof;

                  (k) Non-current liabilities for post-employment health care and other insurance benefits;

                  (l) Intercompany Loans from Aqua-Chem International, Inc. to the Company but only to the extent permitted under the applicable terms and limitations of this Agreement, including but not limited to Section
         9.8 hereof;

                  (m) Debt assumed pursuant to a Permitted Acquisition, provided that such Debt was not entered into, extended or renewed in contemplation of such acquisition (including Debt secured by Liens permitted by 9.2(c)), provided that the aggregate amount of all such Debt at any time outstanding (excluding trade payables and other liabilities which do not constitute Debt for money borrowed incurred in the ordinary course of business) shall not exceed five percent (5%) of Adjusted Consolidated Tangible Net Worth as of the Applicable Evaluation Date;

                  (n) Unsecured overdraft line of credit or similar credit arrangement maintained by any Foreign Subsidiary in the ordinary course of business with a bank or other financial institution in a foreign country, in an amount not to exceed $500,000 for each such Subsidiary; and

                  (o) additional unsecured Debt not exceeding $5,000,000 in aggregate principal amount at any one time outstanding.

         9.2 Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

                  (a) Permitted Liens;

                  (b) Liens securing Debt permitted by Section 9.1(c) incurred to finance the acquisition of fixed or capital assets, provided that
         (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and
         (iv) the principal amount of Debt secured by any such Lien shall at no time exceed 100% of the original purchase price of such property;

                                                                EXHIBIT 10.1

                  (c) any Lien securing indebtedness assumed pursuant to a Permitted Acquisition, provided that such Lien is limited to the property so acquired, and was not entered into, extended or renewed in contemplation of such acquisition;

                  (d) Liens in favor of Agent, as security for the Indebtedness;

                  (e) attachments, judgments and other similar Liens, for sums not exceeding, in the aggregate, $1,000,000 (excluding any portion thereof which is covered by adequate insurance with a reputable carrier and which insurer has accepted a tender of defense and indemnification without reservation of rights) arising in connection with court proceedings, provided that the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings);

                  (f) Liens securing Interest Rate Protection Agreements permitted under Section 9.1(i); and

                  (g) other Liens, existing on the Effective Date, set forth on
         Schedule 9.2.

         9.3 Limitation on Guarantee Obligations. Create, incur, assume or suffer to exist any Guarantee Obligation (i) except pursuant to the Loan Documents, (ii) Guarantee Obligations in connection with payment or performance bonds permitted under Section 9.1(f) hereof and (iii) guaranties made in the ordinary course of its business by the Company or any of its Subsidiaries of obligations of any of the Company's Subsidiaries, which obligations are otherwise permitted under this Agreement.

         9.4 Acquisitions. Other than Permitted Acquisitions, purchase or otherwise acquire or become obligated for the purchase of all or substantially all or any material portion of the assets or business interests of any Person, firm or corporation, or any shares of stock (or other ownership interests) of any corporation, trusteeship or association, or any business or going concern, or in any other manner effectuate or attempt to effectuate an expansion of present business by acquisition.

         9.5 Limitation on Fundamental Changes and Sale of Assets. Make any material change in its capital structure or enter into any merger or consolidation or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, except:

                  (a) inventory leased or sold in the ordinary course of business or obsolete or worn out property, property no longer useful in the conduct of Company's or any Subsidiary's business or property from closed offices, in each case disposed of in the ordinary course of business;

                  (b) the restructuring of the Company as a limited liability company so long as (i) the Company gives the Agent 45 days prior written notice of such restructuring, (ii) the

                                                                EXHIBIT 10.1

         surviving entity ("New Company") is a limited liability company specially created for this restructuring, (iii) New Company assumes in writing all of the obligations of the Company pursuant to this Agreement on terms and conditions satisfactory to the Agent and the Majority Banks and (iv) New Company delivers to the Agent such authority documents, opinions of counsel and documents evidencing the merger, together with financing statements, replacement notes and such other documents as shall be required by the Agent and the Majority Banks in connection therewith;

                  (c) so long as no Default or Event of Default has occurred and is continuing, any Subsidiary may be merged or consolidated with or into the Company (so long as Company shall be the continuing or surviving corporation); any Domestic Subsidiary may be merged or consolidated with or into any wholly owned Domestic Subsidiary (so long as such wholly owned Domestic Subsidiary shall be the continuing or surviving corporation); and any Foreign Subsidiary may be merged or consolidated with or into any wholly owned Domestic Subsidiary or into any wholly owned Foreign Subsidiary so long as such wholly owned Domestic Subsidiary or such wholly owned Foreign Subsidiary shall be the continuing or surviving corporation);

                  (d) merger of any Person into the Company or any Wholly-Owned Subsidiary which otherwise satisfies the requirements for a "Permitted Acquisition";

                  (e) (i) the sale, assignment, transfer, lease, conveyance or other disposition of certain assets located in Lebanon, Pennsylvania, Greenville, Mississippi, the research and development facility in Milwaukee, Wisconsin; (ii) the Company's limited partnership interest in the partnership which owns the office building that houses the Company's Milwaukee offices; (iii) Asset Sales in which the sales price is at least the fair market value of the assets sold (and at least 75% thereof is payable in cash on the consummation of such sale) and the aggregate value of the assets covered by such Asset Sales in any fiscal year, determined on the basis of the net book value thereof, is less than two and one-half percent (2 1/2%) of Adjusted Consolidated Tangible Net Worth as of the Applicable Evaluation Date, and (iv) other Asset Sales approved by the Banks; and

                  (f) the discounting of Accounts owing by Account Debtors located outside the United States or incorporated in or primarily conducting business in any jurisdiction outside the United States; provided, however, that (i) each such discounting transaction shall be at a discount rate no greater than the lesser of (x) the applicable Eurocurrency-based Rate (such rate to be determined by calculating the Eurocurrency-based Rate for an Interest Period equal to the number of months before such Account is due) plus 3% and (y) an annualized discount rate of 9%, without recourse and otherwise on normal and customary terms and conditions for the discounting of foreign trade receivables, as determined in the reasonable discretion of the Company, and (ii) on the date of the consummation of each such discounting transaction, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

                                                                EXHIBIT 10.1

         9.6 Restricted Payments. Declare or make, or permit any Subsidiary to, declare or make any distributions, dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities (collectively, "Distributions") on account of any membership interests or any shares of any class of its capital stock, as applicable, or purchase, redeem or otherwise acquire for value any membership interests or any shares of its capital stock, as applicable, or any warrants, rights or options to acquire such shares or membership interests, now or hereafter outstanding; except:

                  (a) Company's Subsidiaries may make Distributions to Company;

                  (b) in the event the Company converts to a limited liability company pursuant to Section 9.5 hereof, Company may declare and make Distributions which do not exceed the tax liability of the Company's members attributable to income of the Company (assuming the highest marginal federal tax rate applicable to any member), as and to the extent such liability is incurred, so long as the Company is a limited liability company and has elected, for purposes of the Internal Revenue Code, to be treated as a partnership;

                  (c) so long as no Default or Event of Default has occurred and is continuing or would occur after giving effect thereto, purchases of stock of former officers or employees of the Company;

                  (d) any indirect Foreign Subsidiary may make Distributions to its shareholders (including any third party shareholders); provided however that, both before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and such Distributions are declared and paid on substantially the same terms and conditions and on a corresponding basis for all shareholders (except that the dates of payment of such Distributions by such Foreign Subsidiary may be adjusted for the respective accounting fiscal years of its shareholders), and payment of all such Distributions to all shareholders is made within a period of four months from the payment of the first such Distribution to any shareholder; and

                  (e) so long as no Default or Event of Default has occurred and is continuing, Company may redeem shares of its Series A Preferred Stock and make distributions thereon as provided in the Restated Articles.

         9.7 Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any expenditure in respect of the purchase or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations) except for:

                  (a) Permitted Acquisitions permitted by Section 9.4, to the extent assets are acquired which constitute Capital Expenditures; and

                                                                EXHIBIT 10.1

                  (b) expenditures in the ordinary course of business not exceeding, in the aggregate for the Company during any fiscal year, an amount equal to the CapEx Limit, determined on a non-cumulative basis in accordance with GAAP; except that the unused amount of the CapEx Limit in any fiscal year may be carried over and used in the next succeeding fiscal year, provided that there shall be no carry over of such unused amount in any subsequent year and provided further that for purposes of calculating the amount which may be carried over, all Capital Expenditures for a fiscal year shall be first applied to the CapEx Limit for such year.

         9.8 Limitation on Investments, Loans and Advances. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities, of or any assets constituting a business unit of, or make any other investment in, any Person, except:

                  (a) Permitted Investments;

                  (b) extensions of trade credit in the ordinary course of business;

                  (c) loans and advances to officers and employees of the Company or any Subsidiary in the ordinary course of business in an aggregate amount, not to exceed $1,000,000 at any one time outstanding; and

                  (d) Intercompany Loans, Advances or Investments to Company's Domestic Significant Subsidiaries;

                  (e) Intercompany Loans, Advances, or Investments to Company's Foreign Subsidiaries without regard to any repayment of such loans, advances, or investments (other than the repayment or recovery of capital or principal), in an aggregate amount at any time outstanding not to exceed (absent the consent of the Majority Banks), 20% of the Base Tangible Net Worth;

                  (f) loans, advances or investments (without regard to any repayment of such loans, advances or investments, other than the repayment of capital or principal) to any Joint Venture or Subsidiary which does not constitute a 100% Subsidiary, including without limitation (i) loans, advances or investments permitted under any other provision of this Agreement and (ii) guaranties by the Company or any Subsidiary (valued on the basis of the aggregate amount of such indebtedness covered by a guaranty) of third-party indebtedness of any such Joint Venture or non-100% Subsidiary, in an aggregate amount, for all such loans, advances and investments under this subsection (f), at any time not to exceed ten percent (10%) of Base Tangible Net Worth;

                  (g) purchases of Equity Interests permitted by Section 9.6 (b) hereof;

                  (h) Intercompany Loans permitted by Section 9.1(j) or (l) hereof; and

                                                                EXHIBIT 10.1

                  (i) Permitted Acquisitions permitted pursuant to Section 9.4 and promissory notes or other instruments received from third parties in connection with Asset Sales permitted under Section 9.5(e)(iii) hereof.

In valuing any Investments for the purpose of applying the limitations set forth in this Section 9.8 (except as otherwise expressly provided herein), such Investment shall be taken at the original cost thereof, without allowance for any subsequent write-offs or appreciation or depreciation, but less any amount repaid or recovered on account of capital or principal.

         9.9 Transactions with Affiliates. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company or any Subsidiary unless such transaction is in the ordinary course of the Company's or such Subsidiary's business and is upon fair and reasonable terms no less favorable to the Company or such Subsidiary than it would obtain in a comparable arms length transaction with a Person not a Subsidiary and is not otherwise prohibited by this Agreement.

         9.10 Sale and Leaseback. Except as permitted by Section 9.1(c), enter into any arrangement with any Person providing for the leasing by the Company or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Company or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or such Subsidiary, as the case may be.

         9.11 Limitation on Negative Pledge Clauses. Except for any agreements, documents or instruments pursuant to which Liens not prohibited by the terms of this Agreement are created, entered into, or allow to exist, enter into any agreement, document or instrument which would restrict or prevent Company and its Subsidiaries from granting Agent on behalf of Banks liens upon, security interests in and pledges of their respective assets which are senior in priority to all other Liens.

         9.12 Prepayment of Debts. Prepay, purchase, redeem or defease any Debt for money borrowed (including Permitted Subordinated Debt) or any capital leases excluding, subject to the terms hereof, the Indebtedness except:

                  (a) the defeasance, redemption, repurchase or prepayment of any Permitted Subordinated Debt (other than the Subordinated Notes) with the cash proceeds of new Permitted Subordinated Debt;

                  (b) where the consideration therefore consists of, or is derived solely from, the sale of common stock of the Company or its Subsidiaries;

provided, however, that the prepayment, purchase, redemption or defeasance described above shall not be permitted if either a Default or Event of Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom.

                                                                EXHIBIT 10.1

         9.13 Subordinated Obligations and Subordinated Debt. (a) Other than as permitted by Section 6(a) of the Subordination Agreement, amend or modify any document evidencing any Subordinated Obligations (as such terms is defined in the Subordination Agreement) Debt or make any payment with respect to the Subordinated Obligations; and (b) amend or modify any document evidencing any Subordinated Debt or make any payment with respect to the Subordinated Debt except for regularly scheduled payments of principal and interest, subject to the blockage provisions contained in the Subordinated Debt Documents.

         9.14 Modification of Certain Agreements. Make, permit or consent to any amendment or other modification to the constitutional documents of Company, the Parent Operating Agreement or the Initial Acquisition Documents or the National Dynamics Acquisition Documents, except to the extent that any such amendment (i) does not violate the terms and conditions of this Agreement or any of the other Loan Documents, (ii) does not adversely affect the interest of the Banks as creditor under this Agreement, the other Loan Documents or any other document or instrument in any respect and (iii) could not reasonably be expected to have a material adverse effect upon Company and its Subsidiaries, taken as a whole or Parent, as the case may be.

         9.15 Management Fees. Pay or otherwise advance, directly or indirectly, to any Affiliate in respect of any fiscal year, any management, consulting or other fee, except for an annual management fee to Equity Partners in the amount of $75,000 (the "Management Fee") payable (i) $50,000 in cash per year and (ii) $25,000 per year to accrue to the account of Equity Partners until the irrevocable payment and discharge in full of all Indebtedness. On or before the date of payment of the portion of the Management Fee under clause (i) above, the Company shall have delivered the annual financial statements required under
Section 8.1(a) for the applicable fiscal year. Notwithstanding the foregoing, however, no such Management Fee shall be paid or otherwise advanced so long as any Default or Event of Default has occurred and is continuing. In the event any installment of the Management Fee in clause (i) for any period otherwise payable in compliance with this Section is not paid because of the occurrence of a Default or Event of Default, and such Default or Event of Default is subsequently cured (or waived by the requisite Banks) in compliance with this Agreement, Company may pay such installment upon not less than thirty (30) days prior written notice to Agent of its intent to make such payment, provided that no new Default or Event of Default has occurred and is continuing.

10.      DEFAULTS

         10.1 Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

                  (a) non-payment when due of (i) the principal or interest under any of the Notes issued hereunder in accordance with the terms thereof, (ii) any Reimbursement Obligation, or (iii) any Fees, and in the case of interest payments and Fees, continuance thereof for three
         (3) Business Days;

                  (b) non-payment of any money by Company under this Agreement or by Company or any Subsidiary under any of the Loan Documents to which it is a party, other

                                                                EXHIBIT 10.1

         than as set forth in subsection (a), above within five Business Days after notice from Agent that the same is due and payable;

                  (c) default in the observance or performance of any of the conditions, covenants or agreements of Company set forth in Sections 2.7, 3.6, 8.1, 8.2, 8.4(a), 8.6, 8.7, 8.9 through 8.13, 8.19, 8.21,
         8.22, or 9 (in its entirety);

                  (d) default in the observance or performance of any of the other conditions, covenants or agreements set forth in this Agreement by Company and continuance thereof for a period of thirty (30) consecutive days;

                  (e) any representation or warranty made by Company or any Subsidiary herein or in any instrument submitted pursuant hereto or by any other party to the Loan Documents proves untrue or misleading in any material adverse respect when made;

                  (f) default in the observance or performance of or failure to comply with any of the conditions, covenants or agreements of Company or any Subsidiary set forth in any of the other Loan Documents, and the continuance thereof beyond any period of grace or cure specified in any such document;

                  (g) (X) default (i) in the payment of any indebtedness for borrowed money (other than Indebtedness hereunder or under the Subordinated Debt Documents) of Company or any Subsidiary in excess of One Million Dollars ($1,000,000) in the aggregate when due (whether by acceleration or otherwise) and continuance thereof beyond any applicable period of cure or (ii) failure to comply with the terms of any other obligation of Company or any Subsidiary with respect to any indebtedness for borrowed money (other than Indebtedness hereunder or under the Subordinated Debt Documents) in excess of One Million Dollars ($1,000,000) in the aggregate, which with the giving of notice or passage of time or both would permit the holder or holders thereto to accelerate such other indebtedness for borrowed money or terminate its commitment thereunder, as applicable; or (Y) default by Company under the Subordinated Debt Documents beyond any applicable period of grace or cure.

                  (h) the rendering of any judgment(s) for the payment of money in excess of the sum of One Million Dollars ($1,000,000) individually or in the aggregate against Company or any Subsidiary, and such judgments shall remain unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of forty five (45) consecutive days, except as covered by adequate insurance with a reputable carrier and an action is pending in which an active defense is being made with respect thereto;

                  (i) the occurrence of a "reportable event", as defined in ERISA, which is determined to constitute grounds for termination by the Pension Benefit Guaranty Corporation of any Pension Plan subject to Title IV of ERISA maintained or contributed to by or on behalf of the Company or any of its Subsidiaries for the benefit of any of its

                                                                EXHIBIT 10.1

         employees or for the appointment by the appropriate United States District Court of a trustee to administer such Pension Plan and such reportable event is not corrected and such determination is not revoked within sixty (60) days after notice thereof has been given to the plan administrator of such Pension Plan (without limiting any of Agent's or any Bank's other rights or remedies hereunder), or the institution of proceedings by the Pension Benefit Guaranty Corporation to terminate any such Pension Plan or to appoint a trustee by the appropriate United States District Court to administer any such Pension Plan, which in either case could reasonably be expected to have a Material Adverse Effect;

                  (j) the Company or any Subsidiary shall be dissolved or liquidated (or any judgment, order or decree therefor shall be entered) or; if a creditors' committee shall have been appointed for the business of Company or any Subsidiary; or if Company or any Subsidiary shall have made a general assignment for the benefit of creditors or shall have been adjudicated bankrupt, or shall have filed a voluntary petition in bankruptcy or for reorganization or to effect a plan or arrangement with creditors or shall fail to pay its debts generally as such debts become due in the ordinary course of business (except as contested in good faith and for which adequate reserves are made in such party's financial statements); or shall file an answer to a creditor's petition or other petition filed against it, admitting the material allegations thereof for an adjudication in bankruptcy or for reorganization; or shall have applied for or permitted the appointment of a receiver or trustee or custodian for any of its property or assets; or such receiver, trustee or custodian shall have been appointed for any of its property or assets (otherwise than upon application or consent of Company or any of its Subsidiaries); or if an order shall be entered approving any petition for reorganization of Company or any Subsidiary; or the Company or any Subsidiary shall take any action (corporate or other) authorizing or in furtherance any of the actions described above in this subsection;

                  (k) the Parent shall fail to own 100% of the issued and outstanding shares of stock of the Company (other than preferred stock owned by Lyonnaise and Gestra) or a "Change in Control" under and as defined in the Subordinated Debt Documents shall have occurred;

                  (l) (i) Jeffrey A. Miller (or trusts, limited liability companies or partnerships established for his benefit or the benefit of his family members in which he is trustee, manager or managing general partner) and Equity Partners shall fail to hold at least fifty one percent (51%) of the aggregate ownership interests in the Parent, and
         (ii) Equity Partners shall fail to hold at least thirty three and one-third percent (33 1/3%) of the aggregate ownership interests in the Parent; and

                  (m) any provision of any Collateral Document shall at any time for any reason cease to be valid, binding and enforceable against the Parent, the Company or any of its Subsidiaries, as applicable, or the validity, binding effect or enforceability thereof shall be contested by any Person, or the Parent, the Company or any of its Subsidiaries shall deny that it has any or further liability or obligation under any Collateral Document, or any such

                                                                EXHIBIT 10.1

         Loan Document shall be terminated, invalidated, revoked or set aside or in any way cease to give or provide to the Banks and the Agent the benefits purported to be created thereby.

         10.2 Exercise of Remedies. If an Event of Default has occurred and is continuing hereunder: (a) the Agent shall, upon being directed to do so by the Majority Banks, declare the Revolving Credit Aggregate Commitment terminated;
(b) the Agent shall, upon being directed to do so by the Majority Banks, declare the entire unpaid principal Indebtedness, including the Notes, immediately due and payable, without presentment, notice or demand, all of which are hereby expressly waived by Company; (c) upon the occurrence of any Event of Default specified in subsection 10.1(j), above, and notwithstanding the lack of any declaration by Agent under preceding clause (b), the entire unpaid principal Indebtedness, including the Notes, shall become automatically and immediately due and payable, and the Revolving Credit Aggregate Commitment shall be automatically and immediately terminated; (d) the Agent shall, upon being directed to do so by the Majority Banks, demand immediate delivery of cash collateral, and the Company and each Account Party agrees to deliver such cash collateral upon demand, in an amount equal to the maximum amount that may be available to be drawn at any time prior to the stated expiry of all outstanding Letters of Credit, and (e) the Agent shall, if directed to do so by the Majority Banks or the Banks, as applicable (subject to the terms hereof), exercise any remedy permitted by this Agreement, the other Loan Documents or law.

         10.3 Rights Cumulative. No delay or failure of Agent and/or Banks in exercising any right, power or privilege hereunder shall affect such right, power or privilege, nor shall any single or partial exercise thereof preclude any further exercise thereof, or the exercise of any other power, right or privilege. The rights of Agent and Banks under this Agreement are cumulative and not exclusive of any right or remedies which Banks would otherwise have.

         10.4 Waiver by Company of Certain Laws. To the extent permitted by applicable law, Company hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist, which, but for this provision, might be applicable to any sale made under the judgment, order or decree of any court, on any claim for interest on the Notes, or any security interest or mortgage contemplated by or granted under or in connection with this Agreement. These waivers have been voluntarily given, with full knowledge of the consequences thereof.

         10.5 Waiver of Defaults. No Event of Default shall be waived by the Banks except in a writing signed by an officer of the Agent in accordance with
Section 14.11 hereof. No single or partial exercise of any right, power or privilege hereunder, nor any delay in the exercise thereof, shall preclude other or further exercise of their rights by Agent or the Banks. No waiver of any Event of Default shall extend to any other or further Event of Default. No forbearance on the part of the Agent or the Banks in enforcing any of their rights shall constitute a waiver of any of their rights. Company expressly agrees that this Section may not be waived or modified by the Banks or Agent by course of performance, estoppel or otherwise.

                                                                EXHIBIT 10.1
      10.6  Set Off.

      Upon the occurrence and during the continuance of any Event of Default, each Bank may at any time and from time to time, without notice to the Company but subject to the provisions of Section 11.3 hereof, (any requirement for such notice being expressly waived by the Company) set off and apply against any and all of the obligations of the Company now or hereafter existing under this Agreement, whether owing to such Bank or any other Bank or the Agent, any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company and any property of the Company from time to time in possession of such Bank, irrespective of whether or not such deposits held or indebtedness owing by such Bank may be contingent and unmatured and regardless of whether any Collateral then held by Agent or any Bank is adequate to cover the Indebtedness. Promptly following any such setoff, such Bank shall give written notice to Agent and to Company of the occurrence thereof. The Company hereby grants to the Banks and the Agent a lien on and security interest in all such deposits, indebtedness and property as collateral security for the payment and performance of all of the obligations of the Company under this Agreement. The rights of each Bank under this Section 10.6 are in addition to the other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

11.   PAYMENTS, RECOVERIES AND COLLECTIONS

      11.1  Payment Procedure.

            (a) All payments by Company of principal of, or interest on, the Notes, or of Fees, shall be made without setoff or counterclaim on the date specified for payment under this Agreement not later than 12:00 noon (Detroit time) in immediately available funds to Agent, for the ratable account of the Banks, at Agent's office located at One Detroit Center, Detroit, Michigan 48226-3289, (care of Agent's Eurocurrency Lending Office, for Eurocurrency-based Advances). Upon receipt by the Agent of each such payment, the Agent shall make prompt payment in like funds received to each Bank as appropriate, or, in respect of Eurocurrency-based Advances, to such Bank's Eurocurrency Lending Office.

            (b) Unless the Agent shall have been notified by Company prior to the date on which any payment to be made by Company is due that Company does not intend to remit such payment, the Agent may, in its sole discretion and without obligation to do so, assume that the Company has remitted such payment when so due and the Agent may, in reliance upon such assumption, make available to each Bank on such payment date an amount equal to such Bank's share of such assumed payment. If Company has not in fact remitted such payment to the Agent each Bank shall forthwith on demand repay to the Agent the amount of such assumed payment made available or transferred to such Bank, together with the interest thereon, in respect of each day from and including the date such amount was made available by the Agent to such Bank to the date such amount is repaid to the Agent at a rate per annum equal to (i) for Prime-based Advances, the Federal Funds Effective Rate (daily average), as the same may vary from time to time, and (ii) with respect to Eurocurrency-

                                                                EXHIBIT 10.1


      based Advances, Agent's aggregate marginal cost (including the cost of maintaining any required reserves or deposit insurance and of any fees, penalties, overdraft charges or other costs or expenses incurred by Agent) of carrying such amount.

            (c) Subject to the definition of Interest Period, whenever any payment to be made hereunder shall otherwise be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest, if any, in connection with such payment.

            (d) All payments to be made by the Company under this Agreement or any of the Notes (including without limitation payments under the Swing Line Note) shall be made without set-off or counterclaim, as aforesaid, and without deduction for or on account of any present or future withholding or other taxes of any nature imposed by any governmental authority or of any political subdivision thereof or any federation or organization of which such governmental authority may at the time of payment be a member, unless Company is compelled by law to make payment subject to such tax. In such event, Company shall:

                  (i) pay to the Agent for Agent's own account and/or, as the case may be, for the account of the Banks (and, in the case of Advances of the Swing Line, pay to the Swing Line Bank which funded such Advances) such additional amounts as may be necessary to ensure that the Agent and/or such Bank or Banks receive a net amount equal to the full amount which would have been receivable had payment not been made subject to such tax; and

                  (ii) remit such tax to the relevant taxing authorities according to applicable law, and send to the Agent or the applicable Bank (including the Swing Line Bank) or Banks, as the case may be, such certificates or certified copy receipts as the Agent or such Bank or Banks shall reasonably require as proof of the payment by the Company, of any such taxes payable by the Company.

     As used herein, the terms "tax", "taxes" and "taxation" include all existing or future income, stamp or other taxes (excluding, in the case of the Agent and each Bank, net income and franchise taxes imposed on the Agent or such Bank by the jurisdiction under the laws of which the Agent or such Bank is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which such Bank's domestic lending office or Eurocurrency Lending Office, as the case may be, is located or any political subdivision or taxing authority thereof or therein) levies, imposts, duties, charges, fees, deductions and withholdings and any restrictions or conditions resulting in a charge together with interest thereon and fines and penalties with respect thereto which may be imposed by reason of any violation or default with respect to the law regarding such tax, assessed as a result of or in connection with the transactions hereunder, or the payment and or receipt of funds hereunder, or the payment or delivery of funds into or out of any jurisdiction other than the United States (whether assessed against Company, Agent or any of the Banks).

                                                                EXHIBIT 10.1


      11.2 Application of Proceeds of Collateral. Notwithstanding anything to the contrary in this Agreement, after an Event of Default, the proceeds of any Collateral, together with any offsets, voluntary payments by Company or any Subsidiary or others and any other sums received or collected in respect of the Indebtedness, shall be applied, first, to the Notes and any Reimbursement Obligations on a pro rata basis (or in such order and manner as determined by the Majority Banks; subject, however, to the applicable Percentages of the loans held by each of the Banks), next, to any other Indebtedness on a pro rata basis, and then, if there is any excess, to Company or the applicable Subsidiary, as the case may be. The application of such proceeds and other sums to the Notes and the Reimbursement Obligations shall be based on each Bank's Percentage of the aggregate of the loans.

      11.3 Pro-rata Recovery. If any Bank shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset or otherwise) on account of principal of, or interest on, any of the Indebtedness in excess of its pro rata share of payments then or thereafter obtained by all Banks upon principal of and interest on all Indebtedness, such Bank shall purchase from the other Banks such participations in the Notes and/or Reimbursement Obligation held by them as shall be necessary to cause such purchasing Bank to share the excess payment or other recovery ratably in accordance with the Percentage with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing holder, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest.

12.   CHANGES IN LAW OR CIRCUMSTANCES; INCREASED COSTS

      12.1 Reimbursement of Prepayment Costs. If Company makes any payment of principal with respect to any Eurocurrency-based Advance or Quoted Rate
Advance on any day other than the last day of the Interest Period applicable thereto (whether voluntarily, by acceleration, or otherwise), or if Company fails to borrow any Eurocurrency-based Advance or Quoted Rate Advance after notice has been given by Company to Agent in accordance with the terms hereof requesting such Advance, or if Company fails to make any payment of principal or interest in respect of a Eurocurrency-based Advance or Quoted Rate Advance when due, then Company shall reimburse Agent and Banks, as the case may be on demand for any resulting loss, cost or expense incurred by Agent and Banks, as the case may be as a result thereof, including, without limitation, any such loss, cost or expense incurred in obtaining, liquidating, employing or redeploying deposits from third parties, whether or not Agent and Banks, as the case may be shall have funded or committed to fund such Advance. Such amount payable by Company to Agent and Banks, as the case may be may include, without limitation, an amount equal to the excess, if any, of (a) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, refunded or converted, for the period from the date of such prepayment or of such failure to borrow, refund or convert, through the last day of the relevant Interest Period, at the applicable rate of interest for said Advance(s) provided under this Agreement, over (b) the amount of interest (as reasonably determined by Agent and Banks, as the case may be) which would have accrued to Agent and Banks, as the case may be on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. Calculation of any amounts payable

                                                                EXHIBIT 10.1


to any Bank under this paragraph shall be made as though such Bank shall have actually funded or committed to fund the relevant Advance through the purchase of an underlying deposit in an amount equal to the amount of such Advance and having a maturity comparable to the relevant Interest Period; provided, however, that any Bank may fund any Eurocurrency-based Advance or Quoted Rate Advance, as the case may be in any manner it deems fit and the foregoing assumptions shall be utilized only for the purpose of the calculation of amounts payable under this paragraph. Upon the written request of Company, Agent and Banks shall deliver to Company a certificate setting forth the basis for determining such losses, costs and expenses, which certificate shall be conclusively presumed correct, absent manifest error.

      12.2 Agent's Eurocurrency Lending Office. For any Advance to which the Eurocurrency-based Rate is applicable, if Agent shall designate a Eurocurrency Lending Office which maintains books separate from those of the rest of Agent, Agent shall have the option of maintaining and carrying the relevant Advance on the books of such Eurocurrency Lending Office.

      12.3 Circumstances Affecting Eurocurrency-based Rate Availability. If with respect to any Interest Period, Agent or the Banks (after consultation with Agent) shall determine that, by reason of circumstances affecting the interbank markets generally, deposits in eurodollars in the applicable amounts are not being offered to the Agent for such Interest Period, then Agent shall forthwith give notice thereof to the Company. Thereafter, until Agent notifies Company that such circumstances no longer exist, the obligation of the Banks to make Eurocurrency-based Advances, and the right of Company to convert an Advance to or refund an Advance as a Eurocurrency-based Advance shall be suspended, and the Company shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such Eurocurrency-based Advance covered hereby together with accrued interest thereon, any amounts payable (but not yet paid) under
Section 12.1, hereof, and all other amounts payable hereunder on the last day of the then current Interest Period applicable to such Advance. Upon the date for repayment as aforesaid and unless Company notifies Agent to the contrary within two (2) Business Days after receiving a notice from Agent pursuant to this Section, such outstanding principal amount shall be converted to a Prime-based Advance as of the last day of such Interest Period.

      12.4 Laws Affecting Eurocurrency-based Advance Availability. In the event that any applicable law, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not currently applicable to any Bank or the Agent or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by the Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) with any request or directive (whether or not having the force of law) of any such authority, shall make it unlawful or impossible for any of the Banks (or any of their respective Eurocurrency Lending Offices) to honor its obligations hereunder to make or maintain any Advance with interest at the Eurocurrency-based Rate, such Bank or the Agent shall forthwith give notice thereof to Company and the Agent. Thereafter the Agent shall so notify Company and the right of Company to convert an Advance or refund an Advance as a Eurocurrency-based Advance, shall be suspended and thereafter Company may select as Applicable Interest Rates only those which remain available and which are permitted to be selected hereunder, and if any of the Banks may not lawfully continue

                                                                EXHIBIT 10.1


to maintain an Advance to the end of the then current Interest Period applicable thereto as a Eurocurrency-based Advance, Company shall immediately prepay such Advance, together with interest to the date of payment, and any amounts payable under Sections 12.1 or 12.6 with respect to such prepayment and the applicable Advance shall immediately be converted to a Prime-based Advance and the Prime-based Rate shall be applicable thereto.

      12.5 Increased Cost of Eurocurrency-based Advances. In the event that any change in applicable law, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not currently applicable to any Bank or the Agent or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) with any request or directive (whether or not having the force of law) made by any such authority, central bank or comparable agency after the date hereof:

            (a) shall subject the Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) to any tax, duty or other charge with respect to any Advance or any Note or shall change the basis of taxation of payments to the Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) of the principal of or interest on any Advance or any Note or any other amounts due under this Agreement in respect thereof (except for changes in the rate of tax on the overall net income or revenues of the Agent or of any of the Banks (or any of their respective Eurocurrency Lending Offices) imposed by the United States of America or the jurisdiction in which such Bank's principal executive office is located); or

            (b) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by the Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) or shall impose on the Agent or any of the Banks (or any of their respective Eurocurrency Lending Offices) or the interbank markets any other condition affecting any Advance or any of the Notes;

and the result of any of the foregoing is to increase the costs to the Agent or any of the Banks of making, funding or maintaining any part of the Indebtedness hereunder as a Eurocurrency-based Advance or to reduce the amount of any sum received or receivable by the Agent or any of the Banks under this Agreement or under the Notes in respect of a Eurocurrency-based Advance then Agent or such Bank, as the case may be, shall promptly notify the Company of such fact and demand compensation therefor and, within fifteen (15) days after such notice, Company agrees to pay to Agent or such Bank such additional amount or amounts as will compensate Agent or such Bank or Banks for such increased cost or reduction. A certificate of Agent or such Bank setting forth the basis for determining such additional amount or amounts necessary to compensate such Bank or Banks shall accompany such demand for payment and shall be conclusively presumed to be correct save for manifest error.

                                                                EXHIBIT 10.1


      For purposes of this Section, a change in law, rule, regulation, interpretation, administration, request or directive shall include, without limitation, any change made or which becomes effective on the basis of a law, rule, regulation, interpretation, administration, request or directive presently in force, the effective date of which change is delayed by the terms of such law, rule, regulation, interpretation, administration, request or directive.

      12.6 Indemnity. The Company will indemnify Agent and each of the Banks against any loss or expense which may arise or be attributable to the Agent's and each Bank's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain the Advances (a) as a consequence of any failure by the Company to make any payment when due of any amount due hereunder in connection with a Eurocurrency-based Advance, (b) due to any failure of the Company to borrow on a date specified therefor in a Request for Revolving Credit Advance or (c) due to any payment or prepayment of any Eurocurrency-based Advance on a date other than the last day of the Interest Period for such Advance, whether required by another provision of this Agreement or otherwise. The Agent's and each Bank's (as applicable) calculations of any such loss or expense shall be furnished to the Company and shall be conclusively presumed correct, absent manifest error.

      12.7 Other Increased Costs. In the event that after the date hereof the adoption of or any change in any applicable law, treaty, rule or regulation (whether domestic or foreign) now or hereafter in effect and whether or not presently applicable to any Bank or Agent, or any interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Bank or Agent with any guideline, request or directive of any such authority (whether or not having the force of law), including any risk based capital guidelines, affects or would affect the amount of capital required or expected to be maintained by such Bank or Agent (or any corporation controlling such Bank or Agent) and such Bank or Agent, as the case may be, determines that the amount of such capital is increased by or based upon the existence of such Bank's or Agent's obligations or Advances hereunder and such increase has the effect of reducing the rate of return on such Bank's or Agent's (or such controlling corporation's) capital as a consequence of such obligations or Advances hereunder to a level below that which such Bank or Agent (or such controlling corporation) could have achieved but for such circumstances (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank or Agent to be material (collectively, "Increased Costs"), then Agent or such Bank shall notify the Company, and thereafter the Company shall pay to such Bank or Agent, as the case may be, from time to time, upon request by such Bank or Agent, additional amounts sufficient to compensate such Bank or Agent (or such controlling corporation) for any increase in the amount of capital and reduced rate of return which such Bank or Agent reasonably determines to be allocable to the existence of such Bank's or Agent's obligations or Advances hereunder; provided, however that the Company shall not be obligated to reimburse any Bank for any Increased Costs pursuant to this Section 12.7 unless such Bank notifies Company and the Agent within 180 days after such affected Bank has obtained actual knowledge of such Increased Costs (but in any event within 365 days after such affected Bank is required to comply with the applicable change in law). A statement as to the amount of such compensation, prepared in good faith and in reasonable detail by such Bank or Agent, as the case may be, shall be submitted by such Bank or by Agent to the

                                                                EXHIBIT 10.1


Company, reasonably promptly after becoming aware of any event described in this Section 12.7 and shall be conclusive, absent manifest error in computation.

      12.8 Substitution of Banks. If (i) the obligation of any Bank to make Eurocurrency-based Advances has been suspended pursuant to Section 12.3 or
Section 12.4 or (ii) any Bank has demanded compensation under Section 12.5 (in each case, an "Affected Lender"), Company shall have the right, with the assistance of the Agent, to seek a substitute lender or lenders (which may be one or more of the Banks (the "Purchasing Lender" or "Purchasing Lenders") to purchase the Notes and assume the commitment (including without limitation its participations in Swing Line Advances and Letters of Credit) under this Agreement of such Affected Lender. The Affected Lender shall be obligated to sell its Notes and assign its commitment to such Purchasing Lender or Purchasing Lenders within fifteen days after receiving notice from Company requiring it to do so, at an aggregate price equal to the outstanding principal amount thereof plus unpaid interest accrued thereon up to but excluding the date of the sale. In connection with any such sale, and as a condition thereof, Company shall pay to the Affected Lender all fees accrued for its account hereunder to but excluding the date of such sale, plus, if demanded by the Affected Lender at least two Business Days prior to such sale, (i) the amount of any compensation which would be due to the Affected Lender under Section 12.1 if Company has prepaid the outstanding Eurocurrency-based Advances of the Affected Lender on the date of such sale and (ii) any additional compensation accrued for its account under Section 12.5 to but excluding said date. Upon such sale, the Purchasing Lender or Purchasing Lenders shall assume the Affected Lender's commitment and the Affected Lender shall be released from its obligations hereunder to a corresponding extent. If any Purchasing Lender is not already one of the Banks, the Affected Lender, as assignor, such Purchasing Lender, as assignee, Company and the Agent, with the subscribed consent of the Swing Line Bank shall enter into an Assignment Agreement pursuant to Section 14.8 hereof, whereupon such Purchasing Lender shall be a Bank party to this Agreement, shall be deemed to be an assignee hereunder and shall have all the rights and obligations of a Bank with a Percentage equal to its ratable share of the Revolving Credit Aggregate Commitment of the Affected Lender. In connection with any assignment pursuant to this Section 12.8, Company or the Purchasing Lender shall pay to the Agent the administrative fee for processing such assignment referred to in Section 14.8. Upon the consummation of any sale pursuant to this
Section 12.8, the Affected Lender, the Agent and Company shall make appropriate arrangements so that, if required, each Purchasing Lender receives a new Notes, as applicable.
13.   AGENT

      13.1 Appointment of Agent. Each Bank and the holder of each Note irrevocably appoints and authorizes the Agent to act on behalf of such Bank or holder under this Agreement and the other Loan Documents and to exercise such powers hereunder and thereunder as are specifically delegated to Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto, including without limitation the power to execute or authorize the execution of financing or similar statements or notices, and other documents. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Company. Each Bank agrees (which agreement shall survive any termination of this Agreement) to reimburse Agent for all reasonable out-of-pocket expenses (including house and outside attorneys'

                                                                EXHIBIT 10.1


fees and disbursements) incurred by Agent hereunder or in connection herewith or with an Event of Default or in enforcing the obligations of Company under this Agreement or the other Loan Documents or any other instrument executed pursuant hereto, and for which Agent is not reimbursed by Company, pro rata according to such Bank's Percentage, but excluding any such expense resulting from Agent's gross negligence or wilful misconduct. Agent shall not be required to take any action under the Loan Documents, or to prosecute or defend any suit in respect of the Loan Documents, unless indemnified to its satisfaction by the Banks against loss, costs, liability and expense (excluding liability resulting from its gross negligence or wilful misconduct). If any indemnity furnished to Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

      13.2 Deposit Account with Agent. Company hereby authorizes Agent, in Agent's sole discretion, to charge its general deposit account(s), if any, maintained with Agent for the amount of any principal, interest, or other amounts or costs due under this Agreement when the same become due and payable under the terms of this Agreement or the Notes.

      13.3 Scope of Agent's Duties. The Agent shall have no duties or responsibilities except those expressly set forth herein, and shall not, by reason of this Agreement or otherwise, have a fiduciary relationship with any Bank (and no implied covenants or other obligations shall be read into this Agreement against the Agent). None of Agent, its Affiliates nor any of their respective directors, officers, employees or agents shall be liable to any Bank for any action taken or omitted to be taken by it or them under this Agreement or any document executed pursuant hereto, or in connection herewith or therewith with the consent or at the request of the Majority Banks (or all of the Banks for those acts requiring consent of all of the Banks) (except for its or their own wilful misconduct or gross negligence), nor be responsible for or have any duties to ascertain, inquire into or verify (a) any recitals or warranties made by the Company, or any Subsidiary or Affiliate of the Company, or any officer thereof contained herein or therein, (b) the effectiveness, enforceability, validity or due execution of this Agreement or any document executed pursuant hereto or any security thereunder, (c) the performance by Company of its obligations hereunder or thereunder, or (d) the satisfaction of any condition hereunder or thereunder, including without limitation the making of any Advance or the issuance of any Letter of Credit. Agent and its Affiliates shall be entitled to rely upon any certificate, notice, document or other communication (including any cable, telegraph, telex, facsimile transmission or oral communication) believed by it to be genuine and correct and to have been sent or given by or on behalf of a proper person. Agent may treat the payee of any Note as the holder thereof. Agent may employ agents and may consult with legal counsel (who may be counsel for Company), independent public accountants and other experts selected by it and shall not be liable to the Banks (except as to money or property received by them or their authorized agents), for the negligence or misconduct of any such agent selected by it with reasonable care or for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

      13.4 Successor Agent. Agent may resign as such at any time upon at least 30 days prior notice to Company and all Banks. If Agent at any time shall resign or if the office of Agent shall become vacant for any other reason, Majority Banks shall, by written instrument, appoint successor


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                                                                EXHIBIT 10.1

agent(s) satisfactory to such Majority Banks, and, so long as no Default or Event of Default has occurred and is continuing, to Company. Such successor agent shall thereupon become the Agent hereunder, as applicable, and shall be entitled to receive from the prior Agent such documents of transfer and assignment as such successor Agent may reasonably request. Any such successor Agent shall be a commercial bank organized under the laws of the United States or any state thereof and shall have a combined capital and surplus of at least $500,000,000. If a successor is not so appointed or does not accept such appointment before the resigning Agent's resignation becomes effective, the resigning Agent may appoint a temporary successor to act until such appointment by the Majority Banks is made and accepted or if no such temporary successor is appointed as provided above by the resigning Agent, the Majority Banks shall thereafter perform all of the duties of the resigning Agent hereunder until such appointment by the Majority Banks is made and accepted. Such successor Agent shall succeed to all of the rights and obligations of the resigning Agent as if originally named. The resigning Agent shall duly assign, transfer and deliver to such successor Agent all moneys at the time held by the resigning Agent hereunder after deducting therefrom its expenses for which it is entitled to be reimbursed. Upon such succession of any such successor Agent, the resigning agent shall be discharged from its duties and obligations hereunder, except for its gross negligence or wilful misconduct arising prior to its resignation hereunder, and the provisions of this Article 13 shall continue in effect for the benefit of the resigning Agent in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

      13.5 Agent in its Individual Capacity. Comerica Bank, its Affiliates and their respective successors and assigns, shall have the same rights and powers hereunder as any other Bank and may exercise or refrain from exercising the same as though Comerica Bank were not the Agent. Comerica Bank and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory or other business with Company (or its Subsidiaries) as if Comerica Bank were not acting as Agent hereunder, and may accept fees and other consideration therefor without having to account for the same to the Banks.

      13.6 Credit Decisions. Each Bank acknowledges that it has, independently of Agent and each other Bank and based on the financial statements of Company and such other documents, information and investigations as it has deemed appropriate, made its own credit decision to extend credit hereunder from time to time. Each Bank also acknowledges that it will, independently of Agent and each other Bank and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any document executed pursuant hereto.

      13.7 Agent's Fees. Company shall pay to Agent the annual agency fee and such other fees and charges in the amounts and at the times set forth in the letter agreement between Company and Agent dated May 28, 1997, as such letter may be amended or restated with the Company's prior written consent from time to time. The Agent's Fees described in this Section 13.7 shall not be refundable under any circumstances.


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                                                                EXHIBIT 10.1


      13.8 Authority of Agent to Enforce Notes and This Agreement. Each Bank, subject to the terms and conditions of this Agreement, authorizes the Agent with full power and authority as attorney-in-fact to institute and maintain actions, suits or proceedings for the collection and enforcement of the Notes and to file such proofs of debt or other documents as may be necessary to have the claims of the Banks allowed in any proceeding relative to Company, or any of its Subsidiaries, or their respective creditors or affecting their respective properties, and to take such other actions which Agent considers to be necessary or desirable for the protection, collection and enforcement of the Notes, this Agreement or the other Loan Documents.

      13.9 Indemnification. The Banks agree to indemnify the Agent and its Affiliates (to the extent not reimbursed by Company, but without limiting any obligation of Company to make such reimbursement), ratably according to their respective Percentages, from and against any and all claims, damages, losses, liabilities, costs or expenses of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Agent and its Affiliates in any way relating to or arising out of this Agreement, any of the other Loan Documents or the transactions contemplated hereby or any action taken or omitted by the Agent and its Affiliates under this Agreement or any of the Loan Documents; provided, however, that no Bank shall be liable for any portion of such claims, damages, losses, liabilities, costs or expenses resulting from the Agent's or its Affiliates's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent and its Affiliates promptly upon demand for its ratable share of any reasonable out-of-pocket expenses (including, without limitation, fees and expenses of counsel) incurred by the Agent and its Affiliates in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents, to the extent that the Agent and its Affiliates is not reimbursed for such expenses by Company, but without limiting the obligation of Company to make such reimbursement. Each Bank agrees to reimburse the Agent and its Affiliates promptly upon demand for its ratable share of any amounts owing to the Agent and its Affiliates by the Banks pursuant to this Section, provided that, if the Agent or its Affiliates is subsequently reimbursed by the Company for such amounts, it shall refund to the Banks on a pro rata basis the amount of any excess reimbursement. If the indemnity furnished to the Agent and its Affiliates under this Section shall, in the judgment of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity from the Banks and cease, or not commence, to take any action until such additional indemnity is furnished.

     13.10 Knowledge of Default. It is expressly understood and agreed that the Agent shall be entitled to assume that no Event of Default has occurred and is continuing, unless the officers of the Agent immediately responsible for matters concerning this Agreement shall have been notified in a writing specifying such Event of Default and stating that such notice is a "notice of default" by a Bank or by Company. Upon receiving such a notice, the Agent shall promptly notify each Bank of such Event of Default and provide each Bank with a copy of such notice and, shall endeavor to provide such notice to the Banks within three (3) Business Days (but without any liability whatsoever in the event of its failure to do so). Agent shall also furnish the Banks, promptly upon


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                                                                EXHIBIT 10.1


receipt, with copies of all other notices or other information required to be provided by Company hereunder.

     13.11 Agent's Authorization; Action by Banks. Except as otherwise expressly provided herein, whenever the Agent is authorized and empowered hereunder on behalf of the Banks to give any approval or consent, or to make any request, or to take any other action on behalf of the Banks (including without limitation the exercise of any right or remedy hereunder or under the other Loan Documents), the Agent shall be required to give such approval or consent, or to make such request or to take such other action only when so requested in writing by the Majority Banks or the Banks, as applicable hereunder. Action that may be taken by Majority Banks or all of the Banks, as the case may be (as provided for hereunder) may be taken (i) pursuant to a vote at a meeting (which may be held by telephone conference call) as to which all of the Banks have been given reasonable advance notice, or (ii) pursuant to the written consent of the requisite Percentages of the Banks as required hereunder, provided that all of the Banks are given reasonable advance notice of the requests for such consent.

     13.12 Enforcement Actions by the Agent. Except as otherwise expressly provided under this Agreement or in any of the other Loan Documents and subject to the terms hereof, Agent will take such action, assert such rights and pursue such remedies under this Agreement and the other Loan Documents as the Majority Banks or all of the Banks, as the case may be (as provided for hereunder), shall direct; provided, however, that the Agent shall not be required to act or omit to act if, in the judgment of the Agent, such action or omission may expose the Agent to personal liability or is contrary to this Agreement, any of the Loan Documents or applicable law. Except as expressly provided above or elsewhere in this Agreement or the other Loan Documents, no Bank (other than the Agent, acting in its capacity as agent) shall be entitled to take any enforcement action of any kind under any of the Loan Documents.

14.  MISCELLANEOUS

     14.1 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, it shall be done, unless otherwise specified herein, in accordance with GAAP. Furthermore, all financial statements required to be delivered hereunder, subject to year-end audit adjustments thereto, shall be prepared in accordance with GAAP.

     14.2 Consent to Jurisdiction. Company, Agent and Banks hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or Michigan state court sitting in Detroit, Michigan in any action or proceeding arising out of or relating to this Agreement or any of the Loan Documents and Company, Agent and Banks hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Michigan state court. Company irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to Company at its address specified on the signature page hereto or by


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                                                                EXHIBIT 10.1


certified mail directed to such address or such other address as may be designated by Company in a notice to the other parties that complies as to delivery with the terms of Section 14.6. Nothing in this Section shall affect the right of the Banks and the Agent to serve process in any other manner permitted by law or limit the right of the Banks or the Agent (or any of them) to bring any such action or proceeding against Company or any Subsidiary or any of its or their property in the courts with subject matter jurisdiction of any other jurisdiction. Company hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

     14.3 Law of Michigan. This Agreement and the Notes have been delivered at Detroit, Michigan, and shall be governed by and construed and enforced in accordance with the laws of the State of Michigan (without regard to its conflict of laws provisions). Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     14.4 Interest. In the event the obligation of Company to pay interest on the principal balance of the Notes is or becomes in excess of the maximum interest rate which Company is permitted by law to contract or agree to pay, giving due consideration to the execution date of this Agreement, then, in that event, the rate of interest applicable with respect to such Bank's Percentage shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest.

     14.5 Closing Costs and Other Costs; Indemnification. (a) Company agrees to pay, or reimburse the Agent for payment of, on demand (i) all reasonable closing costs and expenses, including, by way of description and not limitation, house and outside attorney fees (but without duplication of fees and expenses for the same services provided to the same party) and advances, appraisal and accounting fees, and lien search fees incurred by Agent in connection with the commitment, consummation and closing of the loans contemplated hereby or in connection with the administration of this Agreement or any amendment, refinancing or restructuring of the credit arrangements provided under this Agreement, (ii) all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or amendment of this Agreement and the Loan Documents and the consummation of the transactions contemplated hereby, and any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes or fees, (iii) in connection with any Default or Event of Default, all reasonable costs and expenses of the Agent or any of the Banks (including reasonable fees and expenses of house and outside counsel (but without duplication of fees and expenses for the same services) and whether incurred through negotiations, legal proceedings or otherwise) in connection with the amendment, waiver or enforcement of this Agreement, or the Loan Documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement and (iv) all reasonable costs and expenses of the Agent or any of the Banks (including reasonable fees and expenses of house and outside counsel (but without duplication of fees and expenses for the same services) in connection with any action or proceeding relating to a court order, injunction or other


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                                                                EXHIBIT 10.1


process or decree restraining or seeking to restrain the Agent or any of the Banks from paying any amount under, or otherwise relating in any way to, any Letter of Credit and any and all costs and expenses which any of them may incur relative to any payment under any Letter of Credit. At Agent's option, all of said amounts required to be paid by Company, if not paid when due, may be charged by Agent as a Prime-based Advance against the Indebtedness.

      (b) Company agrees to indemnify and save Agent and each of the Banks harmless from all loss, cost, damage, liability or expenses, including reasonable house and outside attorneys' fees and disbursements (but without duplication of fees and expenses for the same services), incurred by Agent and the Banks by reason of an Event of Default, or enforcing the obligations of Company or any Subsidiary under this Agreement or any of the other Loan Documents or in the prosecution or defense of any action or proceeding concerning any matter growing out of or connected with this Agreement or any of the Loan Documents, excluding, however, any loss, cost, damage, liability or expenses arising solely as a result of the gross negligence or willful misconduct of the party seeking to be indemnified under this Section 14.5(b).

      (c) Company agrees to defend, indemnify and hold harmless Agent and each of the Banks, and their respective employees, agents, officers and directors from and against any and all claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of whatever kind or nature arising out of or related to (i) the presence, disposal, release or threatened release of any Hazardous Materials on, from or affecting any premises owned or occupied by Company or any of its Subsidiaries, (ii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (iii) any lawsuit or other proceeding brought or threatened, settlement reached or governmental order or decree relating to such Hazardous Materials, (iv) the cost of removal of all Hazardous Materials from all or any portion of any premises owned by Company or its Subsidiaries, (v) the taking of necessary precautions to protect against the release of Hazardous Materials on or affecting any premises owned by Company or any of its Subsidiaries, (vi) complying with all Hazardous Material Laws and/or (vii) any violation of Hazardous Material Laws, including without limitation, reasonable attorneys and consultants fees, investigation and laboratory fees, environmental studies required by Agent or any Bank in connection with the violation of Hazardous Material Laws (whether before or after the occurrence of any Default or Event of Default hereunder), court costs and litigation expenses, excluding however, those arising as a result of its or their gross negligence or willful misconduct. The obligations of Company under this Section 14.5(c) shall be in addition to any and all other obligations and liabilities the Company may have to Agent or any of the Banks at common law or pursuant to any other agreement.

     14.6 Notices. Except as expressly provided otherwise in this Agreement, all notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing and shall be given by personal delivery, by mail, by reputable overnight courier, by telex or by facsimile and addressed or delivered to it at its address set forth on Schedule
14.6 or at such other address as may be designated by such party in a notice to the other parties that complies as to delivery with the terms of this Section
14.6. Any notice, if personally delivered or if mailed and properly addressed with postage prepaid and sent by registered or certified mail, shall be deemed given when received or when delivery is refused; any notice, if given to a reputable overnight courier and properly addressed, shall be deemed given 2 Business Days after the date on which it was sent, unless it is actually received sooner by the named addressee; and any notice, if transmitted by telex or facsimile, shall be deemed given when received (answer back confirmed in the case of telexes and receipt confirmed in the case of telecopies). Agent may, but, except as specifically provided herein, shall not be required to, take any action on the basis of any notice given to it by telephone, but the giver of any such notice shall promptly confirm such notice in writing or by telex or facsimile, and such notice will not be deemed to have been received until such confirmation is deemed received in accordance with the provisions of this Section set forth above. If such telephonic notice conflicts with any such confirmation, the terms of such telephonic notice shall control.

     14.7 Further Action. Company, from time to time, upon written request of Agent will make, execute, acknowledge and deliver or cause to be made, executed, acknowledged and delivered, all such further and additional instruments, and take all such further action as may reasonably be required to carry out the intent and purpose of this Agreement or the Loan Documents, and to provide for Advances under and payment of the Notes, according to the intent and purpose herein and therein expressed.

     14.8 Successors and Assigns; Participations; Assignments.

      (a) This Agreement shall be binding upon and shall inure to the benefit of Company and the Banks and their respective successors and assigns.

      (b) The foregoing shall not authorize any assignment by Company, of its rights or duties hereunder, and no such assignment shall be made (or effective) without the prior written approval of the Banks.

      (c) The Company and Agent acknowledge that each of the Banks may at any time and from time to time, subject to the terms and conditions hereof, assign or grant participations in such Bank's rights and obligations hereunder and under the other Loan Documents to any commercial bank, savings and loan association, insurance company, pension fund, mutual fund, loan or debt fund, commercial finance company or other similar financial institution, the identity of which institution is approved by Company and Agent, such approval not to be unreasonably withheld or delayed; provided, however, that (i) the approval of Company shall not be required upon the occurrence and during the continuance of a Default or Event of Default, and (ii) the approval of Company and Agent shall not be required for any such sale, transfer, assignment or participation to the Affiliate of an assigning Bank, any other Bank or any Federal Reserve Bank. The Company authorizes each Bank to disclose to any prospective assignee or participant, once approved by Company and Agent, any and all financial information in such Bank's possession concerning the Company which has been delivered to such Bank pursuant to this Agreement; provided that each such prospective participant shall execute a confidentiality agreement consistent with the terms of Section 14.12 hereof.

                                                                EXHIBIT 10.1


      (d) Each assignment by a Bank of any portion of its rights and obligations hereunder and under the other Loan Documents shall be made pursuant to an Assignment Agreement substantially (as determined by Agent) in the form attached hereto as Exhibit I (with appropriate insertions acceptable to Agent) and shall be subject to the terms and conditions hereof, and to the following restrictions:

          (i) each assignment shall cover all of the Notes issued by Company hereunder to the assigning Bank (and not any particular note or notes), and shall be for a fixed and not varying percentage thereof, with the same percentage applicable to each such Note;

         (ii)     each assignment shall be in a minimum amount of the lesser of
                  (X) Ten Million Dollars ($10,000,000) and (Y) the entire remaining amount of assigning Bank's interest in the Revolving Credit (and participations in any outstanding Letters of Credit);

        (iii) no assignment shall be effective unless Agent has received from the assignee (or from the assigning Bank) an assignment fee of $3,500 for each such assignment.

In connection with any assignment, Company and Agent shall be entitled to continue to deal solely and directly with the assigning Bank in connection with the interest so assigned until (x) the Agent shall have received a notice of assignment duly executed by the assigning Bank and an Assignment Agreement (with respect thereto) duly executed by the assigning Bank and each assignee; and (y) the assigning Bank shall have delivered to the Agent the original of each Note held by the assigning Bank under this Agreement. From and after the date on which the Agent shall notify Company and the assigning Bank that the foregoing conditions shall have been satisfied and all consents (if any) required shall have been given, the assignee thereunder shall be deemed to be a party to this Agreement. To the extent that rights and obligations hereunder shall have been assigned to such assignee as provided in such notice of assignment (and Assignment Agreement), such assignee shall have the rights and obligations of a Bank under this Agreement and the other Loan Documents (including without limitation the right to receive fees payable hereunder in respect of the period following such assignment). In addition, the assigning Bank, to the extent that rights and obligations hereunder shall have been assigned by it as provided in such notice of assignment (and Assignment Agreement), but not otherwise, shall relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents.

Within five (5) Business Days following Company's receipt of notice from the Agent that Agent has accepted and executed a notice of assignment and the duly executed Assignment Agreement, Company shall, to the extent applicable, execute and deliver to the Agent in exchange for any surrendered Note, new Note(s) payable to the order of the assignee in an amount equal to the amount assigned to it pursuant to such notice of assignment (and Assignment Agreement), and with respect to the portion of the Indebtedness retained by the assigning Bank, to the extent applicable, new Note(s) payable to the order of the assigning Bank in an amount equal to the amount retained by

                                                                EXHIBIT 10.1

such Bank hereunder shall be executed and delivered by the Company. Agent, the Banks and the Company acknowledge and agree that any such new Note(s) shall be given in renewal and replacement of the surrendered Notes and shall not effect or constitute a novation or discharge of the Indebtedness evidenced by any surrendered Note, and each such new Note may contain a provision confirming such agreement. In addition, promptly following receipt of such Notes, Agent shall prepare and distribute to Company and each of the Banks a revised Schedule 1.2 to this Agreement setting forth the applicable new Percentages of the Banks (including the assignee Bank), taking into account such assignment.

      (e) Each Bank agrees that any participation agreement permitted hereunder shall comply with all applicable laws and shall be subject to the following restrictions (which shall be set forth in the applicable Participation Agreement):

          (i) such Bank shall remain the holder of its Notes hereunder, notwithstanding any such participation;

         (ii) except as expressly set forth in this Section 14.8(e) with respect to rights of setoff and the benefits of Section 12 hereof, a participant shall have no direct rights or remedies hereunder;

        (iii) a participant shall not reassign or transfer, or grant any sub-participations in its participation interest hereunder or any part thereof; and

         (iv) such Bank shall retain the sole right and responsibility to enforce the obligations of the Company relating to the Notes and the other Loan Documents, including, without limitation, the right to proceed against any Guaranties, or cause Agent to do so (subject to the terms and conditions hereof), and the right to approve any amendment, modification or waiver of any provision of this Agreement without the consent of the participant, except for those matters covered by Section 14.11
                  (a) through (e) and (h) hereof (provided that a participant may exercise approval rights over such matters only on an indirect basis, acting through such Bank, and Company, Agent and the other Banks may continue to deal directly with such Bank in connection with such Bank's rights and duties hereunder).

Company agrees that each participant shall be deemed to have the right of setoff under Section 10.6 hereof in respect of its participation interest in amounts owing under this Agreement and the other Loan Documents to the same extent as if the Indebtedness were owing directly to it as a Bank under this Agreement, shall be subject to the pro rata recovery provisions of Section 11.3 hereof and shall be entitled to the benefits of Section 12 hereof. The amount, terms and conditions of any participation shall be as set forth in the participation agreement between the issuing Bank and the Person purchasing such participation, and none of the Company, the Agent and the other Banks shall have any responsibility or obligation with respect thereto, or to any Person to whom any such participation may be issued. No such participation shall relieve any issuing Bank of any of its

                                                                EXHIBIT 10.1


obligations under this Agreement or any of the other Loan Documents, and all actions hereunder shall be conducted as if no such participation had been granted.

      (f) Nothing in this Agreement, the Notes or the other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees and participants permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement, the Notes or the other Loan Documents.

     14.9 Indulgence. No delay or failure of Agent and the Banks in exercising any right, power or privilege hereunder shall affect such right, power or privilege nor shall any single or partial exercise thereof preclude any further exercise thereof, nor the exercise of any other right, power or privilege. The rights of Agent and the Banks hereunder are cumulative and are not exclusive of any rights or remedies which Agent and the Banks would otherwise have.

     14.10 Counterparts. This Agreement may be executed in several counterparts, and each executed copy shall constitute an original instrument, but such counterparts shall together constitute but one and the same instrument.

     14.11 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Company or any Subsidiary therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) or, if this Agreement expressly so requires with respect to the subject matter thereof, by all Banks (and, with respect to any amendments to this Agreement or the other Loan Documents, by Company or the Subsidiaries which are signatories thereto), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) increase any Bank's commitments hereunder, (b) reduce the principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, (d) waive any Event of Default specified in Sections 10.1(a) or (b) hereof, (e) except as expressly permitted hereunder, or under the Collateral Documents, release or defer the granting or perfecting of a lien or security interest in any Collateral or release any guaranty or similar undertaking provided by any Person except as shall be otherwise expressly permitted in this Agreement or any other Loan Document, provided however that Agent shall be entitled to release any Collateral which the Company or any Subsidiary is permitted to sell or transfer under the terms of this Agreement or the other Loan Documents without notice to or any further action or consent of the Banks (and without the paydown or other reduction of Indebtedness, except to the extent expressly required hereunder);
(f) terminate or modify any indemnity provided to the Banks hereunder or under the other Loan Documents, except as shall be otherwise expressly provided in this Agreement or any other Loan Document, (g) take any action which requires the approval or consent of all Banks pursuant to the terms of this Agreement or any other Loan Document, (h) change the aggregate unpaid principal amount of the Notes which shall be required for the Banks or any of them to take any action under

                                                                EXHIBIT 10.1


this Agreement or any Loan Document or (i) change the definition of "Majority Banks" or this Section 14.11; provided further, that no amendment, waiver or consent shall, unless in writing signed by the Swing Line Bank do any of the following: (x) reduce the principal of, or interest on, the Swing Line Note or
(y) postpone any date fixed for any payment of principal of, or interest on, the Swing Line Note; and provided further, however, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to all the Banks, affect the rights or duties of the Agent under this Agreement or any other Loan Document. All references in this Agreement to "Banks" or "the Banks" shall refer to all Banks, unless expressly stated to refer to Majority Banks.

     14.12 Confidentiality. Each Bank agrees that it will not disclose without the prior consent of Company (other than to its employees, or to employees of any of its Affiliates, its Subsidiaries, another Bank or to its auditors or counsel) any information with respect to Company, which is furnished pursuant to this Agreement or any of the other Loan Documents; provided that any Bank may disclose any such information (a) as has become generally available to the public or has been lawfully obtained by such Bank from any third party under no duty of confidentiality to Company, (b) as may be required or appropriate in any report, statement or testimony submitted to, or in respect to any inquiry, by, any municipal, state or federal regulatory body having or claiming to have jurisdiction over such Bank, including the Board of Governors of the Federal Reserve System of the United States, the Office of the Comptroller of the Currency or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors, (c) as may be required or appropriate in respect to any summons or subpoena or in connection with any litigation, (d) in order to comply with any law, order, regulation or ruling applicable to such Bank, and (e) to any permitted transferee or assignee or to any approved participant of, or with respect to, the Notes, as aforesaid.

     14.13 Withholding Taxes. If any Bank is not incorporated under the laws of the United States or a state thereof, such Bank shall promptly deliver to the Agent two executed copies of (i) Internal Revenue Service Form 1001 specifying the applicable tax treaty between the United States and the jurisdiction of such Bank's domicile which provides for the exemption from withholding on interest payments to such Bank, (ii) Internal Revenue Service Form 4224 evidencing that the income to be received by such Bank hereunder is effectively connected with the conduct of a trade or business in the United States or (iii) other evidence satisfactory to the Agent and Company that such Bank is exempt from United States income tax withholding with respect to such income. Such Bank shall amend or supplement any such form or evidence as required to insure that it is accurate, complete and non-misleading at all times. Promptly upon notice from the Agent of any determination by the Internal Revenue Service that any payments previously made to such Bank hereunder were subject to United States income tax withholding when made, such Bank shall pay to the Agent the excess of the aggregate amount required to be withheld from such payments over the aggregate amount actually withheld by the Agent.

     14.14 Taxes and Fees. Should any tax (other than as a result of a Bank's failure to comply with Section 14.13 or a tax based upon the net income or capitalization of any Bank or the Agent by any jurisdiction where a Bank or Agent is located), recording or filing fee become payable in respect of this Agreement or any of the other Loan Documents or any amendment, modification or

                                                                EXHIBIT 10.1


supplement hereof or thereof, the Company agrees to pay the same, together with any interest or penalties thereon arising from the Company's act or omission, and agrees to hold the Agent and the Banks harmless with respect thereto. Notwithstanding the foregoing, nothing contained in this Section 14.14 shall affect or reduce the rights of any Bank or the Agent under Section 12.7 hereof.

     14.15 WAIVER OF JURY TRIAL. THE BANKS, THE AGENT AND THE COMPANY AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE BANKS, THE AGENT, NOR COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANKS AND THE AGENT OR COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

     14.16 Complete Agreement; Conflicts. This Agreement, the Notes, any Requests for Revolving Credit Advance, and Requests for Swing Line Advance hereunder, and the Loan Documents contain the entire agreement of the parties hereto, superseding all prior agreements, discussions and understandings relating to the subject matter hereof, and none of the parties shall be bound by anything not expressed in writing. In the event of any conflict between the terms of this Agreement and the other Loan Documents, this Agreement shall govern.

     14.17 Severability. In case any one or more of the obligations of Company under this Agreement, the Notes or any of the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of Company shall not in any way be affected or impaired thereby, and such invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of Company under this Agreement, the Notes or any of the other Loan Documents in any other jurisdiction.

     14.18 Table of Contents and Headings. The table of contents and the headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify or affect any of the terms or provisions hereof.

     14.19 Construction of Certain Provisions. If any provision of this Agreement or any of the Loan Documents refers to any action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

                                                                EXHIBIT 10.1

     14.20 Independence of Covenants. Each covenant hereunder shall be given independent effect (subject to any exceptions stated in such covenant) so that if a particular action or condition is not permitted by any such covenant (taking into account any such stated exception), the fact that it would be permitted by an exception to, or would be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default.

     14.21 Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of Company or any party to any of the Loan Documents made herein or in any of the Loan Documents or in any certificate, report, financial statement or other document furnished by or on behalf of Company or any Subsidiary in connection with this Agreement or any of the Loan Documents shall be deemed to have been relied upon by the Banks, notwithstanding any investigation heretofore or hereafter made by any Bank or on such Bank's behalf, and those covenants and agreements of Company set forth in
Section 12.6 hereof (together with any other indemnities of Company or any Subsidiary contained elsewhere in this Agreement or in any of the other Loan Documents) and of Banks set forth in Section 13.9 hereof shall survive the repayment in full of the Indebtedness and the termination of the Revolving Credit Aggregate Commitment.

     14.22 Complete Agreement; Amendment and Restatement. This Agreement, the Notes, any Requests for Advance or Letters of Credit hereunder, the other Loan Documents and any agreements, certificates, or other documents given to secure the Indebtedness, contain the entire agreement of the parties hereto, and none of the parties hereto shall be bound by anything not expressed in writing. This Agreement constitutes an amendment and restatement of the Prior Credit Agreement, which Prior Credit Agreement is fully superseded and amended and restated in its entirety hereby; provided, however, that the Indebtedness governed by the Prior Credit Agreement shall remain outstanding and in full force and effect and provided further that this Agreement does not constitute a novation of such Indebtedness.

                                   *   *   *

                    [Signatures follow on succeeding pages]

                                                                EXHIBIT 10.1



     WITNESS the due execution hereof as of the day and year first above written.


COMERICA BANK,                      AQUA-CHEM, INC.
as Agent


By:  /s/ James B. Haeffner         By:   /s/ J. Scott Barton
    -----------------------            ------------------------
Its: First Vice President          Its:     VP & CFO
    -----------------------            ------------------------

SWING LINE BANK:                    COMERICA BANK


                                    By:  /s/ James B. Haeffner
                                       -------------------------
                                    Its: First Vice President
                                       -------------------------

BANKS:                              COMERICA BANK


                                    By:  /s/ James B. Haeffner
                                       -------------------------
                                    Its: First Vice President
                                       -------------------------












                  [FIRST SIGNATURE PAGE TO CREDIT AGREEMENT]

                                                                EXHIBIT 10.1



                                 SCHEDULE 1.1
                                PRICING MATRIX
                           APPLICABLE FEE PERCENTAGE
                         AND REVOLVING CREDIT MARGINS


   BASIS FOR PRICING           LEVEL I           LEVEL II           LEVEL III         LEVEL IV         LEVEL V**
========================= ================  ================   ================   ================  ================
  Consolidated Funded                         > 3.0 to 1          > 3.5 to 1          > 4.0 to 1       > 4.50 to 1
                                              -                   -                   -                -
  Debt to Consolidated      < 3.0 to 1            but                but                 but
      EBITDA Ratio                            < 3.5 to 1          < 4.0 to 1         < 4.50 to 1
    Revolving Credit          0.25%              0.30%              0.35%               0.425%            0.50%
      Facility Fee
 Eurocurrency Margin --       1.00%              1.20%              1.40%               1.575%            1.75%
    Revolving Credit
Prime-based Margin --           0%                0%                  0%                  0%               .0%
Revolving Credit
Letter of Credit Fee
(exclusive of Facing Fee)     1.00%              1.20%              1.40%               1.575%            1.75%
------------------------- ----------------  ----------------   ----------------   ----------------  ----------------


**    Anticipated Initial Level

                                                                   EXHIBIT 10.1

                                  EXHIBIT A
                      REQUEST FOR REVOLVING CREDIT ADVANCE


No.                                         Dated:
   -------------                                  ------------
To:      Comerica Bank - Agent

Re: Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), Comerica Bank, as Agent for the Banks (the "Agent"), and Aqua-Chem, Inc. (the "Company")

         Pursuant to the Agreement, the Company requests an Advance from Banks as follows:

         A.       Date of Advance:
                                  -------------

         B.       Amount of Advance:

                  $
                   ----------------------

                  [ ]      Comerica Bank Account No.
                                                     --------------

                  [ ]      Other:
                                  ---------------------------------
                                  ---------------------------------

         C.       Type of Activity:

                  1.       Advance               [ ]
                  2.       Refunding             [ ]
                                    of a Revolving Credit Advance       [ ]
                                    of a Swing Line Advance             [ ]
                  3.       Conversion            [ ]

         D.       Interest Rate:

                  1.       Prime-based Rate               [ ]
                  2.       Eurocurrency-based Rate        [ ]

         E.       Interest Period (for Eurocurrency-based Advances only):

                                                                   EXHIBIT 10.1



                  1.       One (1) Month                      [ ](1)
                  2.       Two (2) Months                     [ ]
                  3.       Three (3) Months                   [ ]
                  4.       Six (6) Months                     [ ]

         The Company certifies to the matters specified in Section 2.3(e) of the Agreement.


                                        AQUA-CHEM, INC.


                                        By:_____________________________

                                        Its:_____________________________


----------------------
     (1) Until January 31, 1998, only one (1) month Interest Period available, except as otherwise permitted by Agent.

                                                                    EXHIBIT 10.1



                                    EXHIBIT B


                              REVOLVING CREDIT NOTE

$                                                                  July 31, 1997
 --------------


         On the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Aqua-Chem, Inc., a Delaware corporation ("Company"), promises to pay to the order of [insert Bank] ("Bank") at Detroit, Michigan, in care of Agent, in lawful money of the United States of America, the sum of [Insert amount derived from
Percentages] Dollars ($         ), or so much of said sum as may from time to
time have been advanced and then be outstanding hereunder pursuant to the Aqua-Chem, Inc. Revolving Credit and Term Loan Agreement dated as of July 31, 1997, made by and among the Company, certain banks, including the Bank, and Comerica Bank as Agent for such banks, as the same may be amended or otherwise modified from time to time (the "Agreement"), together with interest thereon as hereinafter set forth.

         Each of the Advances made hereunder shall bear interest at the Applicable Interest Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances (including refundings and conversions), repayments and readvances may be made from time to time, but only in accordance with the terms and conditions of the Agreement. This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Agreement, to which reference is hereby made. Definitions and terms of the Agreement are hereby incorporated by reference herein.

         This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan (without regard to its conflict of laws principles).

         Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

                                                                   EXHIBIT 10.1



         Nothing herein shall limit any right granted Bank by any other instrument or by law.


                                       AQUA-CHEM, INC.


                                       By:
                                          -----------------------------

                                       Its:
                                           -----------------------------




























                                                                  Signature Page
                                                           Revolving Credit Note

                                                                   EXHIBIT 10.1


                                    EXHIBIT C

                           NOTICE OF LETTERS OF CREDIT


TO:      Members of the Bank Group

RE: Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), Comerica Bank, as Agent for the Banks (the "Agent"), and Aqua-Chem, Inc. (the "Company")

         On           , 19  ,(2) Issuing Bank, in accordance with Article 3 of
the Agreement, issued its Letter of Credit number                , in favor of
(3) for the account of Company. The face amount of such Letter of Credit is
$          . The amount of each Bank's participation in the Letter of Credit is as follows:(4)

         Comerica Bank                               $
                                                      ------------------
         -------------------------                   $
                                                      ------------------
         -------------------------                   $
                                                      ------------------

         This notification is delivered this ___ day of _____, _____, pursuant to Section 3.3 of the Agreement. Except as otherwise defined, capitalized terms used herein have the meanings given them in the Agreement.

                                                   Signed:

                                                   COMERICA BANK, AS AGENT


                                                   By:
                                                      -------------------------

                                                   Its:
                                                      -------------------------
--------------------
     (2) Date of Issuance

     (3) Beneficiary

     (4) Amounts based on Percentages

                                                                   EXHIBIT 10.1



                                    EXHIBIT D

                         REQUEST FOR SWING LINE ADVANCE


No.                                         Dated:


To:      Comerica Bank, as Swing Line Bank

Re: Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), Comerica Bank, as Agent for the Banks (the "Agent"), and Aqua-Chem, Inc. (the "Company")

         Pursuant to the Agreement, the Company requests a Swing Line Advance from the Swing Line Bank as follows:

         A.       Date of Advance:
                                  -------------------

         B.       Amount of Advance:

                  $
                   ----------------------


                  [ ]      Comerica Bank Account No.
                                                     --------------

                  [ ]      Other:
                                  ---------------------------------
                                  ---------------------------------

         C.       Interest Rate:

                  1.       Prime-based Rate               [ ]
                  2.       Quoted Rate                    [ ]

         D.       Interest Period:

                  1.                    days(5)
                                 -------
-----------------
     (5) Insert up to 30 days.

                                                                   EXHIBIT 10.1



         The Company certifies to the matters specified in Section 4A.3(e) of the Agreement.



                                       AQUA-CHEM, INC.



                                       By:
                                          -----------------------------

                                       Its:
                                           -----------------------------

Swing Line Bank Approval:
                         ----------------

                                                                   EXHIBIT 10.1



                                    EXHIBIT E

                                 SWING LINE NOTE

$2,500,000                                                         July 31, 1997


         On the Revolving Credit Maturity Date, FOR VALUE RECEIVED, Aqua-Chem, Inc., a Delaware corporation ("Company"), promises to pay to the order of Comerica Bank ("Bank") at 500 Woodward Avenue, Detroit, Michigan in lawful money of the United States of America, the sum of Two Million Five Hundred Thousand Dollars ($2,500,000), or so much of said sum as may from time to time have been advanced and then be outstanding hereunder pursuant to Article 4A of the Aqua-Chem Revolving Credit and Term Loan Agreement, dated as of July 31, 1997, executed by and among the Company, certain banks, including the Bank, and Comerica Bank as Agent for such banks, as the same may be amended or otherwise modified from time to time (the "Agreement"), together with interest thereon as hereinafter set forth.

         The unpaid principal indebtedness from time to time outstanding under this Note shall be due and payable on the last day of the Interest Period applicable thereto or as otherwise set forth in the Agreement, provided that no Swing Line Advance may mature or be payable on a day later than the Revolving Credit Maturity Date.

         Each of the Swing Line Advances made hereunder shall bear interest at the Prime-based Rate or the Quoted Rate from time to time applicable thereto under the Agreement or as otherwise determined thereunder, and interest shall be computed, assessed and payable as set forth in the Agreement.

         This Note is a note under which advances, repayments and readvances may be made from time to time, but only in accordance with the terms and conditions of the Agreement. This Note evidences borrowings under, is subject to, is secured in accordance with, and may be accelerated or matured under, the terms of the Agreement, to which reference is hereby made. Definitions and terms of the Agreement are hereby incorporated by reference herein.

         This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan (without regard to its conflict of laws provisions).

         Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

                                                                   EXHIBIT 10.1


         Nothing herein shall limit any right granted Bank by any other instrument or by law.


                                           AQUA-CHEM, INC.


                                           By:
                                              -----------------------------

                                           Its:
                                               -----------------------------




























                                                                  Signature Page
                                                                 Swing Line Note

                                                                    EXHIBIT 10.1


                                    EXHIBIT F

                    SWING LINE BANK PARTICIPATION CERTIFICATE


                                                        ------------------, ----


[Name of Bank]

-------------------------

-------------------------


Ladies and Gentlemen:

         Pursuant to subsection 4A.5(b) of the Revolving Credit and Term Loan Agreement dated as of July 31, 1997, among Aqua-Chem, Inc., the Banks named therein and Comerica Bank, as Agent, the undersigned hereby acknowledges receipt from you of $___________________ as payment for a participating interest in the following Swing Line Loan:

         Date of Swing Line Loan:
                                 --------------------------------

         Principal Amount of Swing Line Loan:
                                             --------------------

The participation evidenced by this certificate shall be subject to the terms and conditions of the Revolving Credit Agreement including without limitation
Section 4A.5(b) thereof.



                                             Very truly yours,

                                             COMERICA BANK, as Agent



                                             By:
                                                -------------------------------

                                             Its:
                                                 ------------------------------

                                                                    EXHIBIT 10.1


                                    EXHIBIT G

                                    TERM NOTE


                                                               Detroit, Michigan
$                                                                  July 31, 1997
 -------------------


         FOR VALUE RECEIVED, Aqua-Chem, Inc., a Delaware corporation (the "Company") promises to pay to the order of [insert Bank] ("Bank"), in care of Agent, at Detroit, Michigan, the principal sum of [insert amount derived from Percentages] Dollars ($_____________) in lawful money of the United States of America payable in quarterly principal installments each in the amount and on the dates set forth in the Agreement (as defined below) until the Term Loan Maturity Date, when the entire unpaid balance of principal and interest thereon shall be due and payable. Interest shall be payable at the rate (including the default rate) and on the dates provided in the Aqua-Chem Revolving Credit and Term Loan Agreement (as amended or otherwise modified, the "Agreement") dated as of July 31, 1997, made by and among the Company, certain banks including the Bank, and Comerica Bank as agent for such banks. Capitalized terms used herein, unless defined to the contrary, have the meanings given them in the Agreement.

         This Note evidences borrowing under, is subject to, may be accelerated or matured under, and may be prepaid in accordance with, the terms of the Agreement, to which reference is hereby made.

         This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

         Company hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note. Any transferees of, or endorser, guarantor or surety paying this Note in full shall succeed to all rights of Bank, and Bank shall be under no further responsibility for the exercise thereof or the loan evidenced hereby.

                                                                    EXHIBIT 10.1



         Nothing herein shall limit any right granted Bank by any other instrument or by law.


                                        AQUA-CHEM, INC.


                                        By:
                                           -----------------------------

                                        Its:
                                            -----------------------------


























                                                                  Signature Page
                                                                       Term Note

                                                                    EXHIBIT 10.1


                                  EXHIBIT H
                           COVENANT COMPLIANCE REPORT


To:      Comerica Bank, as Agent

         Re: Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), Comerica Bank, as Agent for the Banks (the "Agent"), and Aqua-Chem, Inc. (the "Company")

         This Covenant Compliance Report ("Report") is furnished pursuant to
Section 8.2 of the Agreement and sets forth various information as of _____________, 19__ (the "Computation Date").

         1. Base Tangible Net Worth. On the Computation Date, Adjusted Consolidated Tangible Net Worth which is required to be not less than $______________, was $________________ as computed in the supporting documents attached hereto as Schedule 1.

         2. Fixed Charge. On the Computation Date, the Fixed Charge Coverage Ratio, which is required to be not less than _____ to 1.0 as of the fiscal month then ending was _____ to 1.0 as computed in the supporting documents attached as
Schedule 2.

         3. Senior Funded Debt to Consolidated EBITDA Ratio. On the Computation Date, the Senior Funded Debt to Consolidated EBITDA Ratio, which is required to be not more than _______________ to 1.0 as of the fiscal month then ending for the twelve months then ended was ______ to 1.0, as computed in the supporting documents attached hereto as Schedule 3.

         4. Senior Funded Debt to Capitalization Ratio. On the Computation Date, the ratio of Senior Funded Debt to Capitalization which is required to be not more than ____________ to 1.0 as of the fiscal month then ending, was __________ to 1.0, as computed in the supporting documents attached hereto as
Schedule 4.

         5. Acquisition of Fixed or Capital Assets. On the Computation Date, the aggregate amount of outstanding Debt used to finance fixed or capital assets, which is required to be not more than $1,000,000 was $______________.

         6.        Debt.  On the Computation Date,

                  (a) the aggregate amount of Debt assumed pursuant to a Permitted Acquisition, which shall not exceed $1,500,000 at any one time outstanding, was $_____, as described on Schedule 6(a);

                                                                    EXHIBIT 10.1


                  (b) the aggregate amount of Debt under the overdraft line of credit maintained by Cleaver Brooks of Canada Limited with a bank in Canada, which shall not exceed $500,000 at any one
                  time outstanding, was $          ;

                  (c) the aggregate amount of "additional Debt" pursuant to
                  Section 9.1(o) of the Agreement, which shall not exceed $250,000 at any one time outstanding, was
                  $                   .

7. Interest Coverage. On the Computation Date, the Interest Coverage Ratio, which is required to be not less than _______ for the fiscal quarter then ending, was _______, as computed in the supporting documents attached hereto as Schedule 7.

         The undersigned officer of Company hereby certifies that:

A. All of the information set forth in this Report (and in any Schedule attached hereto) is true and correct in all material respects.

B. As of the Computation Date, the Company and its Subsidiaries have observed and performed all of their covenants and other agreements contained in the Agreement and in the Notes and any other Loan Documents to be observed, performed and satisfied by them.

C. I have reviewed the Agreement and this Report is based on an examination sufficient to assure that this Report is accurate.

D. Except as stated in Schedule D hereto (which shall describe any existing Default or Event of Default and the notice and period of existence thereof and any action taken with respect thereto or contemplated to be taken by Company), no Default or Event or Default has occurred and is continuing on the date of this Report.

Capitalized terms used in this Report and in the schedules hereto, unless specifically defined to the contrary, have the meanings given to them in the Agreement.

                                                                    EXHIBIT 10.1


         IN WITNESS WHEREOF, Company has caused this Report to be executed and delivered by its duly authorized officer this ___ day of _______________, 19___.


                                         AQUA-CHEM, INC.


                                         By:
                                            ----------------------------------

                                         Its:
                                             ----------------------------------

                                                                    EXHIBIT 10.1


                                  EXHIBIT I
                              ASSIGNMENT AGREEMENT


                                                                  Date:
                                                                       --------

To:      COMERICA BANK, in its capacity as Agent ("Agent")

Re: Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), Comerica Bank, as Agent for the Banks (the "Agent"), and Aqua-Chem, Inc. (the "Company")

Ladies and Gentlemen:

         Reference is made to Sections 14.8 (c) and (d) of the Credit Agreement. Unless otherwise defined herein or the context otherwise requires, all initially capitalized terms used herein without definition shall have the meanings specified in the Credit Agreement.

         This Agreement constitutes notice to each of you of the proposed assignment and delegation by ______________ (the "Assignor") to ____________ (the "Assignee"), and the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, as of the Effective Date (as defined below), a __% undivided interest in each of Assignor's rights and obligations under the Credit Agreement, its Notes (including any participations in any outstanding Letters of Credit) and the other Loan Documents such that, after giving effect to the foregoing assignment and assumption, [and the other assignments by Assignor to ______________ on the date hereof,] the Assignee's interest in the Revolving Credit shall equal $______________ and in the Term Loan shall equal $______________ and the Assignee's Percentage shall equal ___%.

         The Assignor hereby instructs the Agent to make all payments from and including the Effective Date hereof in respect of the interest assigned hereby, directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the Effective Date of the assignment and delegation being made hereby are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees accrued up to the Effective Date, or any other payments in respect of the interest assigned hereby applicable to the period prior to the Effective Date, the Assignee will promptly remit the same to the Assignor in the same funds received by the Assignee.

         The Assignor and the Assignee agree that all interest and fees accruing from and after the Effective Date of the assignment and delegation being made hereby are the property of the Assignee, and not the Assignor. The Assignor agrees that, upon receipt of any such interest or fees accruing from and after the Effective Date or any other payments in respect of the interest assigned hereby

                                                                   EXHIBIT 10.1



applicable to the period from and after the Effective Date, the Assignor will promptly remit the same to the Assignee in the same funds received by the Assignor.

         The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits and schedules referred to therein, and all other Loan Documents which it considers necessary, together with copies of the other documents which were required to be delivered under the Credit Agreement as a condition to the making of the loans thereunder. The Assignee acknowledges and agrees that it: (a) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitment been granted and its loans been made directly by such Assignee to the Company without the intervention of the Agent, the Assignor or any other Bank; and (b) has made and will continue to make, independently and without reliance upon the Agent, the Assignor or any other Bank, and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that neither the Agent, nor the Assignor has made any representations or warranties about the creditworthiness of the Company or any other party to the Credit Agreement or any other of the Loan Documents, or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement, or any other of the Loan Documents. This assignment shall be made without recourse to or warranty by the Assignor, except as set forth herein.

         Assignee represents and warrants that it is a Person to which assignments are permitted pursuant to Sections 14.8(c) and (d) of the Credit Agreement.

         Assignor represents and warrants, as of the Effective Date, that it is the legal and beneficial owner of the interest being assigned and delegated by it hereunder and that such interest is free and clear of any pledge, encumbrance or other adverse claim or interest created by Assignor.

         Except as otherwise provided in the Credit Agreement, effective as of the Effective Date:

         (a) the Assignee: (i) shall be deemed automatically to have become a party to the Credit Agreement and the other Loan Documents, to have assumed all of the Assignor's obligations thereunder to the extent of the Assignee's percentage referred to in the second paragraph of this Assignment Agreement, and to have all the rights and obligations of a party to the Credit Agreement and the other Loan Documents, as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

         (b) the Assignor's obligations under the Credit Agreement and the other Loan Documents shall be reduced by the Percentage referred to in the second paragraph of this Assignment Agreement.

                                                                   EXHIBIT 10.1



         As used herein, the term "Effective Date" means the date on which all of the following have occurred or have been completed, as reasonably determined by the Agent:

         (1) the delivery to the Agent of an original of this Assignment Agreement executed by the Assignor and the Assignee;

         (2) the payment to the Agent, of all accrued fees, expenses and other items for which reimbursement is then owing under the Credit Agreement;

         (3) payment to the Agent of the $3,500 assignment fee referred to in Section 14.8(d)(iii) of the Credit Agreement;

         (4)      all other restrictions and items noted in Sections 14.8(c) and
                  (d) of the Credit Agreement have been completed.

         On the Effective Date the Assignee shall pay to the Assignor an amount equal to the outstanding principal amount of the indebtedness owed to it by the Company under the Agreement in respect of the interest being assigned hereby.

         The Agent shall notify the Assignor and the Assignee, along with Company, of the Effective Date.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned loans:

                  (A) Address for Notices:

                      Institution Name:

                      Address:

                      Attention:

                      Telephone:

                      Facsimile:

                  (B) Payment Instructions:

                  (C) Proposed effective date of assignment.

         The Assignor has delivered to the Agent (or is delivering to Agent concurrently herewith), the original of each Note held by the Assignor under the Credit Agreement.

                                                                   EXHIBIT 10.1


         Please evidence your consent to and acceptance of the proposed assignment and delegation set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.

                                          [ASSIGNOR BANK]


                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------

                                          [ASSIGNEE BANK]


                                          By:
                                             -----------------------------------

                                          Its:
                                              ----------------------------------


ACCEPTED AND CONSENTED TO
this____ day of _________

COMERICA BANK, as Agent


By:
   -------------------------------

Its:
    ------------------------------

                                                                   EXHIBIT 10.1



                                    EXHIBIT J

                                    GUARANTY


         This GUARANTY is made as of the 31st day of July, 1997 by each of the undersigned guarantors (the "Guarantors"), to Comerica Bank, as Agent ("Agent") for and on behalf of the Banks (as defined below).

                                    RECITALS

    A. Pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997(as amended or otherwise modified from time to time, the "Credit Agreement") by and among Aqua-Chem, Inc., a Delaware corporation (the "Company"), Agent and the banks which are named in and signatories to the Credit Agreement ("Banks"), the Banks have agreed to extend credit to Company on the terms set forth in the Credit Agreement, with such credit consisting of (i) the Revolving Credit in an aggregate amount, subject to the terms of the Credit Agreement, of up to Twenty Million Dollars ($20,00,000) at any one time outstanding, to be evidenced by the Revolving Credit Note made or to be made by the Company to the Banks ("Revolving Credit Notes"); (ii) the Swing Line in an aggregate amount, subject to the terms of the Credit Agreement, of up to Two Million Five Hundred Thousand Dollars ($2,500,000) at any one time outstanding, to be evidenced by the Swing Line Note made or to be made by Company ("Swing Line Note"); (iii) a facility for the issuance of letter(s) of credit ("Letter(s) of Credit") for the account of the Company, individually, or jointly and severally with other Account Parties pursuant to Section 3 of the Credit Agreement, subject to specified availability thereunder; and (iv) the Term Loan, in an aggregate amount, subject to the terms of the Credit Agreement of Forty Million Dollars ($40,000,000), to be evidenced by the Term Notes made by the Company to the Banks (the "Term Notes").

    B. As a condition to entering into and performing their respective obligations under the Credit Agreement, the Banks and the Agent have required that the Guarantors provide to Agent, for and on behalf of the Banks, among other guaranties, this Guaranty.

    C. Each of the Guarantors desires to see the success of the Company and, furthermore, shall receive direct and/or indirect benefits from extensions of credit made or to be made pursuant to the Credit Agreement to the Company.

    D. The Agent is acting as Agent for the Banks pursuant to Section 13 of the Credit Agreement.

    NOW, THEREFORE, as a continuing inducement to the Agent and the Banks to enter into and perform its obligations under the Credit Agreement, each of the Guarantors has executed and delivered this guaranty ("Guaranty").

                                                                   EXHIBIT 10.1


    1. Definitions. Unless otherwise provided herein, all capitalized terms used in this Guaranty shall have the meanings specified in the Credit Agreement. The term "Banks" as used herein shall include any successors or permitted assigns of the Banks, in accordance with the Credit Agreement.

    2. Guaranty. Each of the Guarantors hereby guarantees to the Banks the punctual payment to the Banks when due, whether by acceleration or otherwise, of all amounts, including, without limitation, principal, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding by such Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such a proceeding), and all other liabilities and obligations, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, which may arise under, out of, or in connection with:

         (a) any and all Revolving Credit Notes made or to be made to the order of the Banks (or any of them) by the Company, from time to time pursuant to the terms and conditions of the Credit Agreement;

         (b) the Swing Line Note made or to be made to the order of the Swing Line Bank by the Company, from time to time pursuant to the terms and conditions of the Credit Agreement;

         (c) any and all Letter of Credit Agreements executed or to be executed by the Company or the other Account Parties and any of them, from time to time pursuant to the Credit Agreement, and any Letters of Credit issued or to be issued thereunder;

         (d) any and all Term Notes made or to be made to the order of the Banks (or any of them) by the Company, from time to time pursuant to the terms and conditions of the Credit Agreement;

         (e)  any Interest Rate Protection Agreements;

         (f) all other Indebtedness (as defined in the Credit Agreement) of the Company and/or any Account Party, under or in connection with the Credit Agreement or the other Loan Documents, whether such Indebtedness is now existing or hereafter arising; and

         (g) all extensions, renewals and amendments of or to the Revolving Credit Notes, the Swing Line Note and/or the Term Notes (collectively, and any of such notes, the "Notes"), Letter of Credit Agreements, Letters of Credit, Interest Rate Protection Agreements, or such other Indebtedness, or any replacements or substitutions therefor;

whether on account of principal, interest, reimbursement obligations, fees, indemnities, and reasonable costs and expenses (including without limitation, all reasonable fees and disbursements

                                                                   EXHIBIT 10.1


of counsel to the Agent or any Bank) or otherwise, and hereby agrees that if Company shall fail to pay any of such amounts when and as the same shall be due and payable, or shall fail to perform and discharge any covenant, representation or warranty in accordance with the terms of the Notes, the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents (subject, in each case, to any applicable periods of grace or cure), each such Guarantor will forthwith pay to the Agent, on behalf of the Banks, an amount equal to any such amount or cause Company to perform and discharge any such covenant, representation or warranty, as the case may be, and will pay any and all damages that may be incurred or suffered in consequence thereof by Agent or any of the Banks and all reasonable expenses, including reasonable attorneys' fees, that may be incurred by Agent in enforcing such covenant, representation or warranty of Company, and in enforcing the covenants and agreements of this Guaranty.

    3. Unconditional Character of Guaranty. The obligations of each of the Guarantors under this Guaranty, to the full extent of its guaranty of Indebtedness hereunder, shall be absolute and unconditional, and shall be a guaranty of payment and not of collection, irrespective of the validity, regularity or enforceability of the Notes, the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents, or any provision thereof, the absence of any action to enforce the same, any waiver or consent with respect to or any amendment of any provision thereof, the recovery of any judgment against any Person or action to enforce the same, any failure or delay in the enforcement of the obligations of Company under the Notes, the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents, or any setoff, counterclaim, recoupment, limitation, defense or termination, whether with or without notice to such Guarantor. Each of the Guarantors hereby waives diligence, demand for payment, filing of claims with any court, any proceeding to enforce any provision of the Notes executed by Company, or the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents, any right to require a proceeding first against Company, or against any other guarantor or other party providing collateral, or to exhaust any security for the performance of the obligations of Company, any protest, presentment, notice or demand whatsoever, and such Guarantor hereby covenants that this Guaranty shall not be terminated, discharged or released except, subject to Section 6.5 hereof, upon final payment in full (subject to no revocation or rescission) of all amounts due and to become due from Company or any Account Party, as and to the extent described above, and only to the extent of any such payment, performance and discharge. Each of the Guarantors further covenants that no security now or subsequently held by the Agent or the Banks for the payment of the Indebtedness evidenced by the Notes made by Company, under the Credit Agreement, or for the payment of any other Indebtedness of Company, to the Agent or the Banks under the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or the other Loan Documents, whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, and no act, omission or other conduct of Agent or the Banks in respect of such security, shall affect in any manner whatsoever the unconditional obligation of this Guaranty, and that the Agent and each of the Banks, in their respective sole discretion and without notice to Company, may release, exchange, enforce, apply the proceeds of and otherwise deal with any such security without affecting in any manner the unconditional obligation of this Guaranty.

                                                                   EXHIBIT 10.1



    Without limiting the generality of the foregoing, such obligations, and the rights of the Agent to enforce the same on behalf of the Banks, by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, winding up or other proceeding involving or affecting Company, or others, or (ii) any change in the ownership of the capital stock of Company, or any other party providing collateral for any indebtedness covered by this Guaranty, or any of their respective Affiliates.

    Each of the Guarantors hereby waives to the fullest extent possible under applicable law:

         (a) any defense based upon the doctrine of marshaling of assets or upon an election of remedies by Agent or the Banks, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure;

         (b) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

         (c) any duty on the part of Agent or any of the Banks to disclose to such Guarantor any facts Agent or the Banks may now or hereafter know about the Company, regardless of whether Agent or any Bank has reason to believe that any such facts materially increase the risk beyond that which such Guarantor intends to assume or has reason to believe that such facts are unknown to such Guarantor or has a reasonable opportunity to communicate such facts to such Guarantor, since such Guarantor acknowledges that it is fully responsible for being and keeping informed of the financial condition of Company and of all circumstances bearing on the risk of non-payment of any Indebtedness hereby guaranteed;

         (d) any claim for reimbursement, contribution, exoneration, indemnity or subrogation, or any other similar claim, which such Guarantor may have or obtain against the Company, by reason of the existence of this Guaranty, or by reason of the payment by such Guarantor of any Indebtedness or the performance of this Guaranty or of any other Loan Documents, until the Indebtedness has been repaid and discharged in full and no commitment to extend any credit under the Credit Agreement or any of the Loan Documents (whether optional or obligatory), or any Letter of Credit, remains outstanding, and any amounts paid to such Guarantor on account of any such claim at any time when the obligations of such Guarantor under this Guaranty shall not have been fully and finally paid shall be held by such Guarantor in trust for Agent and the Banks, segregated from other funds of such Guarantor, and forthwith upon receipt by such Guarantor shall be turned over to Agent in the exact form received by such Guarantor (duly endorsed to Agent by such Guarantor, if required), to be applied to such Guarantor's obligations under this Guaranty, whether matured or unmatured, in such order and manner as Agent may determine; and

         (e) any other event or action (excluding compliance by such Guarantor with the provisions hereof) that would result in the discharge by operation of law or otherwise of such

                                                                   EXHIBIT 10.1


Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty.

    The Agent and each of the Banks may deal with Company, and any security held by them for the obligations of Company or any other Account Party (as aforesaid), in the same manner and as freely as if this Guaranty did not exist and the Agent shall be entitled, on behalf of Banks, without notice to the Guarantors, among other things, to grant to the Company, such extension or extensions of time to perform any act or acts as may seem advisable to such Agent (on behalf of the Banks) at any time and from time to time, and to permit the Company or any other Account Party to incur additional indebtedness to Agent, the Banks, or any of them, without terminating, affecting or impairing the validity or enforceability of this Guaranty or the obligations of the Guarantors hereunder.

    The Agent may proceed, either in its own name (on behalf of the Banks) or in the name of any of the Guarantors, or otherwise, to protect and enforce any or all of its rights under this Guaranty by suit in equity, action at law or by other appropriate proceedings, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by the Guarantors. Each and every remedy of the Agent and of the Banks shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

    No waiver or release shall be deemed to have been made by the Agent or any of the Banks of any of its rights hereunder unless the same shall be in writing and signed by all of the Banks or on behalf of the Banks by the Agent, and any such waiver shall be a waiver or release only with respect to the specific matter involved and shall in no way impair the rights of the Agent or any of the Banks or the obligations of the Guarantors under this Guaranty in any other respect at any other time.

    At the option of the Agent, any of the Guarantors may be joined in any action or proceeding commenced by the Agent against Company, or any of the other parties providing collateral for any indebtedness covered by this Guaranty in connection with or based upon the Notes made by Company, the Credit Agreement, the Letter of Credit Agreements, the Letters of Credit or any of the other Loan Documents or other Indebtedness, or any provision thereof, and recovery may be had against any such Guarantor in such action or proceeding or in any independent action or proceeding against such Guarantor, without any requirement that the Agent or the Banks first assert, prosecute or exhaust any remedy or claim against Company, and/or any of the other parties providing collateral for any Indebtedness covered by this Guaranty, or any other Indebtedness.

    As a separate, additional and continuing obligation, each of the Guarantors unconditionally and irrevocably undertakes and agrees with Agent that, should the amounts referred to in Section 2 of this Guaranty not be recoverable from such Guarantor in its capacity as a guarantor under this Guaranty for any reason whatsoever (including, without limitation, by reason of any provision of the Notes, the Credit Agreement, any Letter of Credit Agreement or Letter of Credit, or any of the other

                                                                   EXHIBIT 10.1


Loan Documents being or becoming void, unenforceable, or otherwise invalid under any applicable law) then, notwithstanding any knowledge thereof by the Agent and the Banks or any of them at any time, such Guarantor as sole, original and independent obligor, upon demand by Agent, will make payment to Agent of all such amounts by way of a full indemnity.

    4. Representations and Warranties. Each of the Guarantors (a) ratifies, confirms and, by reference thereto (as fully as though such matters were expressly set forth herein), represents and warrants with respect to itself those matters set forth in Sections 7.1, 7.3, 7.4, 7.5, 7.6, 7.8, 7.9, 7.11,
7.12 through 7.19, inclusive, of the Credit Agreement, and (b) agrees not to engage in any action or inaction, the result of which would cause a violation of any term or condition of the Credit Agreement.

    5. Collateral for Guaranty. The obligations of the Guarantors under this Guaranty shall be secured by (i) in the case of each Guarantor which is a Domestic Subsidiary of the Company, the Security Agreement and, if applicable, a Pledge Agreement, executed and delivered by each of such Guarantors to Agent, pursuant to the Credit Agreement, and (iii) in the case of the Guarantor which is the Parent of the Company, by the Parent Pledge Agreement together with such other Loan Documents as are required to be executed and delivered by one or more of the Guarantors concurrently with or subsequent to the date hereof, all pursuant to the terms and conditions of the Credit Agreement and/or any of the other Loan Documents.

    6.   Miscellaneous.

         6.1 Governing Law. This Guaranty has been delivered in Michigan and shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and be enforceable in, the State of Michigan (without regard to its conflict of laws provisions), each of the Guarantors hereby consenting to the jurisdiction of state and all federal courts sitting in such state.

         6.2 Severability. If any term or provision of this Guaranty, or the application thereof to any circumstance, shall, to any extent, be invalid or unenforceable, the remainder of this Guaranty, or the application of such term or provision to circumstances other than those as to which it is held invalid or unenforceable, as the case may be, shall not be affected thereby, and each term, provision and obligation of this Guaranty shall be valid and enforceable to the fullest extent permitted by law.

         6.3 Notice. All notices and other communications to be made or given pursuant to this Guaranty shall be sufficient if made or given in conformity with Section 14.6 of the Credit Agreement.

         6.4 Right of Offset. Each of the Guarantors acknowledges the rights of the Agent and of each of the Banks, upon the occurrence and during the continuance of an Event of Default, to offset against the Indebtedness of such Guarantor to the Banks under this Guaranty, any amount

                                                                   EXHIBIT 10.1


owing by the Agent or the Banks, or either or any of them to such Guarantor, whether represented by any deposit of such Guarantor with the Agent or any of the Banks or otherwise.

         6.5 Release. Upon the satisfaction of the obligations of the Guarantors hereunder, and when the Guarantors are not subject to any obligation under the Credit Agreement or any of the other Loan Documents, the Agent shall deliver to the Guarantors, upon written request therefor, a written release of this Guaranty; provided however that the effectiveness of this Guaranty shall continue or be reinstated, as the case may be, in the event that any payment received or credit given by the Agent or the Banks, or any of them, is returned, disgorged, rescinded or required to be recontributed to any party as an avoidable preference, impermissible setoff, fraudulent conveyance, restoration of capital or otherwise under any applicable state, federal or national law of any jurisdiction, including without limitation laws pertaining to bankruptcy or insolvency, and this Guaranty shall thereafter be enforceable against the Guarantors as if such returned, disgorged, recontributed or rescinded payment or credit had not been received or given by the Agent or the Banks, and whether or not the Agent or any Bank relied upon such payment or credit or changed its position as a consequence thereof.

         6.6 Amendments. The terms of this Guaranty may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except as provided herein and in accordance with the Credit Agreement. In accordance with
Section 8.20 of the Credit Agreement, all Subsidiaries of the Company created or otherwise acquired after the Effective Date shall become obligated as Guarantors hereunder (each as fully as though an original signatory hereto) by executing and delivering to Agent and the Banks that certain joinder agreement in the form attached to this Guaranty as Exhibit A.

         6.7 Consent to Jurisdiction. Each of the Guarantors and each of the Agent and the Banks (by accepting the benefits hereof) hereby irrevocably submit to the non-exclusive jurisdiction of any United States Federal Court or Michigan state court sitting in Detroit, Michigan in any action or proceeding arising out of or relating to this Guaranty and each of the Guarantors and the Agent and the Banks hereby irrevocably agree that claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Michigan state court. Each of the Guarantors irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to such Guarantor at its address specified on the signature page hereto or by certified mail directed to such address or such other address as may be designated by the Guarantor in a notice to the other parties that complies as to delivery with the terms of Section 6.3. Nothing in this Section shall affect the right of the Banks and the Agent to serve process in any other manner permitted by law or limit the right of the Banks or the Agent (or any of them) to bring any such action or proceeding against any of the Guarantors or any of its or their property in the courts of any other jurisdiction. Each of the Guarantors hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.

                                                                   EXHIBIT 10.1



         6.8 Joint and Several Obligation, etc. The obligation of each of the Guarantors under this Guaranty shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced against each severally, any two or more jointly, or some severally and some jointly. Any one or more of the Guarantors may be released from its obligations hereunder with or without consideration for such release and the obligations of the other Guarantors hereunder shall be in no way affected thereby. Agent, on behalf of Banks, may fail or elect not to prove a claim against any bankrupt or insolvent Guarantor and thereafter, Agent and the Bank may, without notice to any Guarantors, extend or renew any part or all of any indebtedness of any of the Guarantors, and may permit any of the Guarantors to incur additional indebtedness, without affecting in any manner the unconditional obligation of the remaining Guarantors. Such action shall not affect any right of contribution among the Guarantors.

         6.9 WAIVER OF JURY TRIAL. THE BANKS (BY ACCEPTING THE BENEFITS HEREOF), THE AGENT (BY ACCEPTING THE BENEFITS HEREOF) AND EACH OF THE GUARANTORS AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE BANKS, THE AGENT, NOR ANY OF THE GUARANTORS SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE BANKS AND THE AGENT OR THE GUARANTORS EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

         6.10 Limitation under Applicable Insolvency Laws. Notwithstanding anything to the contrary contained herein, it is the intention of each of the Guarantors, Agent and the Banks that the amount of each Guarantor's obligations hereunder shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the extent that a Guarantor's obligations hereunder or any payment made pursuant thereto would, but for the operation of the foregoing proviso, be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of such Guarantor's obligations hereunder shall be limited to the largest amount which, after effect thereto, would not, under Applicable Insolvency Laws, render such Guarantor's respective obligations hereunder unenforceable or avoidable or subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made hereunder exceeds the limitation contained in this Section 6.10, then the amount of such excess shall, from and after the time of payment by the

                                                                   EXHIBIT 10.1


Guarantors (or any of them), be reimbursed by the Banks upon demand by such Guarantor. The foregoing proviso is intended solely to preserve the rights of the Agent and the Banks hereunder against the Guarantors to the maximum extent permitted by Applicable Insolvency Laws and neither Company nor any Guarantor nor any other Person shall have any right or claim under this Section 6.10 that would not otherwise be available under Applicable Insolvency Laws. To effectuate the foregoing, the parties to this Agreement acknowledge and agree that the provisions of this Section 6.10 only apply to Guarantors which are Domestic Subsidiaries of the Company.

                     [signature follows on succeeding page]

                                                                   EXHIBIT 10.1


    IN WITNESS WHEREOF, the undersigned each of the Guarantors has executed this Guaranty as of the date first above written.


                                           RUSH CREEK, LLC,
                                           a Wisconsin limited liability company


                                           By:__________________________________

                                           Its:_________________________________



                                           CB-KRAMER SALES AND SERVICE, INC., A
                                           DELAWARE CORPORATION



                                           By:__________________________________

                                           Its:_________________________________















                                                       Signature Page Guaranty

                                                                    EXHIBIT 10.1


                                    EXHIBIT A
                                   to Guaranty
                                JOINDER AGREEMENT


    THIS JOINDER AGREEMENT is dated as of ______________, 199_ by _____________________, a ______________________ corporation ("New Guarantor").

    WHEREAS, pursuant to Section 8.20 of that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement") by and among Aqua-Chem, Inc. ("Company"), the Banks signatory thereto and Comerica Bank, as Agent for the Banks (in such capacity, "Agent"), and pursuant to Section 6.6 of that certain Guaranty dated as of July 31, 1997 (as amended or otherwise modified from time to time the "Guaranty") executed and delivered by the Guarantors named therein ("Guarantors") in favor of Agent, for and on behalf of the Banks, the New Guarantor must execute and deliver a Joinder Agreement in accordance with the Credit Agreement and the Guaranty.

    NOW THEREFORE, as a further inducement to Banks to continue to provide credit accommodations to Company and the Account Parties (as defined in the Credit Agreement), New Guarantor hereby covenants and agrees as follows:

    1. All capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless expressly defined to the contrary.

    2. New Guarantor hereby enters into this Joinder Agreement in order to comply with Section 8.20 of the Credit Agreement and Section 6.6 of the Guaranty and does so in consideration of the Advances made or to be made from time to time under the Credit Agreement (and the other Loan Documents, as defined in the Credit Agreement), from which New Guarantor shall derive direct and indirect benefit as with the other Guarantors (all as set forth and on the same basis as in the Guaranty).

    3. New Guarantor shall be considered, and deemed to be, for all purposes of the Credit Agreement, the Guaranty and the other Loan Documents, a Guarantor under the Guaranty as fully as though New Guarantor had executed and delivered the Guaranty at the time originally executed and delivered under the Credit Agreement and hereby ratifies and confirms its obligations under the Guaranty, all in accordance with the terms thereof.

    4. No Default or Event of Default (each such term being defined in the Credit Agreement) has occurred and is continuing under the Credit Agreement.

    5. This Joinder Agreement shall be governed by the laws of the State of Michigan and shall be binding upon New Guarantor and its successors and assigns.

                                                                    EXHIBIT 10.1



    IN WITNESS WHEREOF, the undersigned New Guarantor has executed and delivered this Joinder Agreement as of __________________, 199__.


                                                [NEW GUARANTOR]



                                                By:_____________________________

                                                Its:____________________________

                                                                    EXHIBIT 10.1


                               SECURITY AGREEMENT


    This SECURITY AGREEMENT ("Security Agreement") is made as of this 31st day of July, 1997 by and among Aqua-Chem, Inc., a Delaware corporation (the "Company"), CB - Kramer Sales and Service, Inc., a Delaware corporation, and such other persons or entities which from time to time become parties hereto (collectively, including the Company, the "Debtors" and individually each a "Debtor") and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

                                    RECITALS


    A. WHEREAS, Pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company of the Revolving Credit, the Swing Line, the Term Loan and to provide for the issuance of Letters of Credit for the account of Debtor, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

    B. WHEREAS, each of the Debtors (other than the Company) has executed and delivered a guaranty (as amended or otherwise modified from time to time, the "Guaranty") of the obligations of the Company under the Credit Agreement; and

    C. WHEREAS, the obligations of the Company under the Credit Agreement and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement.

    NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

    I.   Creation of Security Interest

    As security for the Indebtedness (hereinafter defined), each Debtor hereby pledges and grants to Secured Party, as Agent for and on behalf of Banks, a security interest in the following described property of Debtor (the "Collateral"):

         (a) all inventory, goods (including returned or repossessed goods and all goods the sale of which gives rise to accounts receivable, contract rights, chattel paper, general intangibles or instruments), merchandise and other personal property, in each case whether

                                                                    EXHIBIT 10.1


    now owned or hereafter produced, manufactured or acquired by such Debtor which are held for sale or lease or are furnished or to be furnished under a contract of service or are raw materials, work in process or materials used or consumed or to be used or consumed in such Debtor's business;

         (b) all accounts; accounts receivable; contract rights; general intangibles; chattel paper and instruments (including without limitation instruments evidencing any obligation to such Debtor for payment for goods sold or leased or services rendered or otherwise); tax refunds; goodwill; licenses, permits and privileges; customer lists; rights of indemnification;

         (c) all machinery, equipment, furniture and other tangible personal property and fixtures of such Debtor, together with all accessions, additions, accessories, parts and equipment now or hereafter affixed thereto or used in connection therewith;

         (d) all patents, trademarks and other intellectual property and proprietary rights, including without limitation those items of property listed in Schedule 1 hereto;

         (e)  all Intercompany Notes issued in favor of such Debtor; and

         (f) all deposit accounts of such Debtor and all amounts in any lockbox or in any collateral account, including all funds on deposit therein, all investments arising out of such funds, all claims thereunder or in connection therewith, and all cash, instruments, securities, rights and other property at any time and from time to time received, receivable, or otherwise distributed in respect of such accounts, such funds or such investments;

whether any such property is now owned or hereafter acquired or existing by such Debtor, and all records (including computer software) pertaining to the foregoing, and all substitutions for, all proceeds and all products of the foregoing, including insurance proceeds, to the fullest extent permitted by law, subject in each case only to the Permitted Liens. The pledge and grant of a security interest in proceeds hereunder shall not be deemed to give such Debtor any right to dispose of any of the Collateral. Nothing contained herein shall be deemed to be an assignment of any "intent to use" trademark application.

    II.  Debtors' Obligations

    A. Payment of Secured Indebtedness. The security interest created herein by each Debtor is given as security for the discharge and performance of the following obligations: all of such Debtor's obligations contained in or arising under or in connection with the Credit Agreement, any Note, the Guaranty, any Interest Rate Protection Agreements, any other Loan Document or any other document or instrument executed in connection therewith, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due to become due, together with interest thereon; and also as security for all other indebtedness and liabilities, whether direct, indirect, absolute or contingent, owing by such Debtor to the Banks in any manner and at any

                                                                    EXHIBIT 10.1


time pursuant to the Credit Agreement, whether due or hereafter to become due, now owing or that may hereafter be incurred by such Debtor to or acquired by the Banks, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Indebtedness").

    B. Protection of Collateral. Each Debtor shall take any and all reasonable steps required to protect the Collateral, and in pursuance thereof, each such Debtor agrees that:

         (1) The Collateral will not be misused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use or to the extent no longer useful or necessary to such Debtor's business, and will at all times be maintained in accordance with the applicable terms of the Credit Agreement.

         (2) The Collateral described in Section I.(a) will be insured with insurance coverage by financially sound and reputable insurers and in such forms and amounts and against such risks as prudent business judgment and then current practice would dictate for companies or professional enterprises engaged in the same or a similar business and owning and operating similar properties. In the case of all such insurance policies, each such Debtor shall designate the Secured Party, on behalf of Banks, as mortgagee and loss payee and such policies shall provide that any loss be payable to each such Debtor and Secured Party, on behalf of Banks, as mortgagee and loss payee, as their respective interests may appear. Further, upon the request of the Secured Party acting at the request of the Banks, each such Debtor shall deliver copies of all said policies, including all endorsements thereon and those required hereunder, to Secured Party; and each such Debtor assigns to Secured Party, on behalf of Banks, as additional security hereunder, all its rights to receive proceeds of insurance with respect to the Collateral. All such insurance shall, by its terms, provide that no cancellation, lapse (including without limitation any lapse for non-payment of premiums) or material change in coverage shall become effective until thirty
(30) days after receipt by Secured Party of written notice from the applicable carrier. Each Debtor further shall provide Secured Party upon request with evidence reasonably satisfactory to Secured Party that each such Debtor is at all times in compliance with this paragraph. During the continuance of an Event of Default, Secured Party may act as each such Debtor's attorney-in-fact in obtaining, adjusting, settling and compromising such insurance and endorsing any drafts. Upon default in this covenant, Secured Party may procure such insurance and its costs therefor shall be charged to Company, payable on demand, with interest at the highest rate set forth in the Credit Agreement and added to the Indebtedness secured hereby. The disposition of proceeds of any insurance on the Collateral ("Insurance Proceeds") shall be governed by the following:

         (i) provided that no Event of Default has occurred and is continuing hereunder, (a) if the amount of Insurance Proceeds in respect of any loss or casualty does not exceed Five Hundred Thousand Dollars ($500,000), such Debtor shall be entitled, in the event of such loss or casualty, to receive all such Insurance Proceeds and to apply the same toward the replacement of the Collateral affected thereby; and (b) if the amount of Insurance

                                                                    EXHIBIT 10.1


    Proceeds in respect of any loss or casualty exceeds Five Hundred Thousand Dollars ($500,000), such Insurance Proceeds shall be paid to and received by Secured Party, for release to such Debtor for the replacement of the Collateral affected thereby or, upon written request of such Debtor (accompanied by reasonable supporting documentation), for such other use or purpose as approved by the Majority Banks, in their reasonable discretion, it being understood and agreed in connection with any release of funds under this subparagraph (B), that the Secured Party and Majority Banks may impose reasonable and customary conditions on the disbursement of such Insurance Proceeds; and

         (ii) if an Event of Default has occurred or is continuing hereunder, all Insurance Proceeds in respect of any loss or casualty shall be paid to and received by the Secured Party, to be applied by the Secured Party against the Indebtedness and/or to be held by the Secured Party as cash collateral for the Indebtedness, as the Majority Banks may direct in their sole discretion.

         (3) The Collateral (except inventory currently under lease) is located in the premises set forth on Schedule II, and will not be moved to premises other than those set forth on Schedule II, and such other locations with respect to which each such Debtor shall have executed and delivered to Secured Party all financing statements and other documents and instruments necessary to perfect or continue the perfection of the Secured Party's security interest in the Collateral. Subject to the applicable terms of the Credit Agreement, upon request therefor by the Secured Party, each such Debtor will inform the Secured Party in writing of the whereabouts of the Collateral and Debtor will promptly arrange for any inspections requested by the Secured Party, on behalf of Banks;

         (4) Each such Debtor shall comply with all applicable laws, rules, ordinances, regulations and orders of any governmental authority, whether federal, state, local or foreign in effect from time to time with respect to the Collateral, to the full extent required under the Credit Agreement.

         (5) Secured Party, on behalf of the Banks, may, subject to the applicable terms of the Credit Agreement, examine and inspect the Collateral at any time wherever located.

    C.   Protection of Security Interest. Each Debtor agrees that:

         (1) Except as permitted by the Credit Agreement, it will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein or offer to do so (other than the sale or lease of inventory in the ordinary course of business and the sale or other disposition of worn-out or other unusable items of tangible personal property or items no longer useful to or necessary in each such Debtor's business) without the prior written consent of Secured Party, given at the written direction or with the written approval of Banks, and will not create, incur, assume or suffer to exist any mortgage, pledge, encumbrance, security interest, lien or charge of any kind upon any

                                                                    EXHIBIT 10.1



of the Collateral (or any interest therein or portion thereof), other than in favor of Secured Party, on behalf of the Banks and liens permitted under the Credit Agreement.

         (2) It will, to the full extent required under the Credit Agreement, pay all taxes including, without limitation, any maintenance fees payable on any registered patents and any fees in connection with any required filings in connection with any pending or registered trademarks, assessments, governmental charges and levies upon the Collateral or for its use or operation.

         (3) It will sign and execute alone or with Secured Party any financing statement or other document (including without limitation, filings required in connection with any pending or registered trademark) or procure any documents and pay all connected costs, necessary to protect the security interest under this Security Agreement against the rights or interests of third persons.

         (4) It will reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default of Debtor which Secured Party elects to remedy pursuant to its rights under Paragraph IV hereof.

         (5)  It will,

            (i) subject to Section 8.6 of the Credit Agreement, allow Secured Party, or any Bank, to examine, audit and inspect such Debtor's books, accounts, and other records relating to the Collateral wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers;

            (ii) punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral document, pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Indebtedness, or any part thereof;

            (iii) perform its obligations under and comply with the terms and provisions of the Credit Agreement and the other Loan Documents to which it is or may become a party;

            (iv) keep, at the addresses designated on Schedule II and such additional addresses as may be provided from time to time for its records, all records concerning the Collateral, which records will be of such character as will enable Secured Party or its designees to determine at any time the status of the Collateral;

            (v) give Secured Party not less than 30 days prior written notice of all contemplated changes in such Debtor's name, legal structure, or chief executive office, or in the location of the Collateral or such Debtor's records concerning same and, prior to making any such changes, file or cause to be filed all financing statements or amendments

                                                                    EXHIBIT 10.1



    or other documents or instruments determined by Secured Party to be necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral in accordance with the terms hereof;

            (vi) promptly furnish Secured Party with any information in writing which Secured Party may reasonably request concerning the Collateral;

            (vii) to the extent required under the Credit Agreement, promptly notify Secured Party of any material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the Secured Party, appear in and defend, at such Debtor's expense, any such action or proceeding;

            (viii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party pursuant to and in accordance with the Credit Agreement in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof, and in enforcing the security interest created herein; and

            (ix) allow Secured Party, upon and so long as there exists any Default or Event of Default, to correspond with its account debtors to confirm its accounts receivable and Obligors under any contracts.

         (6) With respect to any Collateral of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, such Debtor will forthwith upon demand by Secured Party execute and deliver to Secured Party on behalf of Banks, whatever documentation the Secured Party or the requisite Banks shall reasonably deem necessary or proper for such purpose. Should any covenant, duty or agreement of such Debtor fail to be performed in accordance with its terms hereunder resulting in an Event of Default, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of such Debtor, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Indebtedness, and, at the request of Secured Party, such Debtor agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate at which interest accrues on amounts after the same become due pursuant to the terms of the Credit Agreement, from the date of such expenditure by Secured Party until paid. With respect to any Collateral (other than goods) in which such Debtor acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, upon request of the Secured Party or the Majority Banks, such Debtor agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein.

                                                                    EXHIBIT 10.1



         (7) It will hold the proceeds of any of the Collateral (including accounts receivable and contracts) which is sold other than in the ordinary course of such Debtor's business (or otherwise as permitted under the Credit Agreement or this Agreement, subject to the terms thereof) in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and, after and during the continuance of an Event of Default, will deliver such proceeds to Secured Party immediately upon its request.

         (8) It will not, except as permitted under the Credit Agreement, grant any rebate, refund, allowance or credit on any account receivable, or on any amounts due under any accounts receivable, other than in the ordinary course of business, without Secured Party's prior written consent.

         (9) If Secured Party, acting in its sole discretion, redelivers any Collateral to such Debtor or such Debtor's designee for the purpose of (i) the ultimate sale or exchange thereof, or (ii)presentation, collection, renewal, or registration of transfer thereof, or (iii) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing therewith preliminary to sale or exchange; such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Banks, specifically so agrees in writing. If such Debtor requests any such redelivery, such Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.

         (10) Subject to the applicable terms of the Credit Agreement, Debtor shall take any and all other steps reasonably required under applicable law to perfect the lien and security interest established hereby in favor of Secured Party, on behalf of the Banks, including without limitation the execution, delivery and/or performance of appropriate acknowledgments, governmental acknowledgments, registrations or approvals, financing statements and other documents and instruments, and the registration, recording and/or filing of such instruments with such Persons and in such jurisdictions as necessary to perfect the security interest and lien established hereby.

    III. Default

    The terms "Default" and "Event of Default", as used herein, shall mean the occurrence of a Default or an Event of Default, as the case may be, under the Credit Agreement.


    IV.  Secured Party's Rights and Remedies.

    In addition to its rights and remedies under the Credit Agreement and the other Loan Documents, and under applicable law, Secured Party shall have available to it the following rights and remedies upon occurrence and during the continuance of an Event of Default:

                                                                    EXHIBIT 10.1



    A. Right to Discharge Debtor's Obligations. Secured Party may, with the approval of the Majority Banks, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral in violation of the terms hereof, whether senior or junior to the security interest herein granted, may remedy or cure any default of a Debtor under the terms of any lease, rental agreement, land contract or other document which in any way pertains to or affects such Debtor's title to or interest in any of the Collateral, may pay for insurance on the Collateral, and may pay for the maintenance and preservation of the Collateral, unless such Debtor is contesting in good faith such obligations, and such Debtor agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, with interest, which payments and expenses shall be secured by the Collateral.

    B. Remedies and Enforcement. Secured Party shall have and may exercise, at the direction or with the approval of the Majority Banks, any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Michigan or other applicable uniform commercial code (or other applicable law), to the full extent permitted by applicable law, on the date of this Security Agreement or the date of such Debtor's default, together with any and all other rights and remedies otherwise provided and available to Secured Party by applicable law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or substitution for those rights, Secured Party may, at the direction or with the approval of the Majority Banks, or with respect to subparagraph (3) below), all of the Banks:

         (1) Enter upon such Debtor's premises to take possession of, assemble, collect and/or dispose of the Collateral and, if Secured Party elects to do, to apply any of the Collateral against any of the Indebtedness secured hereby;

         (2) Require such Debtor to assemble the Collateral and make it available at a place Secured Party designates to allow Secured Party to take possession or dispose of the Collateral;

         (3) Waive any default, or remedy any default, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default;

         (4) Without any notice to Debtor, notify any parties obligated on any of the Collateral to make payment to the Secured Party, on behalf of the Banks, of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) the indebtedness thereunder or evidenced thereby. Upon request of the Secured Party, Debtor will, at its own expense, notify any parties obligated to Debtor on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder, and indicate on all

                                                                    EXHIBIT 10.1



         billings to such account debtors that their accounts must be paid to or as directed by Secured Party. Debtor agrees that neither Secured Party nor the Banks shall be liable for any loss or damage which Debtor suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Security Agreement, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party not related to or affiliated with Debtor arising out of or in connection with the processing of items (excluding only the claims of such third parties in connection with the processing of items based solely upon the gross negligence or willful misconduct of Secured Party) or the exercise of any other rights or remedies hereunder. Debtor further agrees to indemnify and hold Secured Party and the Banks harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorneys' fees, excepting only those claims, demands and actions arising solely as a result of the gross negligence or willful misconduct of Secured Party or any of the Banks;

                  (5) Appoint any officer or agent of Secured Party as Debtor's true and lawful proxy and attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable so long as such Event of Default is continuing); to endorse such Debtor's name or any of its officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to the Banks; to sign and endorse the name of such Debtor and/or any of its officers or agents upon any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and any instrument or document relating thereto or to such Debtor's rights therein; to execute on behalf of such Debtor any financing statements, amendments, subordinations or other filings pursuant to the Credit Agreement, this Security Agreement or the other Loan Documents; such Debtor hereby granting unto Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of Debtor, full power to do any and all things necessary to be done in and about the premises as fully and effectually as Debtor might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an interest and shall be irrevocable for the entire term of the Credit Agreement, the Notes and all transactions thereunder and thereafter as long as any Indebtedness or any of the commitments to lend (whether optional or obligatory) remain outstanding. The Secured Party shall have full power to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of such Debtor, provided that Secured Party shall act in a commercially reasonable manner.

                                                                    EXHIBIT 10.1



         C.       Right of Sale.

                  (1) Each Debtor agrees that upon the occurrence and continuance of an Event of Default, Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance. Each Debtor agrees that notice of such sale sent to such Debtor's address, as set forth on the signature pages attached hereto, by certified or registered mail sent at least five (5) Business Days prior to such sale, shall constitute reasonable notice of sale. The foregoing shall not require notice if none is necessary under applicable law. The proceeds of sale shall be applied in the following order:

                         (i) to all reasonable costs and charges incurred by
                  Secured Party in the taking and causing the removal and sale of said property, including such reasonable attorneys' fees as shall have been incurred by Secured Party;

                        (ii) to the Indebtedness, including without limitation
                  all accrued interest thereon, premiums and make whole amounts, if any, in the order set forth in the Credit Agreement; and

                       (iii) any surplus of such proceeds remaining shall be
                  paid to such Debtor, or to such other party who shall lawfully be entitled thereto.

                  (2) At any sale or sales made pursuant to this Security Agreement or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of the Secured Party or its assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. At any such sale, the Secured Party may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, or assigns.

         D. Miscellaneous. Secured Party shall have the right at all times to enforce the provisions of this Security Agreement, on behalf of Banks, in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party or any of the Banks in refraining from so doing at any time or times. The failure of Secured Party or any of the Banks at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Security Agreement or as having in any way or manner modified the same. All rights and remedies of Secured Party and Banks hereunder shall be cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

         VI.      Representations, Warranties and Covenants of Debtors.

                                                                   EXHIBIT 10.1



         Each Debtor represents and warrants, and, after the date hereof, covenants so long as any of the Credit Agreement, the Notes or Letter of Credit Agreements remain in effect, that:

         A. Such Debtor's chief executive office and principal place of business are set forth in Schedule III hereto, and such Debtor has not maintained its chief executive office and principal place of business at any other location since March 1, 1997;

         B. Each other location where Debtor maintains a place of business is set forth on Schedule IV;

         C. No financing statement covering the Collateral, or any part thereof, has been or will be filed with any filing officer, except as permitted under the Credit Agreement.

         D. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been or will be made and no security interest, other than the one created hereby or pursuant to security agreements and pledges previously made in favor of Secured Party on behalf of the Banks, has or will be attached or has been or will be perfected in the Collateral or in any part thereof, except as permitted under the Credit Agreement.

         E. No material dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral (excluding accounts, accounts receivable and rights to payment for services rendered), except as permitted under the Credit Agreement.

         F. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, such Debtor will be the lawful owner thereof with the right to transfer any interest therein (except for such interests which in the aggregate would not have a Material Adverse Effect), such Collateral is free and clear of all liens other than the one created hereby or permitted by the Credit Agreement and that such Debtor will make such further assurances to prove its title to the Collateral as may be reasonably required, will keep such Collateral free and clear of all liens other than the one created hereby and liens permitted by the Credit Agreement, and will take such action to defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by such Debtor to Secured Party of Collateral, or financing statements covering any Collateral shall constitute a representation and warranty by such Debtor under this Security Agreement that, with respect to such Collateral, and each item thereof, such Debtor is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct in all material respects.

         G. The representations and warranties contained in any of the Credit Agreement and the Guaranty are incorporated by reference herein and are all made as of the date hereof.

         H. It shall, if applicable, contemporaneously with the execution and delivery of this Agreement, execute and deliver to the Agent an Agreement (Trademark) in the form of Exhibit A hereto, and shall execute and deliver to the Agent any other document required to acknowledge or

                                                                   EXHIBIT 10.1



register or perfect the Agent's and the Banks' interest in any of the Collateral described in Section I(d).

         VII.     Mutual Agreements.

         Each Debtor and Secured Party mutually agree as follows:

         A. "Debtor" and "Secured Party" as used in this Security Agreement include the successors and permitted assigns of those parties.

         B. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this Security Agreement shall be that of the State of Michigan.

         C. This Security Agreement includes all amendments and supplements hereto and all assignments hereof, provided, that such Debtor and Secured Party shall not be bound by any amendment hereto unless such amendment is expressed in a writing executed by each of them.

         D. All capitalized or other terms not specifically defined herein are used as defined in the Credit Agreement. To the extent not inconsistent therewith, all such terms shall also be construed in conformity with the Michigan or other applicable Uniform Commercial Code.

         E. The security interest granted under this Security Agreement shall be a continuing security interest in every respect (whether or not the outstanding balance of the Indebtedness is from time to time temporarily reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect for the entire duration that the Credit Agreement remains in effect and until all of the Indebtedness is repaid and discharged in full, and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement or any of the Notes remains outstanding.

         F. THE PARTIES HERETO ACKNOWLEDGE THAT THIS SECURITY AGREEMENT IS SUBJECT TO THE MUTUAL WAIVER OF JURY TRIAL
CONTAINED IN THE APPLICABLE PROVISIONS OF THE CREDIT AGREEMENT
AND THE GUARANTY, AS APPLICABLE.

         G. Each of the Debtors hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal Court or Michigan state court sitting in Detroit, Michigan in any action or proceeding arising out of or relating to this Security Agreement and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal Court or Michigan state court. Each Debtor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to such Debtor at its address specified in Schedule II hereto or by certified mail directed to such address. Nothing in this paragraph shall affect the right of the Banks and the Secured Party to serve process in any other manner permitted by law or limit the right

                                                                 EXHIBIT 10.1




of the Banks or the Secured Party (or any of them) to bring any such action or proceeding against any of the Debtors or any of its or their property in the courts of any other jurisdiction. Each of the Debtors hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.



                     [SIGNATURES FOLLOW ON SUCCEEDING PAGES]

                                                                 EXHIBIT 10.1




         IN WITNESS WHEREOF, each of the undersigned Debtors and Secured Party have executed this Security Agreement as of the day and year first above written.

                             DEBTORS:

                             AQUA-CHEM, INC.



                             By:__________________________________

                             Its:__________________________________



                             CB - KRAMER SALES AND SERVICE,
                             INC.



                             By:___________________________________

                             Its:___________________________________




ACCEPTED BY SECURED PARTY:

COMERICA BANK, as Agent for the Banks



By:______________________________________

Its:______________________________________




                                                         Signature Page
                                                     Security Agreement

                                                                 EXHIBIT 10.1




                                        The undersigned are executing a
                                        counterpart hereof for purposes of
                                        becoming parties hereto:



                                        [FUTURE SUBSIDIARY]



                                        By:__________________________________

                                        Its:__________________________________

                                                                    EXHIBIT 10.1



                                   SCHEDULE I

                              Intellectual Property


                                                   ATTACHMENT 1
                                                        to
                                                      Agreement
                                                     (Trademark)

Item A.           Trademarks


                              REGISTERED TRADEMARKS

Country           Trademark                                   Registration No.

U.S.              AC Stylized Letters                         932,238
                  AC-1                                        1,083,076
                  AC-2                                        1,089,496
                  AC-240                                      1,246,171
                  AC-3                                        1,092,594
                  AC-4                                        1,092,037
                  AC-5                                        1,083,075
                  AC-50                                       1,224,728
                  AC-60                                       1,224,726
                  AC-7                                        1,237,931
                  AC-70                                       1,246,136
                  AC-75                                       1,237,930
                  AC-8                                        1,094,147
                  AC-80                                       1,246,135
                  AC-85                                       1,224,725
                  AC-90                                       1,246,137
                  ACRO-PAC                                    1,261,625
                  AMERICAN BOILER &
                    CONTROL COMPANY                           1,239,852
                  AQUA-CHEM                                   1,307,927
                  AQUA-CHEM                                     766,376
                  BOILERMATE                                    708,411
                  TOTAL PROTECTION PLAN
                    CB and Design                             1,690,519
                  CB                                            987,858
                  CB-HAWK                                     1,717,786

                                                                    EXHIBIT 10.1



                  CB-HAWK and Design                          1,715,306
                  CLEAVER BROOKS HIGH
                    EFFICIENCY EXL                            1,673,210
                  CLEAVER BROOKS
                    and Design                                1,418,155
                  CLEAVER BROOKS
                    and Design                                1,415,740
                  CLEAVER-BROOKS



                    Stylized Letters                          575,242
                  MONITOR                                     697,452
                  CLEAVER BROOKS
                    and Design                                659,832
                  DATA 1                                      1,352,559
                  "EU" and Design                             1,947,815
                  Design Only                                 1,416,407
                  HEV-E-DUTY                                  721,008
                  HEV-E-OIL                                   512,817
                  HIGHLANDER                                  763,507
                  IBC and Design                              1,229,404
                  IBC and Design                              1,229,405
                  IC and Design                               1,529,586
                  PARACOIL
                    Stylized Letters                          780,316
                  PEAK TEMP and Design                        781,399
                  PROGRESS                                    655,506
                  SPRAY-FILM                                  822,373
                  SPRAYMASTER                                 892,464
                  SYNCHROFIRE                                 1,365,446


                         PENDING TRADEMARK APPLICATIONS

Country           Trademark                                   Serial No.

U.S.              ORBIS                                       75/256,114


                   EXPIRED, ABANDONED OR CANCELLED TRADEMARKS

Country           Trademark                         Registration No./Serial No.

U.S.              SENS-OR-TRIM                                1,125,158
                  AQUA-CHEM                                   963,945

                                                                    EXHIBIT 10.1


                  Flame in Hand
                    Circle Logo                               588,997
                  EU W/Global Design                          74/291,027
                  PERFORMER SERIES                            74/442,454
                  WATER-PRO                                   1,370,006


                      TRADEMARK APPLICATIONS IN PREPARATION

Country           Trademark                                   Products/Services

U.S.              CENTRE FIRE
                  EFD
                  EFE
                  ENHANCED FILM

Item B.           Trademark Licenses


None

                                                                    EXHIBIT 10.1

                                                                    Attachment 1
                                                           to Agreement (Patent)

Patents (including letters patent and applications for letters patent):


Country                       Patent                        Patent No.                    Issue Date
-------                       ------                        ----------                    ----------
U.S.                          Integrated                    5,335,628                     8/9/94
                              boiler/fuel
                              cell system

U.S.                          Membrane                      5,348,651                     9/20/94
                              simulator

U.S.                          Multiple-                     5,522,696                     6/4/96
                              shutter
                              throttle
                              characterizati
                              on assembly
                              for burners

U.S.                          Scale                         4,713,195                     12/15/87
                              inhibitor

U.S.                          Fine Gas                      4,559,305                     04/21/87
                              recirculation
                              system for
                              fire tube
                              boilers and
                              burner

U.S.                          Air atomizing                 5,344,311                     9/6/94
                              system for oil
                              burners





Patent licenses:

                                                                    EXHIBIT 10.1

License between Y.T. Li Engineering, Inc. and Aqua-Chem, Inc. dated
July 27, 1995


Country       Patent                  Patent No.                    Issue Date
-------       ------                  ----------                    ----------
U.S.          Distillation            4,441,963                     4/10/84
              apparatus

U.S.          Wobble tube             4,618,399                     10/21/86
              evaporator

U.S.          Orbital drive           4,762,592                     8/9/88
              evaporator

U.S.          Orbital tube            5,221,439                     6/22/93
              evaporator

U.S.          Orbital type            5,363,660                     11/15/94
              freezing
              apparatus and
              method

U.S.          Heat transfer           5,385,645                     1/31/95
              apparatus

U.S.          Apparatus              08/571,906                     12/19/95
              Process and            (pending)                      (Filing Date)
              System for
              Tube and Whip
              Rod Heat
              Exchanger

U.S.          Orbital type            5,363,660                     11/15/94
              freezing
              apparatus and
              method

U.S.          Enhanced Film          60/046,917                     05/16/97
              Resalination           (pending)                      (Filing Date)
              Apparatus and
              Process

U.S.          Distillation            4,230,529                     10/28/80
              Apparatus


                                                                    EXHIBIT 10.1




U.S.          Orbital/               07/388,248
              Oscillation
              Filtration
              System with no
              Rotary Seal
U.S.          Chromato-               5,013,446                     5/7/91
              graphic Gel
              Contactor and
              Process

                                       21

                                                                    EXHIBIT 10.1



                                   Schedule II

                             Location of Collateral

                                                                    EXHIBIT 10.1



                                  Schedule III

                      Each Debtor's chief executive office
                         and principal place of business

                                                                    EXHIBIT 10.1



                                   Schedule IV

                         Locations of Place of Business

                                                                    EXHIBIT 10.1
                                                           to Security Agreement

                                    AGREEMENT
                                   (Trademark)

         THIS AGREEMENT (TRADEMARK) (this "Agreement"), dated as of July 31, 1997, among Aqua-Chem, Inc., also known as Aqua Chem, Inc., also known as Aqua-Chem, also known as Aqua-Chem Incorporated, formerly known as Aqua-Chem Holding, Inc., also known as Aqua Chem Holding, Inc. ("Company" and sometimes a "Debtor"), and Comerica Bank in its capacity as agent for the Banks referred to below.

                                   WITNESSETH

         D. WHEREAS, pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company and to provide for the issuance of Letters of Credit for the account of Company, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

         E. WHEREAS, in connection with the Credit Agreement, the Debtors have executed and delivered a Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Security Agreement"); and

         F. WHEREAS, as a condition precedent to the making of the initial Advances under the Credit Agreement, the Debtors are required to execute and deliver this Agreement and to further confirm the grant to the Secured Party for the benefit of the Banks a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Indebtedness.

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances (including the initial Advance) to the Company pursuant to the Credit Agreement, each of the Debtors agrees, for the benefit of the Banks, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Indebtedness, each of the Debtors does hereby mortgage, pledge and hypothecate to the Secured Party for the benefit of the Banks, and

                                                                    EXHIBIT 10.1



grant to the Secured Party for the benefit of the Banks a security interest in, all of the following property (the "Trademark Collateral"), whether now owned or hereafter acquired or existing:

              (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this clause (a) being collectively called a "Trademark") now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in Item A of Attachment 1 hereto;

              (b) all Trademark licenses, including each Trademark license referred to in Item B of Attachment 1 hereto;

              (c) all renewals of any of the items described in clauses (a) and (b);

              (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clauses (a) and (b); and

              (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Debtors against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration, or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in Item A and Item B of Attachment 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license. Nothing contained herein shall be deemed to be an assignment of any "intent to use" trademark application.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Debtors for the purpose of registering the security interest of the Secured Party and the Banks in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party and the Banks under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party and the Banks thereunder shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon payment in full of all Indebtedness and commitment (whether optional or obligatory) to extend any credit under the Credit Agreement has been terminated, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors

                                                                    EXHIBIT 10.1



all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. Each of the Debtors does hereby further acknowledge and affirm that the rights and remedies of the Secured Party for the benefit of the Banks with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Documents, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                                                    EXHIBIT 10.1



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                  DEBTORS:

                                  AQUA-CHEM, INC.

                                  By:_________________________________________


                                  Its:________________________________________

                                  Address:          7800 N. 113th Street
                                                    Milwaukee, WI 53224
                                  Attention: _________________________________
                                  Facsimile No.: _____________________________


                                  COMERICA BANK, as Agent for the Banks



                                  By:_________________________________________
                                  Title:______________________________________

                                  Address:          One Detroit Center
                                                    9th Floor
                                                    Detroit, MI 48275-3280

                                  Attention:__________________________________
                                  Facsimile No: (313) 222-9434






                                                                  Signature Page
                                                             Trademark Agreement

                                                                    EXHIBIT 10.1

                                                                    ATTACHMENT 1
                                                                         to
                                                                       Agreement
                                                                     (Trademark)

Item A.           Trademarks


                              REGISTERED TRADEMARKS


Country           Trademark                                   Registration No.
-------           ---------                                   ----------------
U.S.              AC Stylized Letters                         932,238
                  AC-1                                        1,083,076
                  AC-2                                        1,089,496
                  AC-240                                      1,246,171
                  AC-3                                        1,092,594
                  AC-4                                        1,092,037
                  AC-5                                        1,083,075
                  AC-50                                       1,224,728
                  AC-60                                       1,224,726
                  AC-7                                        1,237,931
                  AC-70                                       1,246,136
                  AC-75                                       1,237,930
                  AC-8                                        1,094,147
                  AC-80                                       1,246,135
                  AC-85                                       1,224,725
                  AC-90                                       1,246,137
                  ACRO-PAC                                    1,261,625
                  AMERICAN BOILER &
                    CONTROL COMPANY                           1,239,852
                  AQUA-CHEM                                   1,307,927
                  AQUA-CHEM                                   766,376
                  BOILERMATE                                  708,411
                  TOTAL PROTECTION PLAN
                    CB and Design                             1,690,519
                  CB                                          987,858
                  CB-HAWK                                     1,717,786
                  CB-HAWK and Design                          1,715,306
                  CLEAVER BROOKS HIGH
                    EFFICIENCY EXL                            1,673,210
                  CLEAVER BROOKS
                    and Design                                1,418,155


                                                                    EXHIBIT 10.1


                  CLEAVER BROOKS
                    and Design                                1,415,740
                  CLEAVER-BROOKS
                    Stylized Letters                          575,242
                  MONITOR                                     697,452
                  CLEAVER BROOKS
                    and Design                                659,832
                  DATA 1                                      1,352,559
                  "EU" and Design                             1,947,815
                  Design Only                                 1,416,407
                  HEV-E-DUTY                                  721,008
                  HEV-E-OIL                                   512,817
                  HIGHLANDER                                  763,507
                  IBC and Design                              1,229,404
                  IBC and Design                              1,229,405
                  IC and Design                               1,529,586
                  PARACOIL
                    Stylized Letters                          780,316
                  PEAK TEMP and Design                        781,399
                  PROGRESS                                    655,506
                  SPRAY-FILM                                  822,373
                  SPRAYMASTER                                 892,464
                  SYNCHROFIRE                                 1,365,446
                  WATER-PRO                                   1,370,006


                         PENDING TRADEMARK APPLICATIONS

Country           Trademark                                   Serial No.
-------           ---------                                   ----------
U.S.              ORBIS                                       75/256,114


                   EXPIRED, ABANDONED OR CANCELLED TRADEMARKS


Country           Trademark                                   Registration No./Serial No.
-------           ---------                                   ---------------------------
U.S.              SENS-OR-TRIM                                1,125,158
                  AQUA-CHEM                                   963,945
                  Flame in Hand
                    Circle Logo                               588,997
                  EU W/Global Design                          74/291,027
                  PERFORMER SERIES                            74/442,454
                  WATER-PRO                                   1,370,006


                                                                    EXHIBIT 10.1


                      TRADEMARK APPLICATIONS IN PREPARATION


Country           Trademark                                   Products/Services
-------           ---------                                   -----------------
U.S.              CENTRE FIRE
                  EFD
                  EFE
                  ENHANCED FILM


Item B.           Trademark Licenses


None


                                                                    EXHIBIT 10.1
                                                           to Security Agreement

                                    AGREEMENT
                                    (Patent)

         THIS AGREEMENT (PATENT) (this "Agreement"), dated as of July 31, 1997, among Aqua-Chem, Inc. ("Company" and sometimes a "Debtor"), and Comerica Bank in its capacity as agent for the Banks referred to below.

                                   WITNESSETH

         G. WHEREAS, pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among the Company, each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company and to provide for the issuance of Letters of Credit for the account of Company, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

         H. WHEREAS, in connection with the Credit Agreement, the Debtors have executed and delivered a Security Agreement, dated as of the date hereof (as amended or otherwise modified from time to time, the "Security Agreement"); and

         I. WHEREAS, as a condition precedent to the making of the initial Advances under the Credit Agreement, the Debtors are required to execute and deliver this Agreement and to further confirm the grant to the Secured Party for the benefit of the Banks a continuing security interest in all of the Patent Collateral (as defined below) to secure all Indebtedness.

         NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Banks to make Advances (including the initial Advance) to the Company pursuant to the Credit Agreement, each of the Debtors agrees, for the benefit of the Banks, as follows:

         SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

         SECTION 2. Grant of Security Interest. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Indebtedness, each of the Debtors does hereby mortgage, pledge and hypothecate to the Secured Party for the benefit of the Banks, and grant to the Secured Party for the benefit of the Banks a security interest in, all of the following property (the "Patent Collateral"), whether now owned or hereafter acquired or existing:

                                                                    EXHIBIT 10.1

              (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 hereto;

              (b) all patent licenses, including each patent license referred to in Item B of Attachment 1 hereto;

              (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (a) and (b); and

              (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceed of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Attachment 1 hereto, and all rights corresponding thereto throughout the world.

         SECTION 3. Security Agreement. This Agreement has been executed and delivered by the Debtors for the purpose of registering the security interest of the Secured Party and the Banks in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Secured Party and the Banks under the Security Agreement. The Security Agreement (and all rights and remedies of the Secured Party and the Banks thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 4. Release of Security Interest. Upon payment in full of all Indebtedness and commitment (whether optional or obligatory) to extend any credit under the Credit Agreement has been terminated, the Secured Party shall, at the Debtors' expense, execute and deliver to the Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

         SECTION 5. Acknowledgment. Each of the Debtors does hereby further acknowledge and affirm that the rights and remedies of the Secured Party for the benefit of the Banks with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 6. Loan Documents, etc. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

                                                                    EXHIBIT 10.1


         SECTION 7. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                DEBTORS:

                                AQUA-CHEM, INC.

                                By:_________________________________________
                                Its:________________________________________


                                Address:          7800 N. 113th Street
                                                  Milwaukee, WI 53224
                                Attention: _________________________________
                                Facsimile No.: _____________________________


                                COMERICA BANK, as Agent for the Banks



                                By:__________________________________________
                                Title:_______________________________________

                                Address:          One Detroit Center
                                                  9th Floor
                                                  Detroit, MI 48275-3280

                                Attention:___________________________________
                                Facsimile No: (313) 222-9434


                                                                  Signature Page
                                                                Patent Agreement

                                                                    EXHIBIT 10.1

                                                                    Attachment 1
                                                           to Agreement (Patent)



Patents (including letters patent and applications for letters patent):


Country                       Patent                        Patent No.                    Issue Date
-------                       ------                        ----------                    ----------
U.S.                          Integrated boiler/fuel        5,335,628                     8/9/94
                              cell system

U.S.                          Membrane simulator            5,348,651                     9/20/94

U.S.                          Multiple-shutter              5,522,696                     6/4/96
                              throttle
                              characterization
                              assembly for burners

U.S.                          Scale inhibitor               4,713,195                     12/15/87

U.S.                          Flue Gas                      4,559,305                     04/21/87
                              recirculation system
                              for fire tube boilers
                              and burner

U.S.                          Air atomizing                 5,344,311                     9/6/94
                              system for oil
                              burners


                                                                    EXHIBIT 10.1

Patent licenses:

License between Y.T. Li Engineering, Inc. and Aqua-Chem, Inc. dated July 27,
1995


Country                       Patent                        Patent No.                    Issue Date
-------                       ------                        ----------                    ----------
U.S.                          Distillation apparatus        4,441,963                     4/10/84

U.S.                          Wobble tube                   4,618,399                     10/21/86
                              evaporator

U.S.                          Orbital drive                 4,762,592                     8/9/88
                              evaporator

U.S.                          Orbital tube                  5,221,439                     6/22/93
                              evaporator

U.S.                          Orbital type freezing         5,363,660                     11/15/94
                              apparatus and
                              method

U.S.                          Heat transfer                 5,385,645                     1/31/95
                              apparatus

U.S.                          Apparatus, Process            08/571,906                    12/19/95
                              and System for Tube           (pending)                     (Filing Date)
                              and Whip Rod Heat
                              Exchanger

U.S.                          Orbital type freezing         5,363,660                     11/15/94
                              apparatus and
                              method

U.S.                          Distillation                  4,230,529                     10/28/80
                              Apparatus

U.S.                          Enhanced Film                 60/046,917                    05/16/97
                              Desalination                  (pending)                     (Filing Date)
                              Apparatus and
                              Process

U.S.                          Orbital/Oscillation           07/338,248                    8/1/89
                              Filtration System                                           (Filing Date)
                              with no Rotary Seal

U.S.                          Chromatographic               5,013,446                     5/7/91
                              Gel Contactor and
                              Process



                                                                    EXHIBIT 10.1


                                    EXHIBIT L

                         FORM OF TERM LOAN RATE REQUEST


No._____________________                                Dated:__________________

To:      Comerica Bank - Agent

Re: Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Agreement") by and among the lenders from time to time parties thereto (collectively, the "Banks"), Comerica Bank, as Agent for the Banks (the "Agent"), and Aqua-Chem, Inc. (the "Company")

         Pursuant to the Agreement, the Company hereby requests that the Banks refund or convert, as applicable, an Advance from Banks as follows:

         A.       Date of Refunding or Conversion of Advance:___________________

         B.       Amount of Advance:

                  $_________________

         C.       Type of Activity:

                  1.       Refunding                 [ ]
                  2.       Conversion                [ ]

         D.       Interest Rate:

                  1.       Prime-based Rate                   [ ]
                  2.       Eurocurrency-based Rate            [ ]

         E.       Interest Period (for Eurocurrency-based Advances only):

                                                                    EXHIBIT 10.1




                  1.       One (1) Month             [ ](1)
                  2.       Two (2) Months            [ ]
                  3.       Three (3) Months          [ ]
                  4.       Six (6) Months            [ ]


---------------


                                               AQUA-CHEM, INC.


                                               By:_____________________________

                                               Its:_____________________________


     1Until January 31, 1998 only One (1) Month Interest Period available except as otherwise permitted by Agent.

                                                                    EXHIBIT 10.1




                                   EXHIBIT M-1

                            COMPANY PLEDGE AGREEMENT

                                (Aqua-Chem, Inc.)



    THIS STOCK PLEDGE ("Stock Pledge") made as of this 31st day of July, 1997 by and between Aqua-Chem, Inc., a Delaware corporation ("Company") and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

    RECITALS:

    A. Pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997(as may be amended, or otherwise modified from time to time, the "Credit Agreement") by and among Company, Secured Party as Agent and the financial institutions which are named in and are signatories to the Credit Agreement ("Banks"), the Banks have agreed to extend credit to Company on the terms set forth in the Credit Agreement.

    B. As a condition to the performance of their respective obligations under the Credit Agreement, the Banks, and Secured Party, as Agent for the Banks, have required that Company provide this Stock Pledge to Secured Party, as Agent for the Banks, granting various security interests, liens and other encumbrances as security for the Company's obligations under its Notes, the Credit Agreement and the other Loan Documents.

    C. Agent is acting as Agent for the Banks pursuant to Section 13.1 of the Credit Agreement.

    NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

    I.     Creation of Security Interest

           Company hereby grants to Secured Party, on behalf of Banks and the Agent, a security interest in the property described in paragraph II, below ("Collateral").

    II.    Collateral.

           The Collateral consists of the following:

    (a) 100% of the outstanding shares of each class of stock, (or other ownership interest) of each Domestic Subsidiary listed on Schedule A-1 hereto (as such Schedule may be revised

                                                                    EXHIBIT 10.1



pursuant to Section III B.1 hereof) and 65% of the outstanding shares of each class of stock (or other ownership interest) of each Foreign Subsidiary listed on Schedule A-2 (as such Schedule may be revised pursuant to Section III B.1 hereof) hereto, together with all of the certificates and/or instruments representing such shares of stock (or other ownership interest), and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

    (b) 100% of any additional shares of stock, (or other ownership interest) of any of the Domestic Subsidiaries listed on Schedule A-1 hereto and 65% of any additional shares of stock, (or other ownership interest) of any of the Foreign Subsidiaries listed on Schedule A-2 hereto, at any time and from time to time acquired by the Company in any manner, all of the cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

    (c) All other property hereafter delivered to the Agent in substitution for or in addition to the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

    (d)    All products and proceeds of all of the foregoing.

    III.   Company's Obligations

    A. Payment of Secured Indebtedness. The security interest created herein is given as security for:

    (1) All of Company's obligations contained in or arising under or in connection with the Credit Agreement and the Notes issued by it from time to time pursuant to the Credit Agreement, and all obligations of Company contained in or arising under the other Loan Documents executed by Company;

    (2) All of Company's obligations contained in or arising under any and all Letter of Credit Agreements executed or to be executed by Company from time to time pursuant to the Credit Agreement, and any Letters of Credit issued or to be issued thereunder;

    (3) All of Company's obligations contained in or arising under any Interest Rate Protection Agreements;

    (4) The obligations of Company for payment of all sums hereafter loaned, paid out, expended or advanced by or for the account of the Banks (or any of them) or by the Secured Party under the terms of this Stock Pledge, the Credit Agreement, or the other Loan Documents, in connection with the Collateral or any of the documents or instruments described in this Stock Pledge, the Credit Agreement or the other Loan Documents;

                                                                    EXHIBIT 10.1



    together with interest thereon as provided for herein or therein; and also as security for all other indebtedness and liabilities, whether direct, indirect, absolute or contingent, owing by the Company to the Banks in any manner under the Credit Agreement or the Loan Documents, which hereafter become due, or that may hereafter be incurred by the Company to or acquired (pursuant to the Credit Agreement or the other Loan Documents) by the Banks, and all other future obligations of the Company to the Banks, their successors and assigns, howsoever created, arising or evidenced, whether joint or several, direct or indirect, absolute or contingent, primary or secondary, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Indebtedness").

    B.     Protection of Security Interest.

    (1) Company shall take any and all steps required to protect the Collateral, and in pursuance thereof Company agrees that Company shall deliver or caused to be delivered to Secured Party and Secured Party shall receive possession, on behalf of Banks, of certificates representing all of the pledged shares referred to in Schedule A-1 or A-2, as the case may be, properly endorsed or with assignments separate from such certificates in blank for transfer. In addition Secured Party shall receive proof that appropriate acknowledgments, governmental approvals, share register entries, local pledge agreements, financing statements, collateral and other documents covering the Collateral have been executed and delivered by the appropriate parties and recorded on file with such Persons and in such jurisdictions as necessary to perfect the security interests, or other liens granted hereby and/or thereby. The Secured Party from time to time shall revise Schedule A-1 and Schedule A-2 hereto and promptly deliver a copy thereto to Company and the Banks, on the effective date of the acquisition or creation by Company of a Domestic Subsidiary or a direct Foreign Subsidiary (as the case may be), adding to Schedule A-1 the name of each such Domestic Subsidiary or to Schedule A-2 each such direct Foreign Subsidiary (as the use may be) so acquired or created, and upon such revision, Company shall be deemed to have pledged 100% of the capital stock (or other ownership interests) of each such Domestic Subsidiary and 65% of the capital stock (or other ownership interests) of each such Foreign Subsidiary so acquired or created to Secured Party for and on behalf of Banks.

    (2) It will not sell, transfer, assign or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of Secured Party, given at the direction of the Majority Banks, or permit anything to be done that may materially impair the value of any of the Collateral or the security intended to be afforded by this Stock Pledge.

    (3) It will, subject to the applicable terms of the Credit Agreement, pay all taxes and assessments upon the Collateral or for its use or operation before any interest or penalty for nonpayment attaches thereto unless said payment is being contested in good faith and it establishes a reserve as required by generally accepted accounting principles.

                                                                    EXHIBIT 10.1



    (4) It will, subject to the applicable terms of the Credit Agreement, sign and execute alone or with Secured Party any financing statement or other document or procure any documents and pay all reasonable connected costs, necessary to protect the security interest under this Stock Pledge against the rights or interests of third persons.

    (5) It will, subject to the applicable terms of the Credit Agreement, reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default which Secured Party elects to remedy pursuant to its rights under Article VI hereof.

    (6)    It will:

           (i) subject to the applicable terms of the Credit Agreement, allow Secured Party to examine, audit and inspect Company's books, accounts, records (including without limitation all records relating to the Collateral or the Indebtedness), ledgers and assets and properties of every kind and description wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers. An examination of the records or properties of the Company may require revealment of proprietary and/or confidential data and information, and the provisions of Section 14.12 of the Credit Agreement are incorporated herein;

           (ii) punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Indebtedness, or any part thereof;

           (iii)   perform its obligations under the Loan Documents;

           (iv) promptly furnish Secured Party with any information in writing which Secured Party may reasonably request concerning the Collateral;

           (v) promptly notify Secured Party of any material change in any fact or circumstances warranted or represented by Company in this Stock Pledge or in any other writing furnished by Company to Secured Party in connection with the Collateral or the Indebtedness;

           (vi) promptly notify Secured Party of any material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the Secured Party, appear in and defend, at Company's expense, any such action or proceeding; and

                                                                    EXHIBIT 10.1



       (vii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof, and in enforcing the security interest created herein.

    (7) With respect to any Collateral of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, Company will forthwith execute and deliver to Secured Party on behalf of Banks, whatever the Secured Party or the Majority Banks shall deem necessary or proper for such purpose. Should any covenant, duty or agreement of Company fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Company, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Indebtedness, and, at the request of Secured Party, Company agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate which interest accrues on amounts after the same become due pursuant to the terms of any note executed pursuant to the Credit Agreement from the date of such expenditure by Secured Party until paid. With respect to any Collateral in which Company acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, Company agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein.

    (8) Company will hold the proceeds of any of the Collateral in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and, after an Event of Default, will deliver such proceeds to Secured Party at its request.

    (9) If Secured Party, acting in its sole discretion, redelivers any Collateral to Company or Company's designee for the purpose of

    (i)    the ultimate sale or exchange thereof, or

    (ii) presentation, collection, renewal, or registration of transfer thereof,

such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Majority Banks, specifically so agrees in writing.

    (10) If Company requests any such redelivery, Company will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.

                                                                    EXHIBIT 10.1



    IV.    Default

    The term "Event of Default", as used herein, means the occurrence of any Event of Default under the Credit Agreement.

    V.     Consequence of Default.

    Upon an Event of Default, Secured Party shall be entitled, subject to applicable law, to all of its remedies specified herein, in the Credit Agreement, or in any other document executed in connection with the Credit Agreement or this Stock Pledge, or provided by law. Additionally, upon an Event of Default and subject to applicable law, Secured Party will be entitled to receive all dividends payable in respect of the pledged shares evidencing the Collateral pledged under this Stock Pledge, and may change the registration of any registerable Collateral to any other name or form and is hereby authorized to appoint any officer or agent of Secured Party as Company's true and lawful proxy and attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable so long as such Event of Default is continuing), to exercise all voting rights in respect of the shares evidencing the Collateral pledged hereby; to endorse Company's name or any of its officers' names or agents' names upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to the Banks; to give written notice to such office and officials of the United States Post Office to effect such change or changes of address so that all mail addressed to Company may be delivered directly to Secured Party; to execute on behalf of Company any financing statements, amendments, subordinations or other filings pursuant to the Credit Agreement; granting unto Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of Company, full power to do any and all things necessary to be done in and about the premises as fully and effectually as Company might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an interest and shall be irrevocable for the term of the Credit Agreement, and all transactions thereunder and thereafter as long as any Indebtedness or any of the commitments to lend remain outstanding. The Secured Party shall have full power, subject to applicable law to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of Company provided that Secured Party shall act in a commercially reasonable manner.

    VI.    Secured Party's Rights and Remedies.

    Secured Party shall have available to it (subject to applicable law) the following rights and remedies upon occurrence of an Event of Default:

    A. Right to Assign. Secured Party may assign this Stock Pledge only as provided in the Credit Agreement and if Secured Party does assign this Stock Pledge, the assignee shall be entitled

                                                                    EXHIBIT 10.1



to the performance of all of Company's obligations and agreements under this Stock Pledge, and the assignee shall be entitled to all the rights and remedies of Secured Party under this Stock Pledge.

    B. Right to Discharge Company's Obligations. Secured Party may (i) with the approval of the Majority Banks, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral which are superior to the security interest herein granted, (ii) remedy or cure any default of Company under the terms of any lease, rental agreement, land contract or other document which in any way pertains to or affects Company's title to or interest in any of the Collateral, (iii) pay for insurance on the Collateral, and (iv) pay for the maintenance and preservation of the Collateral, unless with respect to the obligations under clauses (i) or (ii) Company is contesting in good faith such obligations, and Company agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, with interest, which payments and expenses shall be secured by the security intended to be afforded by this Stock Pledge.

    C. Remedies and Enforcement. Secured Party shall have and may exercise any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Michigan, to the extent permitted by applicable law, on the date of this Stock Pledge or the date of Company's default together with any and all other rights and remedies otherwise provided and available to Secured Party by law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or substitution for those rights, at Secured Party's discretion, Secured Party may:

           (1) Apply any of the Collateral against any of the Indebtedness secured hereby;

           (2) Waive any default, or remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default;

           (3) Without any notice to Company, notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) the indebtedness thereunder or evidenced thereby. Upon request of the Secured Party, Company will, at its own expense, notify any parties obligated to Company on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder. Company agrees that Secured Party shall not be liable for any loss or damage which Company suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Stock Pledge, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party not related to or

                                                                    EXHIBIT 10.1



    affiliated with Company arising out of or in connection with the processing of items (excluding only the claims of such third parties in connection with the processing of items based solely upon the gross negligence or willful misconduct of Secured Party) or the exercise of any other rights or remedies hereunder. Company further agrees to indemnify and hold Secured Party harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorneys' fees.

    D.     Right of Sale.

           (1) Company agrees that upon the occurrence of an Event of Default (taking into account applicable periods of cure, if any), Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance. Company agrees that notice of such sale sent to Company's address, as set forth in the Credit Agreement, by certified or registered mail sent at least five (5) days prior to such sale, shall constitute reasonable notice of sale. The foregoing shall not require notice if none is necessary under applicable law. The proceeds of sale shall be applied in the following order:

           (i) to all reasonable costs and charges incurred by Secured Party in the taking and causing the removal and sale of said property, including such reasonable attorneys' fees as shall have been incurred by Secured Party;

           (ii)    to the Indebtedness, including all accrued interest thereon;
    and

           (iii) any surplus of such proceeds remaining shall be paid to the Company, or to such other party who shall lawfully be entitled thereto.

           (2) At any sale or sales made pursuant to this Stock Pledge or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of the Secured Party or its assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. At any such sale, the Secured Party or the holder of any note hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, or assigns.

    E. Miscellaneous. Secured Party shall have the right at all times to enforce the provisions of this Stock Pledge on behalf of Banks in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure of Secured Party at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Stock Pledge or as having in any way or manner modified the same. All rights and remedies of Secured Party and Banks are cumulative and concurrent, and

                                                                    EXHIBIT 10.1



the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

    VII.   Representations and Warranties of Company.

    Company represents and warrants, as continuing representations and warranties so long as the Guaranty remains in effect, that:

    A. The individual signatory hereto has authority to execute and deliver this Stock Pledge on behalf of Company.

    B. No financing statement covering the Collateral, or any part thereof, has been filed with any filing officer other than in favor of Secured Party.

    C. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been made and no security interest, other than the one created hereby or pursuant to pledges and security agreements previously made in favor of Secured Party on behalf of the Banks, has attached or been perfected in the Collateral or in any part thereof.

    D. No material dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral.

    E. All information supplied and statements made in any financial or credit statements or application for credit prior to the execution of this Stock Pledge are true and correct as of the date hereof in all material respects.

    F. The Collateral, (1) in the case of each Domestic Subsidiary, constitutes all the issued and outstanding capital stock (or other ownership interests) of each of the Domestic Subsidiaries, (2) in the case of each Foreign Subsidiary, constitutes no more than 65% of the issued and outstanding capital stock (or other ownership interests) of each of the Foreign Subsidiaries, (3) have been duly authorized and issued to Company, (3) is fully paid and non-assessable, (4) is freely and validly assignable by Company, and (5) is not subject to any option, warrant right to call or commitment of any kind or nature.

    G. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, Company will be the lawful owner with the right to transfer any interest therein, and that Company will make such further assurances as to prove its title to the Collateral as may be reasonably required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by Company to Secured Party of Collateral or financing statements covering Collateral shall constitute a representation and warranty by Company under this Stock Pledge that, with respect to such Collateral, and each item thereof, Company is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct.

                                                                    EXHIBIT 10.1



    VIII.  Mutual Agreements.

    Company and Secured Party mutually agree as follows:

    A. "Company" and "Secured Party" as used in this Stock Pledge include the successors and permitted assigns of those parties.

    B. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this secured transaction shall be that of the State of Michigan.

    C. This Stock Pledge includes all amendments and supplements hereto and assignments hereof and Company and Secured Party shall not be bound by any amendment or undertaking not expressed in a writing executed by each of them.

    D. All capitalized terms not specifically defined herein which are defined in the Credit Agreement are used as defined in the Credit Agreement.

    E. This Stock Pledge shall be a continuing security interest in every respect (whether or not the outstanding balance of the Indebtedness is reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect until all of the Indebtedness is indefeasibly repaid and discharged in full and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement remains outstanding.

    F. The parties hereto acknowledge that this Stock Pledge is subject to the mutual waiver of jury trial contained in Section 14.15 of the Credit Agreement and to the consent to jurisdiction provisions contained in Section
14.2 of the Credit Agreement.

    G. This Stock Pledge has been executed and delivered pursuant to the Credit Agreement and in the event of any conflict between this Stock Pledge and the Credit Agreement, the Credit Agreement shall govern.

                                                                    EXHIBIT 10.1



    IN WITNESS WHEREOF, Company and Secured Party have executed this Stock Pledge on the day and year first above written.


                                   COMPANY:

                                   AQUA-CHEM, INC., a Delaware corporation



                                   By:____________________________________

                                   Its:__________________________________



                                   ACCEPTED BY SECURED PARTY:

                                   COMERICA BANK, as Agent for the Banks



                                   By:___________________________________

                                   Its:__________________________________





                                                                  Signature Page
                                                        Company Pledge Agreement

                                                                    EXHIBIT 10.1

                                  SCHEDULE A-1



    Domestic Subsidiaries

           CB-Kramer Sales and Service, Inc.

                                                                    EXHIBIT 10.1

                                  SCHEDULE A-2




    Foreign Subsidiaries

    Aqua-Chem International, Inc., a U.S. Virgin Islands corporation

                                                                    EXHIBIT 10.1


                                 EXHIBIT M-2

                           SUBSIDIARY PLEDGE AGREEMENT

                      (CB - Kramer Sales and Service, Inc.)



         THIS SUBSIDIARY STOCK PLEDGE ("Stock Pledge") made as of this 31st day of July, 1997 by and between CB - Kramer Sales and Service, Inc., a Delaware corporation ("Pledgor") and Comerica Bank, a Michigan banking corporation, as Agent for and on behalf of the Banks (as defined below) ("Secured Party").

         RECITALS:

         A. Pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as may be amended, or otherwise modified from time to time, the "Credit Agreement") by and among Aqua-Chem, Inc., a Delaware corporation (the "Company"), Secured Party as Agent and the financial institutions which are named in and are signatories to the Credit Agreement ("Banks"), the Banks have agreed to extend credit to Company on the terms set forth in the Credit Agreement.

         B. The Pledgor has executed and delivered a guaranty (as amended or otherwise modified from time to time, the "Guaranty") of the obligations of the Company under the Credit Agreement.

         C. The obligations of the Company under the Credit Agreement and the obligations of the Pledgor and each other Guarantor under the Guaranty are to be secured pursuant to this Agreement.

         D. The Pledgor desires to see the success of the Company, and furthermore, shall receive direct and/or indirect benefits from extensions of credit made or to be made pursuant to the Credit Agreement to the Company.

         E. Agent is acting as Agent for the Banks pursuant to Section 13.1 of the Credit Agreement.

         NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                                                    EXHIBIT 10.1


         I.       Creation of Security Interest

         Pledgor hereby grants to Secured Party, on behalf of Banks and the Agent, a security interest in the property described in paragraph II, below ("Collateral").

         II.      Collateral.

         The Collateral consists of the following:

         (a) 100% of the outstanding shares of each class of stock (or other ownership interest) of each Domestic Subsidiary of Pledgor listed on Schedule A-1 hereto (as such Schedule may be revised pursuant to Section III B.1 hereof) and 65% of the outstanding shares of each class of stock (or other ownership interest) of each Foreign Subsidiary of Pledgor listed on Schedule A-2 (as such Schedule may be revised pursuant to Section III B.1 hereof) hereto, together with all of the certificates and/or instruments representing such shares of stock (or other ownership interest), and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

         (b) 100% of any additional shares of stock (or other ownership interest) of any of the Domestic Subsidiaries listed on Schedule A-1 hereto and 65% of any additional shares of stock (or other ownership interest) of any of the Foreign Subsidiaries listed on Schedule A-2 hereto, at any time and from time to time acquired by the Pledgor in any manner, all of the cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

         (c) All other property hereafter delivered to the Agent in substitution for or in addition to the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

         (d)      All products and proceeds of all of the foregoing.

         III.     Company's Obligations

         A. Payment of Secured Indebtedness. The security interest created herein is given as security for:

         (1) The obligations of Pledgor contained in or arising under or in connection with the Guaranty;

         (2) All of Company's obligations contained in or arising under or in connection with the Credit Agreement and the Notes issued by it from time to time pursuant to the Credit Agreement,

                                                                    EXHIBIT 10.1



and all obligations of Company contained in or arising under the other Loan Documents executed by Company;

         (3) All of Company's obligations contained in or arising under any and all Letter of Credit Agreements executed or to be executed by Company from time to time pursuant to the Credit Agreement, and any Letters of Credit issued or to be issued thereunder;

         (4) All of Company's obligations contained in or arising under any Interest Rate Protection Agreements;

         (5) The obligations of Pledgor, any other Guarantor or the Company for payment of all sums hereafter loaned, paid out, expended or advanced by or for the account of the Banks (or any of them) or by the Secured Party under the terms of this Stock Pledge, the Credit Agreement, or the other Loan Documents, in connection with the Collateral or any of the documents or instruments described in this Stock Pledge, the Credit Agreement or the other Loan Documents;

         together with interest thereon as provided for herein or therein; and also as security for all other indebtedness and liabilities, whether direct, indirect, absolute or contingent, owing by the Company to the Banks in any manner under the Credit Agreement or the Loan Documents, which hereafter become due, or that may hereafter be incurred by the Company to or acquired (pursuant to the Credit Agreement or the other Loan Documents) by the Banks, and all other future obligations of the Company to the Banks, their successors and assigns, howsoever created, arising or evidenced, whether joint or several, direct or indirect, absolute or contingent, primary or secondary, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Indebtedness").

         B.       Protection of Security Interest.

         (1) Pledgor shall take any and all steps required to protect the Collateral, and in pursuance thereof Pledgor agrees that Pledgor shall deliver or caused to be delivered to Secured Party and Secured Party shall receive possession, on behalf of Banks, of certificates representing all of the pledged shares referred to in Schedule A-1 or A-2, as the case may be, properly endorsed or with assignments separate from such certificates in blank for transfer. In addition Secured Party shall receive proof that appropriate acknowledgments, governmental approvals, share register entries, local pledge agreements, financing statements, collateral and other documents covering the Collateral have been executed and delivered by the appropriate parties and recorded on file with such Persons and in such jurisdictions as necessary to perfect the security interests, or other liens granted hereby and/or thereby. The Secured Party from time to time shall revise Schedule A-1 and Schedule A-2 hereto and promptly deliver a copy thereto to Pledgor and the Banks, on the effective date of the acquisition or creation by Pledgor of a Domestic Subsidiary or a direct Foreign Subsidiary (as the case may be), adding to Schedule A-1 the name of each such Domestic Subsidiary or to Schedule

                                                                    EXHIBIT 10.1


A-2 each such direct Foreign Subsidiary (as the use may be) so acquired or created, and upon such revision, Pledgor shall be deemed to have pledged 100% of the capital stock (or other ownership interests) of each such Domestic Subsidiary and 65% of the capital stock (or other ownership interests) of each such Foreign Subsidiary so acquired or created to Secured Party for and on behalf of Banks.

         (2) It will not sell, transfer, assign or otherwise dispose of any of the Collateral or any interest therein or offer to do so without the prior written consent of Secured Party, given at the direction of the Majority Banks, or permit anything to be done that may materially impair the value of any of the Collateral or the security intended to be afforded by this Stock Pledge.

         (3) It will, subject to the applicable terms of the Credit Agreement, pay all taxes and assessments upon the Collateral or for its use or operation before any interest or penalty for nonpayment attaches thereto unless said payment is being contested in good faith and it establishes a reserve as required by generally accepted accounting principles.

         (4) It will, subject to the applicable terms of the Credit Agreement, sign and execute alone or with Secured Party any financing statement or other document or procure any documents and pay all reasonable connected costs, necessary to protect the security interest under this Stock Pledge against the rights or interests of third persons.

         (5) It will, subject to the applicable terms of the Credit Agreement, reimburse Secured Party for all reasonable costs, including reasonable attorneys' fees, incurred for any action taken by Secured Party to remedy an Event of Default which Secured Party elects to remedy pursuant to its rights under Article VI hereof.

         (6)      It will:

                  (i) subject to the applicable terms of the Credit Agreement, allow Secured Party to examine, audit and inspect Company's books, accounts, records (including without limitation all records relating to the Collateral or the Indebtedness), ledgers and assets and properties of every kind and description wherever located at all reasonable times during normal business hours, upon oral or written request of Secured Party, and to make and take away copies of any and all such books, accounts, records and ledgers. An examination of the records or properties of the Pledgor may require revealment of proprietary and/or confidential data and information, and the provisions of Section 14.12 of the Credit Agreement are incorporated herein;

                  (ii) punctually and properly perform all of its covenants and duties under any other security agreement, mortgage, collateral pledge agreement or contract of any kind now or hereafter existing as security for or in connection with payment of the Indebtedness, or any part thereof;

                                                                    EXHIBIT 10.1


                  (iii) perform its obligations under the Loan Documents;

                  (iv) promptly furnish Secured Party with any information in writing which Secured Party may reasonably request concerning the Collateral;

                  (v) promptly notify Secured Party of any material change in any fact or circumstances warranted or represented by Pledgor in this Stock Pledge or in any other writing furnished by Pledgor to Secured Party in connection with the Collateral or the Indebtedness;

                  (vi) promptly notify Secured Party of any material claim, action or proceeding affecting the Collateral and title therein, or in any part thereof, or the security interest created herein, and, at the request of the Secured Party, appear in and defend, at Company's expense, any such action or proceeding; and

                  (vii) promptly, after being requested by Secured Party, pay to Secured Party the amount of all reasonable expenses, including reasonable attorneys' fees and other legal expenses, incurred by Secured Party in protecting and maintaining the Collateral or its rights hereunder, or in connection with any audit or inspection of the Collateral pursuant to the terms hereof, and in enforcing the security interest created herein.

         (7) With respect to any Collateral of a kind requiring an additional security agreement, financing statement, or other writing to perfect a security interest therein in favor of Secured Party, on behalf of Banks, Pledgor will forthwith execute and deliver to Secured Party on behalf of Banks, whatever the Secured Party or the Majority Banks shall deem necessary or proper for such purpose. Should any covenant, duty or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Secured Party may, but shall never be obligated to, perform or attempt to perform such covenant, duty or agreement on behalf of Pledgor, and any amount expended by Secured Party in such performance or attempted performance shall become part of the Indebtedness, and, at the request of Secured Party, Pledgor agrees to pay such amount to Secured Party upon demand at Secured Party's office in Detroit, Michigan together with interest thereon at the highest rate which interest accrues on amounts after the same become due pursuant to the terms of any note executed pursuant to the Credit Agreement from the date of such expenditure by Secured Party until paid. With respect to any Collateral in which Pledgor acquires any rights subsequent to the date hereof and which, under applicable law, a security interest is or can be perfected by possession, Pledgor agrees to deliver possession of such Collateral to Secured Party immediately upon its acquisition of rights therein.

         (8) Pledgor will hold the proceeds of any of the Collateral in trust for Secured Party on behalf of the Banks, will not commingle said proceeds with any other funds, and, after an Event of Default, will deliver such proceeds to Secured Party at its request.

                                                                    EXHIBIT 10.1



        (9) If Secured Party, acting in its sole discretion, redelivers any Collateral to Pledgor or Company's designee for the purpose of

         (i)     the ultimate sale or exchange thereof, or

         (ii) presentation, collection, renewal, or registration of transfer thereof,

such redelivery shall not constitute a release of Secured Party's security interest therein or in the proceeds thereof unless Secured Party, with the consent of the Majority Banks, specifically so agrees in writing.

         (10) If Pledgor requests any such redelivery, Pledgor will deliver with such request a duly executed financing statement in form and substance satisfactory to Secured Party.

         IV.     Default

         The term "Event of Default", as used herein, means the occurrence of any Event of Default under the Credit Agreement.

         V.      Consequence of Default.

         Upon an Event of Default, Secured Party shall be entitled, subject to applicable law, to all of its remedies specified herein, in the Credit Agreement, or in any other document executed in connection with the Credit Agreement or this Stock Pledge, or provided by law. Additionally, upon an Event of Default and subject to applicable law, Secured Party will be entitled to receive all dividends payable in respect of the pledged shares evidencing the Collateral pledged under this Stock Pledge, and may change the registration of any registerable Collateral to any other name or form and is hereby authorized to appoint any officer or agent of Secured Party as Company's true and lawful proxy and attorney-in-fact, with power, upon the occurrence of any Event of Default (exercisable so long as such Event of Default is continuing), to exercise all voting rights in respect of the shares evidencing the Collateral pledged hereby; to endorse Company's name or any of its officers' names or agents' names upon any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under any policy of insurance on the Collateral) or Collateral that may come into possession of the Secured Party in full or part payment of any amounts owing to the Banks; to give written notice to such office and officials of the United States Post Office to effect such change or changes of address so that all mail addressed to Pledgor may be delivered directly to Secured Party; to execute on behalf of Pledgor any financing statements, amendments, subordinations or other filings pursuant to the Credit Agreement; granting unto Secured Party on behalf of the Banks, as the proxy and attorney-in-fact of Pledgor, full power to do any and all things necessary to be done in and about the premises as fully and effectually as Pledgor might or could do, and hereby ratifying all that said proxy and attorney shall lawfully do or cause to be done by virtue hereof. The proxy and power of attorney described herein shall be deemed to be coupled with an

                                                                    EXHIBIT 10.1



interest and shall be irrevocable for the term of the Credit Agreement, and all transactions thereunder and thereafter as long as any Indebtedness or any of the commitments to lend remain outstanding. The Secured Party shall have full power, subject to applicable law to collect, compromise, endorse, sell or otherwise deal with the Collateral or proceeds thereof on behalf of the Banks in its own name or in the name of Pledgor provided that Secured Party shall act in a commercially reasonable manner.

         VI.      Secured Party's Rights and Remedies.

         Secured Party shall have available to it (subject to applicable law) the following rights and remedies upon occurrence of an Event of Default:

         A. Right to Assign. Secured Party may assign this Stock Pledge only as provided in the Credit Agreement and if Secured Party does assign this Stock Pledge, the assignee shall be entitled to the performance of all of Company's obligations and agreements under this Stock Pledge, and the assignee shall be entitled to all the rights and remedies of Secured Party under this Stock Pledge.

         B.       Right to Discharge Company's Obligations. Secured Party may
(i) with the approval of the Majority Banks, discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral which are superior to the security interest herein granted, (ii) remedy or cure any default of Pledgor under the terms of any lease, rental agreement, land contract or other document which in any way pertains to or affects Company's title to or interest in any of the Collateral, (iii) pay for insurance on the Collateral, and (iv) pay for the maintenance and preservation of the Collateral, unless with respect to the obligations under clauses (i) or (ii) Pledgor is contesting in good faith such obligations, and Pledgor agrees to reimburse Secured Party, on demand, for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, with interest, which payments and expenses shall be secured by the security intended to be afforded by this Stock Pledge.

         C. Remedies and Enforcement. Secured Party shall have and may exercise any and all rights of enforcement and remedies afforded to a secured party under the Uniform Commercial Code as adopted and in force in the State of Michigan, to the extent permitted by applicable law, on the date of this Stock Pledge or the date of Company's default together with any and all other rights and remedies otherwise provided and available to Secured Party by law unless such application would result in the invalidity or unenforceability of any provision hereof, in which case the law of the state in which any of the Collateral is located shall apply to the extent necessary to render such provision valid and enforceable; and, in conjunction with, in addition to, or substitution for those rights, at Secured Party's discretion, Secured Party may:

                  (1) Apply any of the Collateral against any of the Indebtedness secured hereby;

                                                                    EXHIBIT 10.1



            (2) Waive any default, or remedy any default in any reasonable manner, without waiving its rights and remedies upon default and without waiving any other prior or subsequent default;

            (3) Without any notice to Pledgor, notify any parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) the indebtedness thereunder or evidenced thereby. Upon request of the Secured Party, Pledgor will, at its own expense, notify any parties obligated to Pledgor on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder. Pledgor agrees that Secured Party shall not be liable for any loss or damage which Pledgor suffers or may suffer as a result of Secured Party's processing of items or its exercise of any other rights or remedies under this Stock Pledge, including without limitation indirect, special or consequential damages, loss of revenues or profits, or any claim, demand or action by any third party not related to or affiliated with Pledgor arising out of or in connection with the processing of items (excluding only the claims of such third parties in connection with the processing of items based solely upon the gross negligence or willful misconduct of Secured Party) or the exercise of any other rights or remedies hereunder. Pledgor further agrees to indemnify and hold Secured Party harmless from and against all such third party claims, demands or actions, including without limitation litigation costs and reasonable attorneys' fees.

     D.     Right of Sale.

            (1) Pledgor agrees that upon the occurrence of an Event of Default (taking into account applicable periods of cure, if any), Secured Party may, at its option, sell and dispose of the Collateral at public or private sale without any previous demand of performance. Pledgor agrees that notice of such sale sent to Company's address, as set forth in the Credit Agreement, by certified or registered mail sent at least five (5) days prior to such sale, shall constitute reasonable notice of sale. The foregoing shall not require notice if none is necessary under applicable law. The proceeds of sale shall be applied in the following order:

            (i) to all reasonable costs and charges incurred by Secured Party in the taking and causing the removal and sale of said property, including such reasonable attorneys' fees as shall have been incurred by Secured Party;

            (ii) to the Indebtedness, including all accrued interest thereon;
     and

       (iii)any surplus of such proceeds remaining shall be paid to the Pledgor, or to such other party who shall lawfully be entitled thereto.

                                                                    EXHIBIT 10.1



            (2) At any sale or sales made pursuant to this Stock Pledge or in a suit to foreclose the same, the Collateral may be sold en masse or separately, at the same or at different times, at the option of the Secured Party or its assigns. Such sale may be public or private with notice as required by the Uniform Commercial Code as then in effect in the state in which the Collateral is located, and the Collateral need not be present at the time or place of sale. At any such sale, the Secured Party or the holder of any note hereby secured may bid for and purchase any of the property sold, notwithstanding that such sale is conducted by the Secured Party or its attorneys, agents, or assigns.

     E. Miscellaneous. Secured Party shall have the right at all times to enforce the provisions of this Stock Pledge on behalf of Banks in strict accordance with the terms hereof, notwithstanding any conduct or custom on the part of Secured Party in refraining from so doing at any time or times. The failure of Secured Party at any time or times to enforce its rights under said provisions strictly in accordance with the same shall not be construed as having created a custom in any way or manner contrary to the specific provisions of this Stock Pledge or as having in any way or manner modified the same. All rights and remedies of Secured Party and Banks are cumulative and concurrent, and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

     VII. Representations and Warranties of Pledgor.

     Pledgor represents and warrants, as continuing representations and warranties so long as the Guaranty, the Credit Agreement or any of the other Loan Documents remain in effect and thereafter until the payment in full of all Indebtedness, that:

     A. The individual signatory hereto has authority to execute and deliver this Stock Pledge on behalf of Pledgor.

     B. No financing statement covering the Collateral, or any part thereof, has been filed with any filing officer other than in favor of Secured Party.

     C. No other agreement, pledge or assignment covering the Collateral, or any part thereof, has been made and no security interest, other than the one created hereby or pursuant to pledges and security agreements previously made in favor of Secured Party on behalf of the Banks, has attached or been perfected in the Collateral or in any part thereof.

     D. No material dispute, right of setoff, counterclaim or defenses exist with respect to any part of the Collateral.

     E. All information supplied and statements made in any financial or credit statements or application for credit prior to the execution of this Stock Pledge are true and correct as of the date hereof in all material respects.

                                                                    EXHIBIT 10.1


     F. The Collateral, (1) in the case of each Domestic Subsidiary, constitutes all the issued and outstanding capital stock (or other ownership interests) of each of the Domestic Subsidiaries, (2) in the case of each Foreign Subsidiary, constitutes no more than 65% of the issued and outstanding capital stock (or other ownership interests) of each of the Foreign Subsidiaries, (3) have been duly authorized and issued to Pledgor, (3) is fully paid and non-assessable, (4) is freely and validly assignable by Pledgor, and (5) is not subject to any option, warrant right to call or commitment of any kind or nature.

     G. At the time Secured Party's security interest attaches to any of the Collateral or its proceeds, Pledgor will be the lawful owner with the right to transfer any interest therein, and that Pledgor will make such further assurances as to prove its title to the Collateral as may be reasonably required and will defend the Collateral and its proceeds against the lawful claims and demands of all persons whomsoever. The delivery at any time by Pledgor to Secured Party of Collateral or financing statements covering Collateral shall constitute a representation and warranty by Pledgor under this Stock Pledge that, with respect to such Collateral, and each item thereof, Pledgor is owner of the Collateral and the matters heretofore warranted in this paragraph are true and correct.

     VIII. Mutual Agreements.

     Pledgor and Secured Party mutually agree as follows:

     A. "Pledgor" and "Secured Party" as used in this Stock Pledge include the successors and permitted assigns of those parties.

     B. To the extent permitted by applicable law, except as otherwise provided herein, the law governing this secured transaction shall be that of the State of Michigan.

     C. This Stock Pledge includes all amendments and supplements hereto and assignments hereof and Pledgor and Secured Party shall not be bound by any amendment or undertaking not expressed in a writing executed by each of them.

     D. All capitalized terms not specifically defined herein which are defined in the Credit Agreement are used as defined in the Credit Agreement.

     E. This Stock Pledge shall be a continuing security interest in every respect (whether or not the outstanding balance of the Indebtedness is reduced to zero) and Secured Party's security interest in the Collateral as granted herein shall continue in full force and effect until all of the Indebtedness is indefeasibly repaid and discharged in full and no commitment (whether optional or obligatory) to extend any credit under the Credit Agreement remains outstanding.

     F. The parties hereto acknowledge that this Stock Pledge is subject to the mutual waiver of jury trial contained in Section 14.15 of the Credit Agreement and to the consent to jurisdiction provisions contained in Section 14.2 of the Credit Agreement.

                                                                    EXHIBIT 10.1



     G. This Stock Pledge has been executed and delivered pursuant to the Credit Agreement and in the event of any conflict between this Stock Pledge and the Credit Agreement, the Credit Agreement shall govern.

                                                                    EXHIBIT 10.1




     IN WITNESS WHEREOF, Pledgor and Secured Party have executed this Stock Pledge on the day and year first above written.


                                          Pledgor:

                                          CB - KRAMER SALES AND SERVICE,
                                          INC., a Delaware corporation

                                          By:___________________________________

                                          Its:__________________________________

                                          7800 North 113th Street
                                          Milwaukee, Wisconsin 53224


                                          ACCEPTED BY SECURED PARTY:

                                          COMERICA BANK, as Agent for the Banks

                                          By:___________________________________

                                          Its:__________________________________










                                                                  Signature Page
                                                     Subsidiary Pledge Agreement

                                                                    EXHIBIT 10.1



                                  SCHEDULE A-1



         Domestic Subsidiaries of Pledgor


         None

                                                                    EXHIBIT 10.1



                                  SCHEDULE A-2




         Foreign Subsidiaries of Pledgor

         Cleaver-Brooks of Canada, Ltd.

                                                                    EXHIBIT 10.1

                                    EXHIBIT N

                             PARENT PLEDGE AGREEMENT
                              (Third Party Pledge)



     THIS PARENT PLEDGE AGREEMENT ("Stock Pledge" or "Agreement"), made as of this 31st day of July, 1997 by and between Rush Creek, LLC, a Wisconsin limited liability company (the "Pledgor"), and Comerica Bank, a Michigan banking corporation, in its capacity as Agent for and on behalf of the Banks (as defined below) (in such capacity, the "Agent") located at 500 Woodward Avenue, Detroit, Michigan 48226.

     RECITALS:

     J. WHEREAS, Pursuant to that certain Aqua-Chem Revolving Credit and Term Loan Agreement dated as of July 31, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"), among Aqua-Chem, Inc. (the "Company"), each of the financial institutions party thereto (collectively, the "Banks") and Secured Party, as Agent for the Banks, the Banks have agreed, subject to the satisfaction of certain terms and conditions, to make Advances to Company of the Revolving Credit, the Swing Line and the Term Loan and to provide for the issuance of Letters of Credit for the account of Company, individually, or jointly and severally with certain of the other Account Parties (as such terms are defined in the Credit Agreement), as provided therein; and

     K. WHEREAS, as a condition precedent to the making of the initial loans and issuing letters of credit under the Credit Agreement, the Pledgor is required to execute and deliver a pledge agreement in the form of this Agreement.

     NOW, THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     Pledgor hereby assigns, transfers, delivers and pledges to the Agent, on behalf of the Banks, the following securities and stocks:

          (i) all shares of Series C Preferred Stock of the Company, together with all of the certificates and/or instruments representing such shares of stock (or other ownership interest), and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (ii) the Warrant, dated July 31, 1997 to purchase 176,471 shares of common stock of the Company issued to the Subordinated Debt Holder, together with all of the certificates

                                                                    EXHIBIT 10.1


     and/or instruments representing such shares of stock (or other ownership interest), and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for such Warrant;

          (iii) all shares of common stock of the Company; together with all of the certificates and/or instruments representing such shares of stock (or other ownership interest), and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

          (iv) All other property hereafter delivered to the Agent in substitution for or in addition to the foregoing, all certificates and instruments representing or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

          (v) and all other shares, warrants, and other rights to shares of the Company owned or hereafter acquired by Pledgor, and all products and proceeds of all of the foregoing.

     Pledgor grants the Agent, for the benefit of the Banks, a security interest in all of the above property, and all property substituted therefor or for any part thereof, all records (including computer software) pertaining thereto and all interest, dividends, increase, profits, new securities or other increments, distributions or rights of any kind received on account of this property, products or proceeds thereof (whether cash or non-cash proceeds) resulting from any sale or exchange or transfer thereof or arising by virtue of ownership thereof (such as, but not limited to, the rights to additional or other securities or property upon any corporate reorganization, merger, consolidation, liquidation or dissolution, offering of stock rights, stock split or stock or liquidating dividend or the rights to any goods evidenced by such property or insurance proceeds with respect thereto), and all subscription, voting and preferential rights, all said property, products and proceeds herein called the "Collateral." The creation of a security interest in proceeds is not to be construed to give Pledgor any right to dispose of the Collateral. Pledgor warrants that Pledgor has clear title to the Collateral, free from any liens, claims or encumbrances except the security interest created by this Agreement, and has full power and authority to execute and perform this Agreement.

     The security interest created herein is given as security for:

     (1) All obligations of Company contained in or arising under or in connection with the Credit Agreement and the Notes issued by it from time to time pursuant to the Credit Agreement, and all obligations of Company and each of the Account Parties contained in or arising under the other Loan Documents executed by it;

                                                                    EXHIBIT 10.1


     (2) The obligations of Pledgor, Company or any Account Party for payment of all sums loaned, paid out, expended or advanced by or for the account of the Banks (or any of them) or by the Agent under the terms of this Stock Pledge, the Credit Agreement, or the other Loan Documents, in connection with the Collateral or any of the documents or instruments described in this Stock Pledge, the Credit Agreement or the other Loan Documents;

together with interest thereon; and also as security for all other indebtedness and liabilities, whether direct, indirect, absolute or contingent, owing by the Company or any Account Party to the Agent or the Banks in any manner under the Credit Agreement or the Loan Documents, which hereafter become due, or that may hereafter be incurred by the Company or any Account Party to or acquired (pursuant to the Credit Agreement or the other Loan Documents) by the Agent or the Banks, and all other future obligations of the Pledgor or any Account Party to the Agent or the Banks, their successors and assigns, howsoever created, arising or evidenced, whether joint or several, direct or indirect, absolute or contingent, primary or secondary, and any judgments that may hereafter be rendered on such indebtedness or any part thereof, with interest according to the rates and terms specified, or as provided by law, and any and all replacements, consolidations, amendments, renewals or extensions of the foregoing (collectively herein called the "Indebtedness").

     All capitalized terms used but not defined herein shall have the meaning set forth in the Credit Agreement. Except as otherwise provided herein, all other terms used in this Agreement shall have the meanings given under Article 9 of the Michigan Uniform Commercial Code, or in any other article, if not defined in Article 9. Michigan Uniform Commercial Code shall mean Act 174 of the Michigan Public Acts of 1962, as amended from time to time.

     Pledgor agrees to keep the Collateral free at all times from any and all claims, liens, security interests, and encumbrances other than those in favor of Agent, for the benefit of the Banks.

     Pledgor will execute such endorsements or assignments of the Collateral as Agent may reasonably request.

     Agent agrees to use reasonable care in the custody and preservation of Collateral in its possession but assumes no duty to take steps necessary to preserve rights against prior parties.

     So long as no Default (as defined below) shall have occurred and be continuing, Pledgor shall be entitled to receive and collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral.

     At any time following the occurrence and during the continuance of Default (as defined below) and without notice, Agent may, subject to the terms of the Credit Agreement (a) cause the Collateral or any portion of it to be transferred to its name or to the name of its nominee or nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of

                                                                    EXHIBIT 10.1


the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in accordance with the terms of the Credit Agreement; and (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and apply the property or money so received in accordance with the provisions of this Agreement.

     There shall be a default ("Default") under this Agreement if there shall occur an Event of Default, as such term is defined in the Credit Agreement. Following the occurrence and during the continuation of a Default, the Agent may, to the extent permitted by applicable law, enforce its security interest in the Collateral by retaining the Collateral in satisfaction of the Indebtedness, by public or private sale of all or any part of the Collateral or by exercising any other remedy provided by law or applicable agreement. The parties agree that five days written notice sent by ordinary mail to Pledgor at the address designated below shall be deemed reasonable notice of any disposition of the Collateral, should notice be required by law.

     Subject to the terms of the Credit Agreement, the Banks may assign any of the Indebtedness and Agent may assign its interest as Agent and deliver all or any part of the Collateral to its assignee, who then shall have with respect to the Collateral so delivered all the rights and powers of the Agent under this Agreement and after that the Agent shall be fully discharged from all liability and responsibility with respect to the Collateral so delivered.

     If Agent, acting in its sole discretion, redelivers Collateral to Pledgor or Pledgor's designee for the purpose of

(a)  the ultimate sale or exchange thereof, or

(b)  presentation, collection, renewal, or registration of transfer thereof,

such redelivery shall be in trust for the benefit of Agent and the Banks and shall not constitute a release of Agent's security interest therein or in the proceeds or products thereof unless Agent specifically so agrees in writing. If Pledgor requests any such redelivery, Pledgor will deliver with such request a duly executed financing statement in form and substance satisfactory to Agent. Any proceeds of Collateral coming into the Pledgor's possession as a result of any such redelivery shall be held in trust for Agent for the benefit of the Banks and forthwith delivered to Agent for application on the Indebtedness. Subject to the terms of the Credit Agreement, Agent may (if, in its sole discretion, it elects to do so) deliver the Collateral or any part of the Collateral to Pledgor, and such delivery by Agent shall discharge Agent from any and all liability or responsibility for such Collateral.

     Pledgor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of demand, notice of intent to demand, notice of acceleration, notice of intent to accelerate, notice of default and diligence in collecting any

                                                                    EXHIBIT 10.1


Indebtedness, and agrees that the Agent and the Banks may modify the terms of borrowing, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any part or all of any Indebtedness, or permit the Company to incur additional Indebtedness, all without notice to Pledgor and without affecting in any manner the Agent's rights under this Agreement. Pledgor further waives any and all other notices to which Pledgor might otherwise be entitled. Pledgor acknowledges and agrees that the Agent's rights under this Agreement are not conditioned upon pursuit by the Agent of any remedy the Agent or any of the Banks may have against the Company or any other person or any other security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reasons, and no defense or setoff available at any time to the Company, shall impair, affect or be a defense or setoff to the Agent's rights under this Agreement.

     Pledgor delivers this Agreement based solely on the Pledgor's independent investigation of (or decision not to investigate) the financial condition of the Company and the Account Parties and is not relying on any information furnished by the Agent or any of the Banks. Pledgor assumes full responsibility for obtaining any further information concerning the Company's and each of the Account Parties' financial condition, the status of the Indebtedness or any other matter which Pledgor may deem necessary or appropriate now or later. Pledgor waives any duty on the part of the Agent and each of the Banks, and agrees that it is not relying upon nor expecting the Agent or any of the Banks, to disclose to Pledgor any fact now or later known by the Agent, whether relating to the operations or condition of the Company or any Account Party, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Pledgor's risk under this Agreement or the Pledgor's rights against the Company or any Account Party. Pledgor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that Company or any Account Party may incur Indebtedness to the Agent or any of the Banks after the financial condition of the Company or any Account Party, or Company's or any Account Party's ability to pay debts as they mature, has deteriorated.

     Pledgor represents that: (a) neither the Agent nor any Bank has made any representation to Pledgor as to the creditworthiness of the Company or any Account Party; and (b) Pledgor has established adequate means of obtaining from the Company or any Account Party on a continuing basis financial and other information pertaining to the Company's or any Account Party's financial condition. Pledgor acknowledges that neither Agent nor any Bank has any obligation to keep Pledgor adequately informed of any facts, events or circumstances which might in any way affect the risks of Pledgor under this Agreement.

     Pledgor acknowledges that the effectiveness of this Agreement is not conditioned on any or all of the Indebtedness being guaranteed by anyone else. Subject to the terms of the Credit Agreement, Agent, in its sole discretion, without notice to Pledgor, may release, exchange, enforce and otherwise deal with any security now or later held by the Agent for payment of the Indebtedness without affecting in any manner the Agent's rights under this Agreement. Pledgor acknowledges and

                                                                    EXHIBIT 10.1


agrees that neither the Agent nor any of the Banks has any obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Pledgor is not relying upon assets in which Agent or any of the Banks has or may have a lien or security interest for payment of the Indebtedness.

     Pledgor irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Company or any Account Party (or any other guarantor) with respect to this Agreement, whether these rights arise under an express or implied contract or by operation of law. It is the intention of the parties that Pledgor shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as the same may be amended) of the Company or any Account Party (or any other guarantor) by reason of the existence of this Agreement in the event that the Company or any Account Party becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Agent and the Banks to enter into certain written contracts with the Company and the Account Parties included in the Indebtedness. Pledgor warrants and agrees that none of Agent's or any of the Banks' rights, remedies or interests shall be directly or indirectly impaired because of any of Pledgor's status as an "insider" or "affiliate" of the Company or any Account Party, and Pledgor shall take any action, and shall execute any document, which the Agent may request in order to effectuate this warranty to the Agent.

     Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or part, the effectiveness of this Agreement shall automatically continue or be reinstated, as the case may be, in the event that
(a) any payment received or credit given by the Agent or any of the Banks in respect of the Indebtedness is returned, disgorged, or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement shall be enforceable against Pledgor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Agent or such Bank, and whether or not the Agent or such Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Agent or any of the Banks relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Agent or any of the Banks for the Indebtedness, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Agent or any of the Banks of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Agent or any of the Banks), in which case this Agreement shall be enforceable to the extent of all liability, costs and expenses (including without limit reasonable attorneys' fees) incurred by the Agent or any of the Banks as the direct or indirect result of any environmental condition or hazardous or toxic substances. For purposes of this Agreement, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

                                                                    EXHIBIT 10.1



Pledgor will comply in all material respects with all statutes, laws, ordinances and regulations relating to the Collateral, including without limitation any registration requirements and all federal, state and local environmental protection, toxic substance and other similar laws and regulations applicable to Pledgor's business or to any of the Collateral or any premises where any of the Collateral is located (Pledgor hereby representing and warranting that, as of the date hereof, it is in compliance with all such laws and regulations), and hold harmless and indemnify Agent and each of the Banks from and against any and all liability or claims asserted against or suffered by Agent or any of the Banks as a result of any failure by Pledgor to comply with this paragraph (or any misrepresentation or breach of warranty hereunder), such indemnity to survive any payoff and discharge of the Indebtedness.

     Pledgor shall take or cause to be taken and execute or cause to be executed all financing statements, endorsements, assignments and other writings requested by Agent to establish, maintain, reinstate, and/or continue the perfected and first priority status of the security interest of Agent in the Collateral or implement or further effectuate the terms or purpose of this Agreement, although the failure of Pledgor to do so shall not affect in any way Agent's perfected and first priority security interest in the Collateral, and will on demand pay all costs and expenses of filing and recording, including the costs of any record searches, deemed necessary by Agent from time to time, to establish or determine the validity and the priority of Bank's security interest. Pledgor further makes, constitutes and appoints Agent its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Agreement, including, without limitation, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of the Collateral. Such appointment shall be deemed irrevocable and coupled with an interest and may be exercised only at any time following the occurrence and during the continuance of a Default.

     Pledgor waives any right to require the Agent or any of the Banks to: (a) proceed against any person, including without limit the Company or any Account Party; (b) proceed against or exhaust any security held from the Company or any Account Party or any other person; (c) pursue any other remedy in the Agent's or any of the Banks' power; or (d) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Agent or any of the Banks as security, in connection with any other obligations or evidences of Indebtedness which continues in whole or in part of the Indebtedness secured under this Agreement, or in connection with the creation of new or additional Indebtedness.

     Pledgor waives any defense based upon or arising by reason of (a) any disability or other defense of the Company, any Account Party or any other person; (b) the cessation or limitation from any cause, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Company or any Account Party or any defect in the formation of the Company or any Account Party; (d) the application by the Debtor of the proceeds of any Indebtedness for purposes

                                                                    EXHIBIT 10.1



other than the purposes represented by the Company or any Account Party to Agent or any of the Banks or intended or understood by the Agent or any Account Party, the Banks or Pledgor; (e) any act or omission by the Agent or any of the Banks which directly or indirectly result in or aids the discharge of the Company or any Account Party or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form, including without limit the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of Indebtedness or any part of it, including without limit increase or decrease of the rate of interest. Pledgor waives any defense Pledgor may have based upon any election of remedies by the Agent or any of the Banks which destroys Pledgor's subrogation rights or Pledgor's right to proceed against the Company or any Account Party for reimbursement, including without limit any loss of rights Pledgor may suffer by reason of any rights, powers or remedies of the Company of any Account Party in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging the Indebtedness.

     Pledgor acknowledges that the Agent, subject to the terms of the Credit Agreement, has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. To the extent and in connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Agent or any of the Banks may disclose all documents and information which the Agent or any of the Banks now has or later acquires relating to Pledgor, the Indebtedness or this Agreement, however obtained. Pledgor further agrees that the Agent or any of the Banks may disclose the documents and information to the Company or any Account Party.

     This Agreement constitutes the entire agreement of Pledgor and the Agent with respect to the subject matter of this Agreement. No waiver, consent, modification, or change of the terms of this Agreement shall bind Pledgor or Agent unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification, or change shall be effective only in the specific instance and for the specific purpose given. This Agreement shall inure to the benefit of Agent, each of the Banks and their successors and assigns. This Agreement shall be binding on Pledgor and Pledgor's successors, and assigns, including without limit any debtor in possession or trustee in bankruptcy for Pledgor. Pledgor has entered into this Agreement in good faith for the purpose of inducing the Banks to extend credit to make other financial accommodations to Company and the Account Parties and Pledgor acknowledges that the terms of this Agreement are reasonable. If any provision of this Agreement is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MICHIGAN.

     Pledgor agrees to reimburse the Agent for any and all costs and expenses (including without limit court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise and audit expenses) incurred in enforcing any of the duties and obligations of Pledgor or rights of the Agent under this Agreement,

                                                                    EXHIBIT 10.1



except, however, costs and expenses arising solely as a result of the gross negligence or willful misconduct by Agent.

     Pledgor's chief executive office is located at the address specified below. Pledgor will give Agent not less than 30 days prior written notice of all contemplated changes in Pledgor's name, legal structure, chief executive office, or in the location of the Collateral or Pledgor's records concerning same and, prior to making any such changes, file or cause to be filed all financing statements or amendments necessary or appropriate to establish and maintain a valid first priority security interest in all the Collateral for Agent.

     Notices to the parties under this Agreement shall be given (and shall be deemed given) in accordance with Section 14.6 of the Credit Agreement, at address for each party set forth herein or at such other address of a party as designated in writing by such party.

     In the event of any express conflict between the terms and provisions of this Agreement and the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall control.

     WAIVER OF JURY TRIAL. THE AGENT, THE BANKS (BY ACCEPTANCE OF THE BENEFITS HEREUNDER) AND THE COMPANY AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTION OF ANY OF THEM. NEITHER THE AGENT, NOR COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY THE AGENT OR COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY ALL OF THEM.

     Pledgor hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Michigan state court sitting in Detroit in any action or proceeding arising out of or relating to this Agreement and Pledgor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in any such United States Federal or Michigan state court. Pledgor irrevocably consents to the service of any and all process in any such action or proceeding brought in any court in or of the State of Michigan by the delivery of copies of such process to Pledgor at its address specified below or by certified mail directed to such address or such other address as may be designated by Pledgor in any notice to that complies as to delivery with the terms of Section 14.6 of the Credit Agreement. Nothing in this paragraph shall affect the right of the

                                                                    EXHIBIT 10.1


Banks and the Agent to serve process in any other manner permitted by law or limit the right of the Banks or the Agent (or any of them) to bring any such action or proceeding against Pledgor or any of its property in the courts of any other jurisdiction. Pledgor hereby irrevocably waives any objection to the laying of venue of any such suit or proceeding in the above described courts.


                                      * * *

                  (Signature pages follow on succeeding pages)

                                                                    EXHIBIT 10.1



     Notwithstanding anything to the contrary set forth in this Agreement, the total obligations of Pledgor hereunder shall be limited to Agent's enforcement of its rights and remedies under this Agreement with respect to its liens and security interests in the Collateral.


                                        RUSH CREEK, LLC, a Wisconsin limited
                                        liability company



                                        By:
                                           ----------------------------------
                                        Its:
                                            ---------------------------------


Address:

7800 North 113th Street
Milwaukee, Wisconsin 53224

Attention:
           --------------------------

           --------------------------


Accepted and Approved:

COMERICA BANK, as Agent



By:
    ---------------------------------
Its:     Vice President
    ----------------------------


                                                                  Signature Page
                                                         Parent Pledge Agreement

                                                                    EXHIBIT 10.1

                                   EXHIBIT O-1

                                INTERCOMPANY NOTE

                           [SUBSIDIARY TO SUBSIDIARY]
                             [SUBSIDIARY TO COMPANY]

                                                                   July __, 1997


     ON DEMAND, FOR VALUE RECEIVED, ___________, a ____________ corporation ("MAKER") promises to pay to the order of_____, a ___________ corporation ("Holder") at such place as shall be designated from time to time by Maker to Holder, in lawful money of the United States of America or in such other currencies applicable to any particular advance made hereunder (each an "Advance" and, collectively, the "Advances") which may, from time to time, be outstanding hereunder, the sum of _____________________________________ Dollars
($__________), or so much of said sum as may from time to time have been advanced by Holder to Maker and then be outstanding hereunder, together with interest thereon as hereinafter set forth.

     Each Advance shall bear interest at a per annum rate equal to [______________________].


     Interest on the unpaid balance of all Advances shall be payable in immediately available funds quarterly commencing on _______________, 1997 and on the first day of each calendar quarter thereafter. Interest accruing shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed.

     This Note is a note under which advances, repayments and readvances may be made from time to time.

     Upon the occurrence and during the continuance of an Event of Default, as defined in that certain Revolving Credit and Term Loan Agreement dated as of July ____, 1997 (as amended, or otherwise modified from time to time, the "Credit Agreement") by and among Aqua-Chem, Inc. ("Company"), certain financial institutions from time to time signatory thereto (the "Banks") and Comerica Bank, as Agent for the Banks (the "Agent"), and following receipt of notice from the Agent, (A) no payments may be made of the principal of or interest on this Note, and (B) this Note shall be fully subordinated in all respects to the Indebtedness (as defined in the Credit Agreement).

     During the period when payments of interest hereon are not permitted by the preceding paragraph, interest shall accrue and be added to principal on each interest payment date.

     Maker agrees, and Holder by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment, to the prior payment in full of all the

                                                                    EXHIBIT 10.1


Indebtedness; the subordination is for the benefit of the holders of the Indebtedness, and each holder of Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Indebtedness in reliance upon the covenants and provisions contained in this Note; (B) if Maker is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore the Maker shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Indebtedness shall be made or become effective until approved in writing by the holders of the Indebtedness.

     Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (A) holders of Indebtedness shall be entitled to payment in full of all obligations with respect to the Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Indebtedness) to the date of payment of the Indebtedness before Holder shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Indebtedness are paid in full, any distribution to which Holder would be entitled shall be made to holders of Indebtedness as their interests may appear.

     No right of any holder of Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Maker or by its failure to comply with the terms and conditions of this Note.

     This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

     Maker hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

                                                                    EXHIBIT 10.1


     Nothing herein shall limit any right granted Holder by any other instrument or by law.

                                             [AQUA-CHEM, INC.]

                                             By:________________________________

                                             Its:_______________________________


                                             [CB-KRAMER SALES AND SERVICE,
                                             INC.]

                                             By:________________________________

                                             Its:_______________________________

                                                                    EXHIBIT 10.1


                                   EXHIBIT O-2

                                INTERCOMPANY NOTE

                                COMPANY AS MAKER


                                                                   July __, 1997


     ON DEMAND, FOR VALUE RECEIVED, Aqua-Chem, Inc. a Delaware corporation ("MAKER") promises to pay to the order of Aqua-Chem International, Inc., a U. S. Virgin Islands corporation ("Holder") at such place as shall be designated from time to time by Maker to Holder, in lawful money of the United States of America or in such other currencies applicable to any particular advance made hereunder (each an "Advance" and, collectively, the "Advances") which may, from time to time, be outstanding hereunder, the sum of ___________________________________
Dollars ($ ________________), or so much of said sum as may from time to time have been advanced by Holder to Maker and then be outstanding hereunder, together with interest thereon as hereinafter set forth.

     Each Advance shall bear interest at a per annum rate equal to [___________].

     Interest on the unpaid balance of all Advances shall be payable in immediately available funds quarterly commencing on _______________, 1997 and on the first day of each calendar quarter thereafter. Interest accruing shall be computed on the basis of a 360 day year and assessed for the actual number of days elapsed.

     This Note is a note under which advances may be made from time to time.

     So long as that certain Revolving Credit and Term Loan Agreement dated as of the date hereof (as amended or otherwise modified from time to time, the "Credit Agreement") by and among the Maker, certain financial institutions from time to time signatory thereto (each a "Bank" and collectively the "Banks"), and Comerica Bank as Agent for the Banks (the "Agent"), remains in effect, and thereafter until the expiration of all Letters of Credit (as such term is defined in the Credit Agreement) and the payment in full of all Indebtedness (as such term is defined in the Credit Agreement) and the performance by Maker of all other obligations under the Credit Agreement, no payments may be made of the principal of or interest on this Note, and this Note shall be fully subordinated in all respects to the Indebtedness (as defined in the Credit Agreement).

     During the period when payments of interest hereon are not permitted by the preceding paragraph, interest shall accrue and be added to principal on each interest payment date.

     Maker agrees, and Holder by accepting this Note agrees, that: (A) the obligations evidenced by this Note are subordinated in right of payment, to the prior payment in full of all the

                                                                    EXHIBIT 10.1


Indebtedness; the subordination is for the benefit of the holders of the Indebtedness, and each holder of Indebtedness whether now outstanding or hereafter created, incurred, assumed or guaranteed shall be deemed to have acquired Indebtedness in reliance upon the covenants and provisions contained in this Note; (B) if Maker is prohibited by the terms of this Note from making any payment of principal, interest or any other sum under or in respect of this Note when due, and therefore the Maker shall fail to pay when due any such sum, such failure shall not constitute a default or event of default under and in respect of this Note (provided that interest shall continue to accrue as provided herein and be added to principal as herein set forth); and (C) no revision to any provision of this Note applicable or relevant to the subordination of this Note to the Indebtedness shall be made or become effective until approved in writing by the holders of the Indebtedness.

     Upon any distribution (whether cash, securities or other property, by setoff or otherwise) to creditors of Maker in a liquidation or dissolution of Maker or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Maker or its property: (A) holders of Indebtedness shall be entitled to payment in full of all obligations with respect to the Indebtedness (including interest after the commencement of any such proceeding at the rates specified for the applicable Indebtedness) to the date of payment of the Indebtedness before Holder shall be entitled to receive any payment of any obligations with respect to this Note; and (B) until all obligations with respect to the Indebtedness are paid in full, any distribution to which Holder would be entitled shall be made to holders of Indebtedness as their interests may appear.

     No right of any holder of Indebtedness to enforce the subordination of the indebtedness evidenced by this Note shall be impaired by any act or failure to act by the Maker or by its failure to comply with the terms and conditions of this Note.

     This Note shall be interpreted and the rights of the parties hereunder shall be determined under the laws of, and enforceable in, the State of Michigan.

     Maker hereby waives presentment for payment, demand, protest and notice of dishonor and nonpayment of this Note and agrees that no obligation hereunder shall be discharged by reason of any extension, indulgence, release, or forbearance granted by any holder of this Note to any party now or hereafter liable hereon or any present or subsequent owner of any property, real or personal, which is now or hereafter security for this Note.

                                                                    EXHIBIT 10.1



         Nothing herein shall limit any right granted Holder by any other instrument or by law.




                                           AQUA-CHEM, INC.

                                           By:_________________________________

                                           Its:________________________________




                                        3